UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

Filed by the Registrant    ☒
Filed by a Party other than the Registrant    ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒    Definitive Proxy Statement
☐    Definitive Additional Materials
☐    Soliciting Material under §240.14a-12

Neurogene Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒    No fee required.
☐    Fee paid previously with preliminary materials.
☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

April 25, 2025
Dear Stockholder:
You are cordially invited to attend the 2025 Annual Meeting of Stockholders of Neurogene Inc., a Delaware corporation (the “Company”). The meeting is expected to be held virtually at 9:00 a.m. Eastern Time on June 12, 2025. You will be able to virtually attend the meeting, submit your questions and comments, and vote your shares at the meeting by visiting www.virtualshareholdermeeting.com/NGNE2025. We believe that a virtual meeting facilitates stockholder participation, improves communication and saves on the expenses traditionally incurred for in-person annual meetings.
We have elected to deliver our proxy materials to our shareholders over the Internet and will mail to our shareholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our Proxy Statement and our 2024 annual report to shareholders. The Notice of Internet Availability of Proxy Materials also provides instructions on how to vote by telephone or Internet and includes instructions on how to receive a paper copy of the proxy materials by mail. You may also find copies of these items online at ir.neurogene.com/financial-information/sec-filings.
The matters to be voted on are described in the accompanying Notice of 2025 Annual Meeting of Stockholders and Proxy Statement. Our Board of Directors recommends that you vote in accordance with each of its recommendations regarding the proposals listed in the Notice of 2025 Annual Meeting of Stockholders and described in the accompanying Proxy Statement.
Your vote is important. Whether or not you expect to attend the Annual Meeting, we encourage you to read the Proxy Statement and vote by Internet or, if you requested paper copies of the proxy materials, by telephone or by submitting your signed and dated proxy card to ensure your representation at the Annual Meeting. For specific instructions on how to vote your shares, please refer to the section entitled “Questions and Answers about the Proxy Materials and Voting” beginning on page 1 of the proxy statement and the instructions on the Notice of Internet Availability of Proxy Materials. Providing voting instructions or returning your proxy card in advance of the meeting will not prevent you from voting on the website during the meeting but will ensure that your vote is counted if you are unable to attend.
Sincerely,
Rachel McMinn, Ph.D.
Executive Chair,
Founder and Chief Executive Officer

535 W. 24th Street, 5th Floor, New York, NY 10011
NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS
To Be Held Thursday, June 12, 2025, 9:00 a.m. (Eastern Time)
Virtual Meeting Only — No Physical Meeting Location
To Our Stockholders:
NOTICE IS HEREBY GIVEN that the 2025 Annual Meeting of Stockholders ("Annual Meeting") of Neurogene Inc., a Delaware corporation (the “Company”), will be held in a virtual-only format, via live webcast, on Thursday, June 12, 2025 at 9:00 a.m. (Eastern Time). The purpose of this meeting is to consider and vote upon the following matters:
1.To elect Sarah B. Noonberg and Robert “Keith” Woods as Class II directors to our Board of Directors to serve until the 2028 annual meeting of stockholders and until their respective successors are elected and qualiﬁed;
2.To approve an amendment to our 2023 Equity Incentive Plan to clarify that the number of outstanding shares of common stock used to calculate the automatic share reserve increase also includes shares issuable on exercise of prefunded warrants and conversion of preferred stock;
3.To approve an amendment to our 2023 Employee Stock Purchase Plan to clarify that the number of outstanding shares of common stock used to calculate the automatic share reserve increase also includes shares issuable on exercise of prefunded warrants and conversion of preferred stock;
4.To approve on an advisory (non-binding) basis the compensation of the Company’s named executive officers;
5.To ratify on an advisory (non-binding) basis the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting ﬁrm for the year ending December 31, 2025; and
6.To transact any other matters that may properly come before the Annual Meeting or any adjournments or postponements thereof.
The foregoing items of business are more fully described in the proxy statement accompanying this Notice of 2025 Annual Meeting of Stockholders (the “Proxy Statement”). We also will transact any other business that may properly come before the Annual Meeting, but we are not aware of any such additional matters.
Only stockholders of record at the close of business on April 16, 2025 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the meeting. The accompanying Proxy Statement and the proxy card were either made available to you online or mailed to you beginning on or about April 25, 2025.
To facilitate stockholder participation and save on expenses associated with conducting an in-person annual meeting, the Annual Meeting will be held in a virtual meeting format only. You will be able to virtually attend the meeting, submit your questions and comments, and vote your shares at the meeting by visiting www.virtualshareholdermeeting.com/NGNE2025.
In the event of a technical malfunction or other situation that the meeting chair determines may affect the ability of the Annual Meeting to satisfy the requirements for a meeting of stockholders to be held by means of remote communication under the Delaware General Corporation Law, or that otherwise makes it advisable to adjourn the Annual Meeting, the meeting chair or secretary will convene the meeting at 10:00 a.m. Eastern Time on the date specified above and at the Company’s address specified above solely for the purpose of adjourning the meeting to reconvene at a date, time and physical or virtual location announced by the meeting chair or secretary. Under either of the foregoing circumstances, we will post information regarding the announcement on the Investor page of the Company’s website at https://ir.neurogene.com.
Whether or not you expect to attend the Annual Meeting, we encourage you to read the Proxy Statement and vote as soon as possible, so that your shares may be represented at the meeting. For specific instructions on how to vote your shares, please refer to the section entitled “Questions and Answers About the Proxy Materials and Voting” beginning on page 1 of the accompanying Proxy Statement and the instructions on the Notice of Internet Availability of Proxy Materials.

Donna M. Cochener
SVP, General Counsel and Corporate Secretary
April 25, 2025

i

LEGAL MATTERS
Neoleukin-Neurogene Merger. On December 18, 2023 (the “Merger Closing”), the Company consummated a business combination (the “Merger”) pursuant to an Agreement and Plan of Merger, dated as of July 17, 2023 (the “Merger Agreement”), by and among the Company (which prior to the Merger Closing was known as Neoleukin Therapeutics, Inc., or “Neoleukin”), Project North Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Neoleukin (“Merger Sub”), and Neurogene Inc., a Nevada corporation (“Neurogene OpCo” and formerly a Delaware corporation). Pursuant to the Merger Agreement, Merger Sub merged with and into Neurogene OpCo, with Neurogene OpCo surviving the Merger as a wholly owned subsidiary of the Company. In connection with the completion of the Merger, the Company changed its name from “Neoleukin Therapeutics, Inc.” to “Neurogene Inc.” and its Nasdaq ticker symbol from “NLTX” to “NGNE.”
Information about solicitation and voting. The accompanying proxy is solicited on behalf of the Board of Directors (the “Board”) of Neurogene Inc. (“we”, “us”, “our”, “Neurogene” or the “Company”) for use at the Company’s 2025 Annual Meeting of Stockholders (the “Annual Meeting” or “meeting”) to be held on June 12, 2025 at 9:00 a.m. Eastern Time as a virtual-only meeting which can be accessed at www.virtualshareholdermeeting.com/NGNE2025.
Internet Availability of Proxy Materials. Under rules adopted by the U.S. Securities and Exchange Commission (“SEC”), we are furnishing proxy materials to our stockholders primarily via the internet, instead of mailing printed copies of those materials to each stockholder. On or about April 25, 2025, we expect to send our stockholders a Notice of Internet Availability of Proxy Materials (“Notice”) containing instructions on how to access our proxy materials, including our Proxy Statement and our 2024 annual report to stockholders. The Notice also provides instructions on how to vote by Internet and includes instructions on how to receive a paper copy of the proxy materials by mail. If you prefer to receive printed proxy materials, please follow the instructions included in the Notice.
Important Notice Regarding the Availability of Proxy Materials for the 2025 Annual Meeting of Stockholders to Be Held on June 12, 2025. The Proxy Statement and Annual Report for the year ended December 31, 2024 are available at www.proxyvote.com.
Forward-Looking Statements. The Proxy Statement may contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, which statements are subject to substantial risks and uncertainties and are based on estimates and assumptions. All statements other than statements of historical fact included in the Proxy Statement, including statements about the Company’s Board of Directors, corporate governance practices and executive compensation program and equity compensation utilization, are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “design,” “estimate,” “predict,” “potential,” “plan” or the negative of these terms, and similar expressions intended to identify forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that could cause our actual results or outcomes to differ materially from the forward-looking statements expressed or implied in the Proxy Statement. Such risks, uncertainties and other factors include those risks described in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent Annual Report on Form 10-K filed with the SEC and other subsequent documents we file with the SEC. The Company expressly disclaims any obligation to update or alter any statements whether as a result of new information, future events or otherwise, except as required by law.
Website References. Website references throughout this document are inactive textual references and provided for convenience only, and the content on the referenced websites is not incorporated herein by reference and does not constitute a part of the Proxy Statement.
Use of Trademarks. Neurogene is the trademark of Neurogene Inc. Other names and brands may be claimed as the property of others.
ii

535 W 24th Street, 5th Floor, New York, NY 10011
PROXY STATEMENT
FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND VOTING
What Is the Purpose of These Proxy Materials?
We are making these proxy materials available to you in connection with the solicitation of proxies by the Board for use at the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) to be held virtually on June 12, 2025 at 9:00 a.m. Eastern Time, or at any other time following adjournment or postponement thereof. You are invited to participate in the Annual Meeting and to vote on the proposals described in this proxy statement (the “Proxy Statement”). The proxy materials are first being made available to our stockholders on or about April 25, 2025.
Why Did I Receive a Notice of Internet Availability?
Pursuant to SEC rules, we are furnishing the proxy materials to our stockholders primarily via the Internet instead of mailing printed copies. This process allows us to expedite our stockholders’ receipt of proxy materials, lower the costs of printing and mailing the proxy materials and reduce the environmental impact of our Annual Meeting. If you received a Notice, you will not receive a printed copy of the proxy materials unless you request one. The Notice provides instructions on how to access the proxy materials for the Annual Meeting via the Internet, how to request a printed set of proxy materials and how to vote your shares.
Why Are We Holding a Virtual Annual Meeting?
We have adopted a virtual meeting format for the Annual Meeting to provide a consistent experience to all stockholders regardless of geographic location. We believe this expands stockholder access, improves communications and lowers our costs while reducing the environmental impact of the meeting. In structuring our virtual Annual Meeting, our goal is to enhance rather than constrain stockholder participation in the meeting, and we have designed the meeting to provide stockholders with the same rights and opportunities to participate as they would have at an in-person meeting.
Who Can Vote?
Only stockholders of record at the close of business on April 16, 2025 (the “Record Date”) are entitled to notice of the Annual Meeting and to vote on the proposals described in this Proxy Statement. At the close of business on the Record Date, 14,262,066 shares of our common stock were issued and outstanding.
What Is the Difference between Holding Shares as a Registered Stockholder and as a Beneficial Owner?
Registered Stockholder: Shares Registered in Your Name
If your shares of common stock are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, you are considered to be, with respect to those shares of common stock, the registered stockholder, and these proxy materials are being sent directly to you by us.
Beneficial Owner: Shares Registered in the Name of a Broker, Fiduciary or Custodian
If your shares of common stock are held by a broker, fiduciary or custodian, you are considered the beneficial owner of shares of common stock held in “street name,” and these proxy materials are being forwarded to you from that broker, fiduciary or custodian.
Under certain circumstances banks, brokers and other nominees are prohibited from exercising discretionary authority for beneficial owners who have not provided voting instructions to the bank, broker or other nominee, which is referred to as a “broker non-vote”. In these cases, those shares will be counted for the purpose of determining whether a quorum is present, but will not be voted on any matters deemed non-routine. See also “What Happens If I Do Not Vote?” and “What Happens If I Sign and Return a Proxy Card or Otherwise Vote but Do Not Indicate Specific Choices?” below.
How Can I Participate in the Virtual Annual Meeting?
Stockholders of record as of the close of business on the Record Date are entitled to participate in and vote at the Annual Meeting. To participate in the Annual Meeting, including to vote and ask questions, stockholders of record should go to the meeting website at www.virtualshareholdermeeting.com/NGNE2025, enter the 16-digit control number found on your proxy card or Notice, and follow the instructions on the website. If your shares are held in street name and your voting instruction form or Notice indicates that you may vote those shares through www.proxyvote.com, then you may access, participate in and vote at the Annual Meeting with the 16-digit access code indicated on that voting instruction form or Notice. Otherwise, stockholders who hold their shares in street name should contact their bank, broker or other nominee (preferably at least five days before the Annual Meeting) and obtain a “legal proxy” in order to be able to attend, participate in or vote at the Annual Meeting.
We will endeavor to answer as many stockholder-submitted questions as time permits that comply with the Annual Meeting rules of conduct. We reserve the right to edit profanity or other inappropriate language and to exclude questions regarding topics that are not pertinent to meeting matters or Company business. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition.
The meeting webcast will begin promptly at 9:00 a.m. Eastern Time. Online check-in will begin approximately 15 minutes before then, and we encourage you to allow ample time for check-in procedures. If you experience technical difficulties during the check-in process or during the meeting, please call the number listed on the meeting website for technical support. Additional information regarding the rules and procedures for participating in the Annual Meeting will be set forth in our meeting rules of conduct, which stockholders can view during the meeting at the meeting website.
What Am I Voting on?
The proposals to be voted on at the Annual Meeting are as follows:
(1)    Election of two Class II director nominees to serve until the 2028 Annual Meeting of Stockholders (“Proposal 1”);
(2)    Approval of an amendment to the Neurogene Inc. 2023 Equity Incentive Plan (the “2023 Plan”) to clarify that the number of outstanding shares of common stock used to calculate the automatic share reserve increase includes shares issuable on exercise of prefunded warrants and conversion of preferred stock (“Proposal 2”);
(3)    Approval of an amendment to the Neurogene Inc. 2023 Employee Stock Purchase Plan (the “ESPP”) to clarify that the number of outstanding shares of common stock used to calculate the automatic share reserve increase includes shares issuable on exercise of prefunded warrants and conversion of preferred stock (“Proposal 3”);
(4)    Approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers (“Proposal 4”); and
(5)    Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditor for 2025 (“Proposal 5”).
How Does the Board Recommend That I Vote?
The Board recommends that you vote your shares “FOR” each director nominee in Proposal 1 and “FOR” Proposals 2, 3, 4 and 5.
What If Another Matter Is Properly Brought before the Annual Meeting?
As of the date of filing this Proxy Statement, the Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named as proxies in the proxy card to vote on such matters in accordance with their best judgment.

How Many Votes Do I Have?
Each share of common stock you owned on the Record Date is entitled to one vote for each director candidate. You may NOT cumulate votes relating to the election of directors. For the other matters presented at this meeting, you are entitled to one vote for each share of common stock you owned on the Record Date.
What Does It Mean If I Receive More Than One Set of Proxy Materials?
If you receive more than one set of proxy materials, your shares may be registered in more than one name or held in different accounts. Please cast your vote with respect to each set of proxy materials that you receive to ensure that all of your shares are voted.
Please note that if you have more than one account through which you hold shares, you will receive more than one control number. The control number is used to vote your shares, and is also used to log on to the meeting website to virtually attend the meeting, which will allow you to vote the shares held in the account associated with that control number at the meeting. However, you will not be able to vote shares held in other accounts not associated with the control number you are using to log in to the virtual shareholder meeting. Therefore, it is important that you vote in advance for all of your accounts prior to the Annual Meeting so that all of your shares may be counted.
How Do I Vote?
Even if you plan to attend the Annual Meeting, we recommend that you also submit your vote as early as possible in advance so that your vote will be counted if you later decide not to, or are unable to, virtually attend the Annual Meeting.
Registered Stockholder: Shares Registered in Your Name
If you are the registered stockholder, you may vote your shares online during the virtual Annual Meeting (see “How Can I Participate in the Virtual Annual Meeting?” above) or by proxy in advance of the Annual Meeting by Internet (at www.proxyvote.com) or, if you requested paper copies of the proxy materials, by completing and mailing a proxy card or by telephone (at 800-690-6903).
Beneficial Owner: Shares Registered in the Name of a Broker, Fiduciary or Custodian
If you are the beneficial owner, you may vote your shares online during the virtual Annual Meeting (see “How Can I Participate in the Virtual Annual Meeting?” above) or you may direct your broker, fiduciary or custodian how to vote in advance of the Annual Meeting by following the instructions they provide.
What Happens If I Do Not Vote?
Registered Stockholder: Shares Registered in Your Name
If you are the registered stockholder and do not vote in one of the ways described above, your shares will not be voted at the Annual Meeting and will not be counted toward the quorum requirement.
Beneficial Owner: Shares Registered in the Name of a Broker, Fiduciary or Custodian
If you are the beneficial owner and do not direct your broker, fiduciary or custodian how to vote your shares, your broker, fiduciary or custodian will only be able to vote your shares with respect to proposals considered to be “routine.” Your broker, fiduciary or custodian is not entitled to vote your shares with respect to “non-routine” proposals, which we refer to as a “broker non-vote.” Whether a proposal is considered routine or non-routine is subject to stock exchange rules and final determination by the stock exchange. Even with respect to routine matters, some brokers are choosing not to exercise discretionary voting authority. As a result, we urge you to direct your broker, fiduciary or custodian how to vote your shares on all proposals to ensure that your vote is counted.
What Happens If I Sign and Return a Proxy Card or Otherwise Vote but Do Not Indicate Specific Choices?
Registered Stockholder: Shares Registered in Your Name
The shares represented by each signed and returned proxy will be voted at the Annual Meeting by the persons named as proxies in the proxy card in accordance with the instructions indicated on the proxy card. However, if you are the registered stockholder and sign and return your proxy card without giving specific instructions, the persons named as proxies in the proxy card will vote your shares in accordance with the recommendations of the Board. Your shares will be counted toward the quorum requirement.

Beneficial Owner: Shares Registered in the Name of a Broker, Fiduciary or Custodian
If you are the beneficial owner and do not direct your broker, fiduciary or custodian how to vote your shares, your broker, fiduciary or custodian will only be able to vote your shares with respect to proposals considered to be “routine.” Your broker, fiduciary or custodian is not entitled to vote your shares with respect to “non-routine” proposals, resulting in a broker non-vote with respect to such proposals.
Can I Change My Vote after I Submit My Proxy?
Registered Stockholder: Shares Registered in Your Name
If you are the registered stockholder, you may revoke your proxy at any time before the final vote at the Annual Meeting in any one of the following ways:
(1)    You may complete and submit a new proxy card, but it must bear a later date than the original proxy card;
(2)    You may submit new proxy instructions via telephone or the Internet;
(3)    You may send a timely written notice that you are revoking your proxy to our Corporate Secretary at the address set forth on the first page of this Proxy Statement; or
(4)    You may vote by attending the Annual Meeting virtually. However, your virtual attendance at the Annual Meeting will not, by itself, revoke your proxy.
Your last submitted vote is the one that will be counted.
Beneficial Owner: Shares Registered in the Name of a Broker, Fiduciary or Custodian
If you are the beneficial owner, you must follow the instructions you receive from your broker, fiduciary or custodian with respect to changing your vote.
What Is the Quorum Requirement?
The holders of a majority of the shares of common stock outstanding and entitled to vote at the Annual Meeting, either virtually or represented by proxy, must be present at the Annual Meeting to constitute a quorum. A quorum is required to transact business at the Annual Meeting.
Your shares will be counted toward the quorum only if you submit a valid proxy (or a valid proxy is submitted on your behalf by your broker, fiduciary or custodian) or if you attend the Annual Meeting virtually and vote. Abstentions and broker non-votes, if any, will be counted toward the quorum requirement. If there is no quorum, the chair of the Annual Meeting or the holders of a majority of shares of common stock present at the Annual Meeting, either virtually or represented by proxy, may adjourn the Annual Meeting to another time or date.
How Many Votes Are Required to Approve Each Proposal and How Are Votes Counted?
Votes will be counted by Broadridge Financial Solutions, the Inspector of Elections appointed for the Annual Meeting.
Proposal 1: Election of Directors
A nominee will be elected as a director at the Annual Meeting if the nominee receives a plurality of the votes cast “FOR” his or her election. “Plurality” means that the individuals who receive the highest number of votes cast “FOR” are elected as directors. Broker non-votes, if any, and votes that are withheld will not be counted as votes cast on the matter and will have no effect on the outcome of the election. Stockholders do not have cumulative voting rights for the election of directors.

Proposal 2: Approval of an Amendment to the Neurogene Inc. 2023 Equity Incentive Plan
The affirmative vote of the holders of at least a majority of shares of common stock present or represented at the Annual Meeting and entitled to vote on the matter is required to approve this proposal. Abstentions will have the same effect as a vote “AGAINST” the matter. Broker non-votes, if any, will have no effect on the outcome of the matter.
Proposal 3: Approval of an Amendment to the Neurogene Inc., 2023 Employee Stock Purchase Plan
The affirmative vote of the holders of at least a majority of shares of common stock present or represented at the Annual Meeting and entitled to vote on the matter is required to approve this proposal. Abstentions will have the same effect as a vote “AGAINST” the matter. Broker non-votes, if any, will have no effect on the outcome of the matter.
Proposal 4: Non-Binding Advisory Vote on Executive Compensation
The affirmative vote of the holders of at least a majority of shares of common stock present or represented at the Annual Meeting and entitled to vote on the matter is required to approve this proposal. Abstentions will have the same effect as a vote “AGAINST” the matter. Broker non-votes, if any, will have no effect on the outcome of the matter.
Proposal 5: Ratification of Independent Auditor Appointment
The affirmative vote of the holders of at least a majority of shares of common stock present or represented at the Annual Meeting and entitled to vote on the matter is required to approve this proposal. Abstentions will have the same effect as a vote “AGAINST” the matter. Broker non-votes, if any, will have no effect on the outcome of the matter.
Who Is Paying for This Proxy Solicitation?
We will pay the costs associated with the solicitation of proxies, including the preparation, assembly, printing and mailing of the proxy materials. We may also reimburse brokers, fiduciaries or custodians for the cost of forwarding proxy materials to beneficial owners of shares of common stock held in “street name.”
Our employees, officers and directors may solicit proxies in person or via telephone or the Internet. We will not pay additional compensation for any of these services.
When are Stockholder Proposals and Director Nominations Due for Next Year’s Annual Meeting?
Stockholders who wish to submit proposals for inclusion in next year’s proxy materials must submit such proposals in writing by December 26, 2025 to our Corporate Secretary at 535 W. 24th Street, 5th Floor, New York, NY 10011, and must comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); provided, however, that if our 2026 Annual Meeting of Stockholders is held before May 13, 2026 or after July 12, 2026, then the deadline is a reasonable amount of time prior to the date we begin to print and mail our proxy statement for the 2026 Annual Meeting of Stockholders. A submission of a stockholder proposal does not guarantee that it will be included in the proxy materials.
If you wish to submit a proposal (including a director nomination) at the 2026 Annual Meeting of Stockholders (other than pursuant to Rule 14a-8 of the Exchange Act), the proposal must be received by our Corporate Secretary not later than the close of business on March 14, 2026 nor earlier than the close of business on February 12, 2026; provided, however, that if our 2026 Annual Meeting of Stockholders is held more than 30 days before or 60 days after the anniversary of the Annual Meeting, then the proposal must be received no earlier than the 120th day before the 2026 Annual Meeting and not later than the close of business on the later of the 90th day prior to such meeting or the 10th day following the date on which public announcement of the date of such meeting is first made. Any such director nomination or stockholder proposal must be a proper matter for stockholder action and must comply with the terms and conditions set forth in our Bylaws (which includes the timing and information required under Rule 14a-19 of the Exchange Act). If a stockholder fails to meet these deadlines or fails to satisfy the requirements of Rule 14a-4 of the Exchange Act, we may exercise discretionary voting authority under proxies we solicit to vote on any such proposal as we determine appropriate. We reserve the right to reject, rule out of order or take other appropriate action with respect to any nomination or proposal that does not comply with these and other applicable requirements.
How Can I Find out the Voting Results?
We expect to announce preliminary voting results at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K to be filed with the SEC within four business days after the Annual Meeting.

Who Can Help Answer Any Questions I May Have?
If you have any questions or require any assistance with voting your shares, or if you need additional copies of the proxy materials, please contact:

Neurogene Inc.
Attn: Corporate Secretary 535 W. 24th Street, 5th Floor
New York, NY 10011

PROPOSAL 1: ELECTION OF DIRECTORS
In accordance with our Certificate of Incorporation and Bylaws, the Board has fixed the number of directors constituting the Board at six. At the Annual Meeting, the stockholders will vote to elect the two Class II director nominees named in this Proxy Statement to serve until the 2028 Annual Meeting of Stockholders and until their successors are duly elected and qualified or until their earlier resignation or removal. Our Board has nominated Dr. Sarah B. Noonberg and Robert “Keith” Woods for election to our Board. Dr. Noonberg joined the Board in August 2019 and Mr. Wood was initially appointed to the Board in December 2023 pursuant to the Merger Agreement.
Our director nominees have indicated that they are willing and able to serve as directors. However, if either of them becomes unable or, for good cause, unwilling to serve, proxies may be voted for the election of such other person as shall be designated by our Board, or the Board may decrease the size of the Board.
Information Regarding Director Nominees and Continuing Directors
Our Board is divided into three classes, with members of each class holding office for staggered three-year terms. There are currently two Class I directors, whose terms expire at the 2027 Annual Meeting of Stockholders; two Class II directors, who are up for election at this meeting for a term expiring at the 2028 Annual Meeting of Stockholders; and two Class III directors, whose terms expire at the 2026 Annual Meeting of Stockholders.
Biographical and other information regarding our director nominees and directors continuing in office, including the primary skills and experiences considered by our Nominating and Corporate Governance Committee (the “Nominating Committee”) in determining to recommend them as nominees, is set forth below.

Name	Class	Age (as of April 25)	Position
Rachel McMinn, Ph.D.	I	52	Executive Chair and Chief Executive Officer
Robert Baffi, Ph.D.(2)(3)	III	70	Director
Cory Freedland, Ph.D.(1)	I	49	Director
Sarah B. Noonberg, M.D., Ph.D.(2)	II	57	Director
Rohan Palekar(1)(2)	III	59	Director
Robert Keith Woods (“Keith Woods”)(1)(3)	II	57	Director
(1)    Member of the Audit Committee
(2)    Member of the Compensation Committee
(3)    Member of the Nominating Committee
Class II Director Nominees
Sarah B. Noonberg, M.D., Ph.D. Dr. Noonberg has served as a member of our Board since August 2019. Dr. Noonberg has over 20 years of industry experience leading development programs from discovery to commercialization across a range of indications, and has served as the Chief Medical Officer of Metagenomi, Inc. (Nasdaq: MGX), a next generation gene editing biotechnology company, since January 2023. Prior to Metagenomi, from September 2020 to September 2022, Dr. Noonberg served as the Chief Medical Officer of Maze Therapeutics, a human-genetics driven research and development company, and from May 2018 to May 2019, she served as the Chief Medical Officer of Nohla Therapeutics Inc., a developer of universal, off-the-shelf cell therapies for patients with hematological malignancies and other critical diseases. Prior to Nohla Therapeutics, Dr. Noonberg served as the Chief Medical Officer of Prothena Corporation plc (Nasdaq: PRTA), a biotechnology company, from May 2017 to May 2018. Dr. Noonberg previously served as Group Vice President and Head of Global Clinical Development at BioMarin Pharmaceuticals Inc. (Nasdaq: BMRN), a biotechnology company, from August 2015 to March 2017. From May 2007 to August 2015, she held several positions at Medivation, Inc., a biopharmaceutical company, including as Senior Vice President of Early Development. Dr. Noonberg also previously served as a member of the board of directors of Marinus Pharmaceuticals, Inc. (Nasdaq: MRNS), a biopharmaceutical company, from May 2023 to November 2024, and on the board of directors of Protagonist Therapeutics, Inc (Nasdaq: PTGX), a biopharmaceutical company, from December 2017 to May 2023. Dr. Noonberg received her M.D. from the University of California, San Francisco, her Ph.D. in Bioengineering from the University of California, Berkeley, and her B.S. in Engineering from Dartmouth College. She is a board-certified internist and completed her residency at Johns Hopkins Hospital.
We believe Dr. Noonberg is qualified to serve on our Board because of her senior leadership and public company board experience in the biopharmaceutical industry as well as her extensive medical knowledge and clinical development and regulatory experience.

Keith Woods. Mr. Woods has served as a member of our Board since December 2023. Mr. Woods is an advisor to the board of directors of argenx SE (Nasdaq: ARGX), a biopharmaceutical company, where he served as Chief Operating Officer from April 2018 to March 2023. Mr. Woods has over 30 years of experience in the biopharmaceutical industry. Prior to argenx, Mr. Woods served as Senior Vice President of North American Operations for Alexion Pharmaceuticals, Inc., a biopharmaceutical company, where he managed a team of several hundred people in the U.S. and Canada and was responsible for more than $1 billion in annual sales. Within Alexion, Mr. Woods had previously served as Vice President and Managing Director of Alexion UK, overseeing all aspects of Alexion’s UK business, and Vice President of U.S. Operations and Executive Director of Sales, leading the launch of Soliris in atypical hemolytic uremic syndrome. Prior to Alexion, Mr. Woods held various positions of increasing responsibility within Roche, Amgen Inc. and Eisai Co., Ltd., over a span of 20 years. Mr. Woods has served on the board of directors of X4 Pharmaceuticals, Inc. (Nasdaq: XFOR) since October 2023, Rocket Pharmaceuticals, Inc. (Nasdaq: RCKT) since December 2023, and TScan Therapeutics, Inc. (Nasdaq: TCRX) since December 2023. Mr. Woods received his B.S. in Marketing from Florida State University.
We believe Mr. Woods is qualified to serve on our Board because of his extensive senior management, leadership and operational experience in the biopharmaceutical industry.
Class I Directors Continuing in Office
Cory Freedland, Ph.D. Dr. Freedland has served as a member of our Board since December 2023 and served as the board of directors of Neurogene OpCo from February 2019 to December 2023. Dr. Freedland is a Partner at Samsara BioCapital (“Samsara”), an investment company focused on the life sciences industry, which he joined in October 2017. Dr. Freedland has over 20 years of experience, leading multiple successful life science investments in his role. Prior to Samsara, Dr. Freedland was a Principal at Sofinnova Ventures, a biopharmaceutical venture capital firm, where he focused on biopharmaceutical investments. He played a central role in Sofinnova’s investments in Civitas Therapeutics, Inc. (acquired by Acorda Therapeutics, Inc.), Principia Biopharma, Spark Therapeutics, Inc. (acquired by Roche), Ziarco Pharma Ltd. (acquired by Novartis AG), and ZS Pharma, Inc. (acquired by AstraZeneca plc). Prior to Sofinnova, Dr. Freedland was a Principal at Novo A/S. Before his transition to healthcare investing, Dr. Freedland was a Vice President in the healthcare investment banking practice at Morgan Stanley. Prior to transitioning to life sciences finance, Dr. Freedland worked as a research scientist for Roche focusing on preclinical drug discovery and novel target identification for psychiatric and neurodegenerative diseases. Dr. Freedland served on the board of directors of Jiya Acquisition Corp. from November 2020 to November 2022. Dr. Freedland has also served on the board of directors of multiple private companies. Dr. Freedland received his Ph.D. in Pharmacology from Wake Forest University School of Medicine, his M.B.A. from the Kellogg School of Management and his B.A. in Psychology and Religious Studies from Connecticut College.
We believe Dr. Freedland is qualified to serve on our Board because of his extensive leadership, investment and business development experience in the life sciences sector, as well as his experience as a director of several biotechnology company boards.
Rachel McMinn, Ph.D. Dr. McMinn has served as Chief Executive Officer and Executive Chair of our Board since December 2023. Dr. McMinn founded Neurogene OpCo in January 2018 and has served as its Chief Executive Officer and a member of its board of directors since that time. Prior to founding Neurogene, she served as Chief Business and Strategy Officer of Intercept Pharmaceuticals, Inc. (formerly Nasdaq: ICPT, until its acquisition by Alfasigma S.p.A.), a biopharmaceutical company dedicated to the treatment of patients with serious liver disease, from April 2014 to December 2017. Prior to her operational experience, Dr. McMinn was an award-winning biotechnology analyst, with 13 years of experience at firms such as Bank of America Merrill Lynch, Cowen and Company and Piper Jaffray. Dr. McMinn also serves on the board of directors of Everyone Medicines since 2021, and prior to that the non-profit Everyone Foundation from 2019 to 2021. Dr. McMinn received her B.A., magna cum laude, from Cornell University and her Ph.D. from The Scripps Research Institute, and was awarded a Post-Doctoral Miller Fellowship at the University of California, Berkeley.
We believe Dr. McMinn is qualified to serve on our Board because of her in-depth knowledge of the Company, her operational and senior management experience, and her extensive healthcare investment research in the biotechnology industry.
Class III Directors Continuing in Office
Robert Baffi, Ph.D. Dr. Baffi has served as a member of our Board since December 2023 and served as a member of the board of directors of Neurogene OpCo from September 2020 to December 2023. Dr. Baffi is a Venture Partner at Samsara, an investment company focused on the life sciences industry, which he joined in March 2021. Dr. Baffi had a 23-year tenure at BioMarin Pharmaceutical Inc. (Nasdaq: BMRN), a global biotechnology company, from May 2000 to March 2023, where he served as President of Global Manufacturing & Technical Operations from 2018 to 2020, was responsible for overseeing manufacturing, process development based on the baculovirus system, quality, logistics, engineering and analytical chemistry, and led the building of one of the first gene therapy manufacturing facilities of its kind, before he became Senior Advisor to the Chairman and Chief Executive Officer in 2021. Prior to BioMarin, Dr. Baffi served 14 years in a number of increasingly senior positions at Genentech, Inc., primarily in the functional area of quality control. Prior to Genentech, Dr.

Baffi worked at Cooper BioMedical, Inc. as a Research Scientist and at the Becton Dickinson Research Center as a Post-Doctoral Fellow. Dr. Baffi has contributed to the approval and commercial success of 28 products. Dr. Baffi has served as a member of the board of directors of Mosaic ImmunoEngineering Inc. (OTCMTKS: CPMV), a biotechnology company, since June 2021 and served as a director of Bionic Sight, Inc., a biotechnology company, from 2020 through the end of 2024. Dr. Baffi also serves on the science advisory board of the National Institute for Bioprocessing Research & Training. Dr. Baffi received his Ph.D., M. Phil. and B.S. in biochemistry from the City University of New York and his M.B.A. from Regis University.
We believe Dr. Baffi is qualified to serve on our Board because of his extensive education and investment, management, commercialization, operational and leadership experience in the life sciences sector.
Rohan Palekar. Rohan Palekar has served as a member of our Board since March 2022. Mr. Palekar has served as Chief Executive Officer and a member of the board of directors of 89bio, Inc. (Nasdaq: ETNB), a biopharmaceutical company, since June 2018. Prior to 89bio, Mr. Palekar held various positions at Avanir Pharmaceuticals, Inc., a specialty pharmaceutical company, including the role of President and Chief Executive Officer of Avanir from December 2015 to July 2017, where he led the company following its acquisition by Otsuka Pharmaceutical Co., Ltd. in 2015. Prior to the acquisition, Mr. Palekar served as Executive Vice President and Chief Operating Officer in 2015 and as Senior Vice President and Chief Commercial Officer of Avanir from March 2012 to March 2015. Prior to Avanir, from 2008 to 2011, Mr. Palekar served as Chief Commercial Officer for Medivation, Inc., a biopharmaceutical company, where he was responsible for all commercial activities, chemistry, manufacturing and controls, medical affairs, and public relations functions. Mr. Palekar also spent over 16 years at Johnson & Johnson (NYSE: JNJ), a diversified healthcare company, in various senior commercial and strategic management roles. Mr. Palekar served as a trustee for Aim High for High School, a non-profit educational institution, from 2018 till 2023 and chair of the board of trustees from 2021 to 2023. Mr. Palekar earned his M.B.A. from the Tuck School of Business at Dartmouth College, his B.Com. in Accounting from the University of Mumbai and his L.L.B. from the University of Mumbai. Mr. Palekar is also a certified Chartered Accountant and a Cost and Management Accountant.
We believe Mr. Palekar is qualified to serve on our Board because of his operational experience in the biopharmaceutical industry as well as his senior management and leadership experience.
Board Recommendation
The Board recommends a vote “FOR” the election of each of the Class II director nominees set forth above.

PROPOSAL NO. 2
APPROVAL OF AN AMENDMENT TO OUR 2023 EQUITY INCENTIVE PLAN TO CLARIFY THAT THE NUMBER OF OUTSTANDING SHARES OF COMMON STOCK USED TO CALCULATE THE AUTOMATIC SHARE RESERVE INCREASE INCLUDES SHARES ISSUABLE ON EXERCISE OF PREFUNDED WARRANTS AND CONVERSION OF PREFERRED STOCK
Background of the Proposal; Material Amendments
We are asking our stockholders to approve a technical amendment to our 2023 Equity Incentive Plan (the “2023 Plan”) to clarify that the number of outstanding shares of common stock used to calculate the automatic share reserve increase under the 2023 Plan includes shares of common stock issuable on exercise of outstanding prefunded warrants and conversion of outstanding preferred stock in addition to the shares of our common stock outstanding (the “2023 Plan Amendment”).
Prospectively, the annual share reserve increase for the 2023 Plan will continue to be effective as of the first day of our fiscal year and the change to the mechanism of calculation will be effective with the share increase under the 2023 Plan on January 1, 2026 based on the number of shares outstanding as of such date. No other changes are being made to the 2023 Plan.
Our Board has adopted the 2023 Plan Amendment, subject to approval from our stockholders at the Annual Meeting. The 2023 Plan Amendment is consistent with the original intent of the evergreen provision and important to help ensure that our incentive plans maintain share reserves sufficient to retain and attract talented service providers. If our stockholders do not approve the 2023 Plan Amendment, the 2023 Plan will continue in accordance with the original terms of such plan.
Summary of the 2023 Plan
The following description of the 2023 Plan, as proposed to be amended, is not intended to be complete and is qualified in its entirety by the complete text of the 2023 Plan and the 2023 Plan Amendment, which are attached as Appendix A to this proxy statement. We urge you to read the 2023 Plan and 2023 Plan Amendment in their entirety.
Administration
The 2023 Plan is administered by our Compensation Committee, or such other committee designated by our Board to administer the 2023 Plan, which we refer to herein as the 2023 Plan Administrator. The 2023 Plan Administrator has broad authority, subject to the provisions of the 2023 Plan, to administer and interpret the 2023 Plan and awards granted thereunder. All decisions and actions of the 2023 Plan Administrator are final and binding. To the maximum extent permissible under applicable law, the Compensation Committee may also delegate any or all of its authority to one or more subcommittees composed of one or more of our directors and/or officers, provided the delegating resolutions shall specify the total number of shares of common stock such subcommittee may award, and no such subcommittee shall designate any officer or non-employee director as a recipient of any awards. The Compensation Committee has delegated authority to the President and Chief Financial Officer of the Company to assist with the day-to-day administration of the 2023 Plan.
Stock Subject to the 2023 Plan
The maximum number of shares of our common stock that may be issued under the 2023 Plan, subject to adjustment for certain changes in our capitalization, will not exceed the sum of (i) 3,344,857 and (ii) any shares added pursuant to the 2023 Plan evergreen feature, which as proposed to be amended would provide that the number of shares will automatically increase on January 1 of each year beginning in 2026 and ending with a final increase on January 1, 2033, in an amount equal to 4% of the total number of shares of common stock outstanding (including shares issuable on exercise of outstanding prefunded warrants and conversion of preferred stock), unless the Compensation Committee determines that there will be a smaller increase, or no increase, with respect to a particular year. The maximum number of shares of common stock that may be issued pursuant to the exercise of incentive stock options granted under the 2023 Plan will not exceed 2,237,722.
Shares of common stock issued under the 2023 Plan may be either authorized and unissued shares or previously issued shares acquired by the Company. On termination or expiration of an award under the 2023 Plan, in whole or in part, the number of shares of common stock subject to such award but not issued thereunder or that are otherwise forfeited back to the Company will again become available for grant under the 2023 Plan. Additionally, shares retained or withheld in payment of any exercise price, purchase price or tax withholding obligation of an award and shares subject to awards that otherwise do not result in the issuance of shares in connection with the payment or settlement of the award will again become available for grant under the 2023 Plan.
Limits on Non-Employee Director Compensation
Under the 2023 Plan, the aggregate dollar value of all cash and equity-based compensation (based on the grant date fair market value for equity awards, and whether granted under the 2023 Plan or otherwise) to our non-employee directors for services in such capacity will not exceed $750,000 during any calendar year. However, during the calendar year in which a non-employee director first joins our Board or during any calendar year in which a non-employee director serves as Chairman or Lead Director, such aggregate limit will instead be $1,000,000.
Eligibility
Prospective or current members of the board, employees (including executive officers), and other service providers of the Company and its affiliates are eligible to participate in the 2023 Plan. As of April 16, 2025, there were approximately 108 employees (including four executive officers), five non-employee directors and three consultants who are eligible to be selected to participate in the 2023 Plan.
Types of Awards
Stock Options. All stock options granted under the 2023 Plan will be evidenced by a written agreement with the participant, which provides, among other things, whether the option is intended to be an incentive stock option or a non-qualified stock option, the number of shares subject to the stock option, the exercise price, exercisability (or vesting), the term of the option, which may not generally exceed 10 years (or five years for grants of incentive stock options to 10% holders), and other terms and conditions. The exercise price for any stock option granted may not be less than the fair market value per share of our common stock on the grant date (or 110% of such fair market value for grants of incentive stock options to 10% holders). The 2023 Plan Administrator may, without stockholder approval, reduce the exercise price of a previously awarded stock option, or cancel and re-grant or exchange any such stock option for cash or a new award with a lower (or no) exercise price. Participants have no voting rights and no rights to receive dividends in respect of stock options until the participant becomes the holder of record of the common stock subject to such stock options.

Stock Appreciation Rights. Stock appreciation rights, or SARs, may be granted alone or in conjunction with all or part of a stock option. Upon exercising a SAR, the participant is entitled to receive the amount by which the fair market value of our common stock at the time of exercise exceeds the exercise price of the SAR. All freestanding SARs will be granted subject to the same terms and conditions as applicable to stock options, including exercise price and term, as set forth above, and all tandem SARs shall have the same exercise price as the stock option to which they relate. SARs may be settled in common stock, cash, restricted stock, or a combination thereof, at the 2023 Plan Administrator’s discretion. Participants have no voting rights and no rights to receive dividends in respect of SARs until the participant becomes the holder of record of the common stock subject to such SARs. The 2023 Plan Administrator may, without stockholder approval, reduce the exercise price of a previously awarded SAR, or cancel and re-grant or exchange any such SAR for cash or a new award with a lower (or no) exercise price.

Restricted Stock and Restricted Stock Units (“RSUs”). Awards of restricted stock are shares of common stock that are transferred to the participant subject to restrictions that may result in forfeiture if specified conditions are not satisfied. RSUs result in the transfer of shares of cash or common stock to the participant only after specified conditions are satisfied. The 2023 Plan Administrator will determine the restrictions and conditions applicable to each award of restricted stock or RSUs, which may include performance vesting conditions. Participants are entitled to receive all dividends and other distributions paid with respect to shares of common stock subject to restricted stock awards, unless determined otherwise by the 2023 Plan Administrator. Participants are entitled to receive dividend equivalents with respect to shares of common stock subject to RSUs only to the extent provided by the 2023 Plan Administrator.
Notwithstanding the above, no dividends or dividend equivalents will be paid during the performance period with respect to unearned restricted stock or RSUs that are subject to performance-based vesting criteria until the date the performance-based vesting criteria has been achieved.

Incentive Bonuses. Each incentive bonus represents the opportunity to earn a future payment tied to the level of achievement with respect to one or more performance criteria established for a specified performance period. The 2023 Plan Administrator will establish the performance criteria and level of achievement versus these criteria that will determine the threshold, target, and maximum amount payable under an incentive bonus, which criteria may be based on financial performance and/or personal performance evaluations. Payment of the amount due under an incentive bonus may be made in cash or common stock, as determined by the 2023 Plan Administrator.
Other Stock-Based Awards. Other stock-based awards are Awards denominated in or payable in, valued in whole or in part by reference to, or otherwise based on or related to, the value of common stock. The 2023 Plan Administrator will determine the terms and conditions of such stock-based awards.

Performance Awards. The 2023 Plan Administrator may specify certain performance criteria which must be satisfied before awards will be granted or will vest. The performance goals may vary from participant to participant, group to group, and period to period. Such awards may be identified as “Performance Share,” “Performance Equity,” “Performance Unit,” or other such term as chosen by the 2023 Plan Administrator.
Transferability
Awards generally may not be sold, transferred for value, pledged, assigned or otherwise alienated or hypothecated by a participant other than by will or the laws of descent and distribution, and each stock option or SAR may be exercisable only by the participant during his or her lifetime.
Adjustments
In the event any change is made to the outstanding common stock as a result of any reorganization, reclassification, combination of shares, stock split, reverse stock split, spin-off, dividend or distribution of securities, property or cash (other than regular, quarterly cash dividends), or any other event or transaction that affects the number or kind of shares of common stock outstanding, then equitable and proportional adjustments will be made to the maximum number and class(es) of securities issuable under the 2023 Plan (including pursuant to incentive stock options). The terms of any outstanding award shall also be equitably adjusted by the 2023 Plan Administrator as to price, number or kind of shares of common stock subject to such award, vesting, and other terms to reflect the foregoing events. No fractional shares of common stock will be issued or issuable pursuant to such an adjustment.
Change in Control
Upon a change in control, unless otherwise provided in an award agreement or other contract, the 2023 Plan Administrator may provide for any or all of the following upon a participant’s termination of employment without cause or as a result of a material reduction in the participant’s duties, authority or responsibility within 12 months following such change in control, subject to the participant’s execution of a separation agreement and release agreement: (i) stock options or SARs shall fully vest and become exercisable, (ii) any performance awards or incentive bonuses shall vest based on target level achievement or actual performance through a date determined by the 2023 Plan Administrator, and (iii) any restricted stock, RSUs or other stock-based awards (other than those referenced in subsection (ii)), shall vest on the later of the date of termination or the effective date of the separation agreement and release agreement (provided that, to the extent an award would be forfeited due to the termination, such forfeiture will be delayed and will only take effect if the separation agreement and release agreement do not go into effect). Upon a change in control in which the acquiring company does not assume outstanding awards or issue substitute awards, then all awards that are not assumed or substituted for shall be treated as follows, effective immediately prior to the change in control: (A) stock options or SARs shall fully vest and become exercisable, (B) any performance awards or incentive bonuses shall vest based on target level achievement or actual performance through a date determined by the 2023 Plan Administrator, as determined by the 2023 Plan Administrator, and (C) any restricted stock, RSUs or other stock-based awards (other than those referenced in clause (B)) shall vest. Notwithstanding anything to the contrary, in the event of a change in control, the 2023 Plan Administrator may provide for the cancellation and cash settlement of all outstanding awards.
Clawback/Recoupment
Awards granted under the 2023 Plan will be subject to recoupment in accordance with any clawback policy we adopt. In addition, the 2023 Plan Administrator may impose such other clawback, recovery or recoupment provisions in an award agreement as the 2023 Plan Administrator determines necessary or appropriate, including a reacquisition right in respect of previously acquired shares of common stock or other cash or property upon the occurrence of misconduct. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or be deemed a “constructive termination” (or any similar term) as such terms are used in any agreement between any participant and the Company.
Amendment and Termination
Our Board has the right to amend, alter, suspend or terminate the 2023 Plan at any time, provided certain enumerated material amendments may not be made without stockholder approval. No amendment or alteration to the 2023 Plan or an award or award agreement may be made that would materially impair the rights of the holder, without such holder’s consent; however, no consent will be required if the 2023 Plan Administrator determines in its sole discretion and prior to the date of any change in control that such amendment or alteration either is required or advisable in order for us, the 2023 Plan or such award to satisfy any law or regulation or to meet the requirements of or avoid adverse financial accounting considerations under any accounting standard, or is not reasonably likely to significantly diminish the benefits provided under such award, or that any such diminishment has been adequately compensated.

Effective Date and Term
The 2023 Plan became effective on December 18, 2023. No award may be granted under the 2023 Plan after the tenth anniversary of the effective date of the 2023 Plan.
Federal Income Tax Considerations
The following is a summary of the U.S. federal income tax treatment applicable to us and the participants who receive awards under the 2023 Plan based on the federal income tax laws in effect on the date of this proxy statement. This summary is not intended to be exhaustive and does not address all matters relevant to a particular participant based on their specific circumstances. The summary expressly does not discuss the income tax laws of any state, municipality, or non-U.S. taxing jurisdiction, or the gift, estate, excise (including the rules applicable to deferred compensation under Section 409A of the Internal Revenue Code of 1986 (the “Code”)), or tax laws other than U.S. federal income tax law. Because individual circumstances may vary, we recommend that all participants consult their own tax advisor concerning the tax implications of awards granted under the 2023 Plan.
Incentive Stock Options
Options granted under the 2023 Plan may be either incentive stock options, which satisfy the requirements of Section 422 of the Code, or non-qualified stock options, which are not intended to meet such requirements.
No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is recognized for ordinary income tax purposes at the time the option is exercised, although taxable income may arise at that time for alternative minimum tax purposes. Unless there is a “disqualifying disposition”, as described below, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. A disqualifying disposition occurs if the disposition is less than two years after the date of grant or less than one year after the exercise date. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date or (if less) the amount realized upon such sale or disposition over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be a capital gain or loss.
If the optionee makes a disqualifying disposition of the purchased shares, then we will be entitled to an income tax deduction for the taxable year in which such disposition occurs equal to the amount of ordinary income recognized by the optionee as a result of the disposition. We will not be entitled to any income tax deduction if the optionee makes a qualifying disposition of the shares.
Nonqualified Stock Options
No taxable income is recognized by an optionee upon the grant of a non-qualified stock option. The optionee in general will recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-qualified stock option.
Stock Appreciation Rights
No taxable income is recognized upon receipt of a SAR. The participant will recognize ordinary income in the year in which the SAR is exercised, in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the base price in effect for the exercised right, and the participant will be required to satisfy the tax withholding requirements applicable to such income. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant in connection with the exercise of the SAR.
Restricted Stock Awards
A participant who receives unvested shares of common stock will not recognize any taxable income at the time those shares are granted but will have to report as ordinary income, as and when those shares subsequently vest, an amount equal to the excess of (i) the fair market value of the shares on the vesting date over (ii) the cash consideration (if any) paid for the shares. The participant may, however, elect under Section 83(b) of the Code to include as ordinary income in the year the unvested shares are issued an amount equal to the excess of (a) the fair market value of those shares on the issue date over (b) the cash consideration (if any) paid for such shares. If the Section 83(b) election is made, the participant will not recognize any additional income as and when the shares subsequently vest. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant at the time such ordinary income is recognized by the participant.

Restricted Stock Units, Other Stock-Based Awards, Incentive Bonuses
Generally, no taxable income is recognized upon the grant of RSUs, other-stock based awards or incentive bonuses. The participant will recognize ordinary income in the year in which the award is settled in shares or cash. The amount of that income will be equal to the fair market value of the shares on the date of issuance or the amount of the cash paid in settlement of the award, and the participant will be required to satisfy the tax withholding requirements applicable to the income. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant at the time the shares are issued or the cash amount is paid.
Deductibility of Executive Compensation
Section 162(m) of the Code limits the deductibility for federal income tax purposes of certain compensation paid to any “covered employee” in excess of $1 million. For purposes of Section 162(m), the term “covered employee” includes any individual who serves as chief executive officer, chief financial officer, or one of the other three most highly compensated executive officers for 2017 or any subsequent calendar year. It is expected that compensation deductions for any covered employee with respect to awards granted under the 2023 Plan will be subject to the $1 million annual deduction limitation. The 2023 Plan Administrator may grant awards under the 2023 Plan or otherwise that are or may become non-deductible when it believes doing so is in the best interests of the Company and our stockholders.
New Plan Benefits
We cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to eligible participants under the 2023 Plan because the grant of awards and terms of such awards are to be determined in the sole discretion of the 2023 Plan Administrator.
Aggregate Past Grants of Stock Awards under the 2023 Plan
As of April 16, 2025, awards of (a) stock options covering a total of 1,615,438 shares of common stock, (b) restricted stock units covering a total of 365,465 shares of common stock and (c) performance share units covering a total of 252,124 shares of common stock have been granted under the 2023 Plan since its effectiveness in December 2023. The following table shows information regarding the grant of such stock awards (regardless of whether subsequently exercised, vested or forfeited) to the persons and groups identified below.

Name and Title	Options	Restricted Stock Units	Performance Share Units
Rachel McMinn, Ph.D. Chief Executive Officer and Executive Chair	236,782	23,900	152,124
Christine Mikail, J.D. President and Chief Financial Officer	175,900	52,203	100,000
Julie Jordan, M.D. Chief Medical Officer	125,300	8,400	—
All current executive officers as a group (4 people)	615,332	112,094	252,124
All current non-employee directors as a group (5 people)	115,500	—	—
All current employees, including current officers who are not executive officers, as a group	785,423	236,998	—

Board Recommendation
The Board recommends a vote “FOR” approval of the 2023 Plan Amendment to clarify that the number of outstanding shares of Common Stock used to calculate the automatic share reserve increase includes shares issuable on exercise of prefunded warrants and conversion of preferred stock.

PROPOSAL NO. 3
APPROVAL OF AN AMENDMENT TO OUR 2023 EMPLOYEE STOCK PURCHASE PLAN TO CLARIFY THAT THE NUMBER OF OUTSTANDING SHARES OF COMMON STOCK USED TO CALCULATE THE AUTOMATIC SHARE RESERVE INCREASE INCLUDES SHARES ISSUABLE ON EXERCISE OF PREFUNDED WARRANTS AND CONVERSION OF PREFERRED STOCK
Background of the Proposal; Material Amendments
We are asking our stockholders to approve a technical amendment to our 2023 Employee Stock Purchase Plan (the “2023 ESPP”) to clarify that the number of outstanding shares of common stock used to calculate the automatic share reserve increase under the 2023 ESPP includes shares of common stock issuable on exercise of outstanding prefunded warrants and conversion of outstanding preferred stock in addition to the shares of our common stock outstanding (the “ESPP Amendment”).
Prospectively, the annual share reserve increase for the 2023 ESPP will continue to be effective as of the first day of our fiscal year and the change to the mechanism of calculation will be effective with the share increase under the 2023 ESPP on January 1, 2026 based on the number of shares outstanding as of such date. No other changes are being made to the 2023 ESPP.
Our Board has adopted the ESPP Amendment, subject to approval from our stockholders at the Annual Meeting. The ESPP Amendment is consistent with the original intent of the evergreen provision and important to help ensure that our incentive plans maintain share reserves sufficient to retain and attract talented service providers. If our stockholders do not approve the ESPP Amendment, the 2023 ESPP will continue in accordance with the original terms of such plan.
Summary of the 2023 ESPP
The following summary describes the material terms of the 2023 ESPP as amended by the ESPP Amendment. This summary of the 2023 ESPP as amended is not a complete description of all provisions of the 2023 ESPP and is qualified in its entirety by reference to the 2023 ESPP and ESPP Amendment, which are attached to this proxy statement as Appendix B. Stockholders are encouraged to read the 2023 ESPP and ESPP Amendment in their entirety.
Administration
The 2023 ESPP is administered by our Compensation Committee as designated by our Board (the “2023 ESPP Administrator”). All questions of interpretation of the 2023 ESPP are determined by the 2023 ESPP Administrator, whose decisions are final and binding upon all participants. The 2023 ESPP Administrator may delegate its responsibilities under the 2023 ESPP to one or more other persons, and has delegated authority to our President and Chief Financial Officer to assist with the day-to-day administration of the 2023 ESPP.
Eligibility; Participation
Each of our employees and our designated subsidiaries who is employed by the Company (i) for at least 20 hours per week, (ii) for at least five months in any calendar year, and (iii) has been employed by the Company or its designated subsidiary at least six months prior to an enrollment date (as described below), or as may otherwise be required to be permitted to participate by applicable law, will be eligible to participate in the 2023 ESPP. Employees will not be eligible to participate if, immediately after the grant, the employee would beneficially own 5% or more of the total combined voting power or value of all classes of our capital stock.
An eligible employee may begin participating in the 2023 ESPP effective at the beginning of an offering period (as described below). Once enrolled in the 2023 ESPP, a participant receives an option to purchase shares of our common stock with payroll deductions or other contributions, which is automatically exercised at the end of the applicable purchase period within an offering period (as described below). Once an offering period is over, a participant is automatically enrolled in the next offering period unless the participant chooses to withdraw from the 2023 ESPP. The minimum projected contribution by any participant during an offering period is $500. A participant may only accumulate contributions of up to $25,000 during each fiscal year. Additionally, a participant will not be permitted to purchase more than 5,000 shares of our common stock during each purchase period (subject to adjustments as described below). The 2023 ESPP Administrator may, for future offering periods, increase or decrease the maximum number of shares of common stock that a participant may purchase during each purchase period.
Employees of the Company or a designated subsidiary who are citizens or residents of a non-U.S. jurisdiction may be excluded from participation in the 2023 ESPP or an option offering, as determined by the 2023 ESPP Administrator. The 2023 ESPP Administrator may establish one or more sub-plans of the 2023 ESPP to provide benefits to employees of designated subsidiaries located outside the United States in a manner that complies with local law. Any such sub-plan will be a component of the 2023 ESPP and will not be a separate plan.
As of April 16, 2025, approximately 90 employees are eligible to participate in the 2023 ESPP.
Shares Available Under the 2023 ESPP
The maximum number of shares of common stock that will be made available for sale under the 2023 ESPP as amended will be (i) 321,770, which includes shares added to the reserve pool on January 1, 2025 pursuant to the existing evergreen provision, plus (ii) any shares of common stock to be added in the future pursuant to the 2023 ESPP evergreen feature as amended, which would provide that the number of shares will automatically increase on January 1 of each year beginning in 2026 and ending with a final increase on January 1, 2033, subject to adjustment upon changes in the capitalization of the Company, in an amount equal to 1% of the total number of shares of common stock outstanding (including shares issuable on exercise of outstanding prefunded warrants or conversion of preferred stock), unless the Compensation Committee determines that there will be a smaller increase, or no increase, with respect to a particular year. Until the shares of common stock are issued, a participant will only have the rights of an unsecured creditor with respect to such shares, and no right to vote or receive dividends or any other rights as a stockholder will exist with respect to such shares.
Offering Periods
The 2023 ESPP consists of a series of consecutive “offering periods” and “purchase periods” during which shares of common stock may be purchased pursuant to terms of the 2023 ESPP. The 2023 ESPP Administrator may change the duration and timing of offering periods and purchase periods (including the commencement dates thereof) without stockholder approval. The first offering period commenced on April 15, 2025 and will terminate on October 14, 2025, and subsequent offering periods will be each six-month period commencing after the first offering period ends. Offering periods may not be longer than 27 months. The first purchase period commenced on the first day of the first offering period and will terminate on the last day of the second full fiscal quarter that follows the date that the first offering period commenced, and subsequent purchase periods will be each six-month period (two full fiscal quarters) commencing after the first purchase period ends. The first trading day of each offering period is referred to as the “enrollment date,” and the last trading day of each purchase period is referred to as the “exercise date,” which is the date on which options for such purchase period are exercised.
Purchase Price
The price per share at which shares are purchased under the 2023 ESPP will generally be 85% of the fair market value of our common stock on the first day of the offering period or the last day of the purchase period, whichever is lower; however, the 2023 ESPP Administrator may determine a different purchase price. A participant may designate payroll deductions or other contributions (up to 15% of a participant’s compensation) to be used to purchase shares. A participant may only change the percentage or other amount of compensation that is deducted to purchase shares under the 2023 ESPP (other than to withdraw entirely from the 2023 ESPP) effective at the beginning of a purchase period. At the end of each purchase period, unless the participant has withdrawn from the 2023 ESPP, payroll deductions and other contributions are applied automatically to purchase shares of our common stock at the purchase price described above. The number of shares purchased is determined by dividing the payroll deductions and other contributions by the applicable purchase price.
Withdrawal
A participant may withdraw all, but not less than all, of the contributions credited to his or her notional account and not yet used to exercise his or her option under the 2023 ESPP at any time. Upon withdrawal, all of the participant’s contributions credited to the participant’s notional account will be paid to the participant as soon as reasonably practicable after receipt of notice of withdrawal (without interest, except as otherwise required under local laws or permitted by the terms of the 2023 ESPP), the participant’s option for the offering period will be automatically terminated, and no further contributions for the purchase of shares will be made for such offering period. Following a participant’s withdrawal, the participant will not be eligible to re-enroll in the 2023 ESPP until the earlier of the succeeding (i) enrollment date or (ii) purchase period.
Termination of Employment or Eligibility
Upon the termination of a participant’s employment with the Company or a designated subsidiary, as applicable, for any reason or if a participant loses eligibility to participate in the 2023 ESPP, the participant will be deemed to have elected to withdraw from the 2023 ESPP and the contributions credited to such participant’s notional account during the offering period but not yet used to purchase shares will be returned to the participant or, in the case of his or her death, to the person or persons entitled to such amounts under the terms of the 2023 ESPP (without interest, except as otherwise required under local laws or as permitted by the terms of the 2023 ESPP), and the participant’s option to purchase shares will be automatically terminated. In no event may a participant be granted an option to purchase shares under the 2023 ESPP following termination of such participant’s employment.
Corporate Events
In the event of any reorganizations, recapitalizations, stock splits, reverse stock splits, stock dividends, extraordinary dividends or distributions or similar events, the 2023 ESPP Administrator will appropriately adjust the number and class of shares available under the 2023 ESPP, any outstanding purchase rights and the applicable purchase price of such shares.
In the event of the proposed dissolution or liquidation of the Company, any offering period then in progress will be shortened by setting a new exercise date and will terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the 2023 ESPP Administrator.
In the event of a merger, sale or other similar corporate transaction involving the Company, each outstanding option will be assumed or an equivalent option substituted by the successor corporation or an affiliate of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, the offering period with respect to which such option relates will be shortened by setting a new exercise date on which such offering period will end.
Transferability
Rights to purchase common stock under the 2023 ESPP may not be transferred by a participant and may be exercised during a participant’s lifetime only by the participant.

Amendment and Termination
Our ESPP became effective on December 18, 2023 and will continue in effect until December 18, 2033. The 2023 ESPP Administrator may amend, alter or discontinue the 2023 ESPP in any respect at any time.
New Plan Benefits
The benefits that will be received by or allocated to eligible employees under the 2023 ESPP cannot be determined at this time because the amount of payroll deductions or other contributions made to purchase shares of common stock under the 2023 ESPP is entirely within the discretion of each participant (subject to the limitations discussed above). As of April 16, 2025, no shares of common stock had been purchased under the 2023 ESPP.
U.S. Federal Income Tax Considerations
The following is a brief description of the federal income tax treatment that will generally apply to the grant and exercise of rights under the 2023 ESPP, based on federal income tax laws currently in effect. The exact federal income tax treatment of options will depend on the specific nature of any such option and the individual tax attributes of the participant. The following summary is not intended to be exhaustive and, among other considerations, does not describe gift, estate, social security, state, local or international tax considerations. In addition, if one or more sub-plans are established for employees of non-U.S. subsidiaries, the tax rules may be different than discussed below.
The 2023 ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986 (the “Code”) and, as a result, employees who participate in the 2023 ESPP will be afforded favorable tax treatment subject to meeting certain requirements specified by the Code. In general, there are no federal income tax considerations to a participant upon the grant of the option to purchase shares under the 2023 ESPP at the beginning of an option period or upon its exercise on the exercise date at the end of an option period. Upon the disposition of shares of common stock acquired upon exercise of an option, the participant will generally be subject to tax and the nature and amount of the tax will depend on whether the employee has satisfied the statutory holding period.
If the employee holds shares acquired under the 2023 ESPP for at least two years from the grant date of his or her option and at least one year from the date he or she acquired the shares (referred to as the “statutory holding period”), any gain on the sale of the shares will be taxed as ordinary income to the extent of the lesser of (i) the amount by which the fair market value of the shares on the grant date (i.e., the first day of the option period) exceeded the exercise price for the option, or (ii) the amount by which the fair market value of the shares on the date of sale exceeds the exercise price of the option. Any additional gain or loss will be taxed as long-term capital gain or loss.
If the participant sells or otherwise disposes of the shares before the expiration of the statutory holding period, then in the year of such “disqualifying” disposition, the participant will be required to recognize ordinary income equal to the difference between the fair market value of the shares on the date of the exercise of the option and the exercise price of the option. Any additional gain or loss will be short-term or long-term capital gain or loss depending on the length of time the employee has held the shares.
The Company is not entitled to any deduction with respect to the difference between the fair market value of the common stock and the option exercise price if the participant satisfies the statutory holding period described above. If shares are sold before the statutory holding period is satisfied, the Company receives a tax deduction for any ordinary income recognized by the participant.
Board Recommendation
The Board recommends a vote “FOR” approval of the ESPP Amendment to clarify that the number of outstanding shares of Common Stock used to calculate the automatic share reserve increase includes shares issuable on exercise of prefunded warrants and conversion of preferred stock. .

PROPOSAL 4: NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION
In accordance with the rules of the SEC and pursuant to the Dodd-Frank Act, we are providing stockholders with an opportunity to make a non-binding, advisory vote on the compensation of our named executive officers. This non-binding advisory vote is commonly referred to as a “say-on-pay” vote.
The say-on-pay vote is a non-binding, advisory vote on the compensation of our “named executive officers,” as described in this Proxy Statement in the “Executive Compensation” section, the tabular disclosure regarding such compensation and the accompanying narrative disclosure. The say-on-pay vote is not a vote on our general compensation policies or on the compensation of our Board. Stockholders are urged to read the “Executive Compensation” section of the Proxy Statement, which discusses how our executive compensation policies and procedures implement our compensation philosophy. Our Compensation Committee and Board believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving our goals.
As an advisory vote, this proposal is not binding. However, our Board and Compensation Committee, which is responsible for designing and administering our executive compensation program, value the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for our named executive officers.
We are required to hold a say-on-pay vote at least once every three years, and we have determined that holding a say-on-pay vote every year is appropriate for the Company at this time. Unless the Board modifies its policy on the frequency of holding say-on-pay advisory votes, the next say-on-pay vote is expected to occur in 2026.
Board Recommendation
The Board recommends a vote “FOR” this proposal.

PROPOSAL 5: RATIFICATION OF INDEPENDENT AUDITOR APPOINTMENT
Our Audit Committee has appointed Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the year ending December 31, 2025. In this Proposal 3, we are asking stockholders to vote to ratify this appointment. Representatives of Deloitte are expected to be present at the Annual Meeting. They will have the opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions from stockholders.
Stockholder ratification of the appointment of Deloitte as the Company’s independent auditor is not required by law or our Bylaws. However, we are seeking stockholder ratification as a matter of good corporate practice. If our stockholders fail to ratify the appointment, the committee will reconsider its appointment. Even if the appointment is ratified, the committee, in its discretion, may direct the appointment of a different independent auditor at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.
Deloitte has served as the independent auditor since 2023. The following table summarizes the audit fees billed and expected to be billed by Deloitte for the indicated fiscal years and the fees billed by Deloitte for all other services rendered during the indicated fiscal years. All services associated with such fees and provided after the Merger Closing were pre-approved by our Audit Committee in accordance with the “Pre-Approval Policies and Procedures” described below.

	Year Ended December 31,
Fee Category	2024	2023
Audit Fees	$717,115	$482,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$717,115	$482,000

Pre-Approval Policies and Procedures
Our Audit Committee has adopted procedures requiring the pre-approval of all audit and non-audit services performed by our independent auditor in order to assure that these services do not impair the auditor’s independence. These procedures generally approve the performance of specific services subject to a cost limit for all such services. This general approval is reviewed, and if necessary modified, at least annually. Management must obtain the specific prior approval of the committee for each engagement of our auditor to perform other audit-related or non-audit services. The committee does not delegate its responsibility to pre-approve services performed by our auditor to any member of management. The committee has delegated authority to the committee chair to pre-approve audit and non-audit services to be provided to us by our auditor provided that the fees for such services do not exceed $100,000. Any pre-approval of services by the committee chair pursuant to this delegated authority must be reported to the committee at its next regularly scheduled meeting.
Report of the Audit Committee
The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2024 with the Company’s management and with Deloitte, the Company’s independent registered public accounting firm. The Audit Committee has discussed with Deloitte the matters required to be discussed by the applicable standards of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has also received the written disclosures and the letter from Deloitte pursuant to applicable PCAOB requirements regarding its communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Deloitte its independence. Based on the foregoing, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 for filing with the SEC.
This report is provided by the following directors, who serve on the Audit Committee:
Cory Freedland, Ph.D. (Chair)
Rohan Palekar
Keith Woods

Board Recommendation
The Board recommends a vote “FOR” this proposal.

CORPORATE GOVERNANCE
Our business affairs are managed under the direction of our Board. Our Board has adopted a set of Corporate Governance Guidelines as a framework for the governance of the Company, which is posted on our website located at https://ir.neurogene.com/corporate-governance/governance-overview under “Governance Documents.”
Our Governance Structure and Philosophy
Our governance practices reflect the environment in which we operate and are designed to support our mission to turn devastating neurological diseases into treatable conditions and improve the lives of patients and families impacted by these rare diseases. We are a clinical stage biotechnology company in an evolving industry, with a focus on developing our candidate pipeline through both business development and internal research efforts, and, like other companies in the biotechnology industry, face extreme stock price and volume fluctuations that are often unrelated or disproportionate to our operating performance. With these business environment considerations in mind, the Board believes our current governance structure enables the management team to act with deliberation and to focus on delivering long-term value to stockholders and protect minority investors from the interests of potentially short-sighted investors who may seek to act opportunistically and not in the best interests of the Company or stockholders generally. This structure includes the following elements:
•Classified board: our directors serve three-year terms, with 1/3 of the Board (instead of the entire Board) elected at each annual meeting. This helps to provide stability and continuity, permitting directors to develop and share institutional knowledge and focus on the long term, and encourages stockholders to engage directly with the Board and management team regarding significant corporation transactions.
•Supermajority voting: the voting standard for most items is a majority of shares present, but 66 2/3% of the outstanding shares are needed to amend certain provisions of our Certificate of Incorporation and Bylaws and remove directors. This helps protect against a small group of stockholders acting to amend our governing documents or to remove directors for reasons that may not be in the best interests of all stockholders.
•Plurality voting for directors: our directors are elected by a plurality of votes cast (instead of a majority of votes cast), meaning the nominees with the most votes are elected. This helps avoid potential disruption to the Board and management team as a result of a “failed election.”
•Stockholders cannot call special meetings or act by written consent: stockholders can propose business at each annual meeting (in accordance with our advance notice bylaws and Rule 14a-8), but cannot call a stockholder vote in between annual meetings or act by written consent. This helps avoid unnecessary diversion of Board and management time (potentially at the request of a limited number of stockholders acting to further short-term special interests) from executing on our long-term strategy.
Recognizing that the Company’s operating environment continues to evolve and that governance practices should not be static as a matter of course, the Board evaluates our governance structure to confirm it remains in the best interests of the Company and stockholders and values input from our stockholders on this topic.
Board Composition
Director Nomination Process
The Nominating Committee is responsible for, among other things, engaging in succession planning for directors and identifying qualified individuals to become members of the Board to oversee management’s execution of the Company’s strategy and safeguard the long-term interests of stockholders. In this regard, the committee is charged with developing and recommending Board membership criteria to the Board for approval, evaluating the composition of the Board annually to assess the skills and experience that are currently represented on the Board and to assess the criteria that may be needed in the future, and identifying, reviewing the qualifications of and recommending potential director candidates.
In identifying potential candidates for Board membership, the Nominating Committee considers recommendations from directors, stockholders, management and others, including, from time to time, third-party search firms to assist it in locating qualified candidates. Once potential director candidates are identified, the committee, with the assistance of management, undertakes a vetting process that considers each candidate’s background, independence and fit with the Board’s priorities. As part of this vetting process, the committee, as well as other members of the Board and the Chief Executive Officer (“CEO”), may conduct interviews with the candidates. If the committee determines that a potential candidate meets the needs of the Board and has the desired qualifications, it recommends the candidate to the full Board for appointment or nomination and to the stockholders for election at the annual meeting.

Criteria for Board Membership
In assessing potential candidates for Board membership and in assessing Board composition, the Nominating Committee considers a wide range of factors, including directors’ experience, knowledge, understanding of our business environment and specific skills they may possess that are helpful to the Company (including leadership experience, financial expertise and industry knowledge). The committee generally seeks to balance the experiences, skills and characteristics represented on the Board and does not assign specific weight to any of these factors.
In addition, the Nominating Committee generally believes it is important for all Board members to possess the highest personal and professional ethics, integrity and values, an inquisitive and objective perspective, a sense for priorities and balance, the ability and willingness to devote sufficient time and attention to Board matters, and a willingness to represent the long-term interests of all our stockholders.
Stockholder Recommendations for Directors
It is the Nominating Committee’s policy to consider written recommendations from stockholders for director candidates. The committee considers candidates recommended by our stockholders in the same manner as a candidate recommended by other sources. Any such recommendations should be submitted to the committee as described under “Stockholder Communications” and should include the same information required under our Bylaws for nominating a director, as described under “Stockholder Proposals and Director Nominations for Next Year’s Annual Meeting.”
Director Time Commitments
While Board members benefit from service on the boards of other companies and such service is encouraged, under the Board’s Principles of Corporate Governance, directors are expected to limit the number of other boards on which they serve so as not to interfere with their service as a director of the Company. In this regard, the Company has adopted specific limits on the number of other public company boards upon which a director may sit. Ordinarily, directors may not serve on the boards of more than four public companies and directors who are executive officers of public companies, including the Company’s CEO, may not serve on the board of more than two public companies, including the Company’s Board. As part of the annual director independence evaluation process, the Nominating and Governance Committee considers directors’ adherence to these expectations, and directors are expected to obtain the approval of the Nominating and Corporate Governance Committee before accepting a seat on the board of another for-profit organization.

Board Leadership Structure
We do not have a policy regarding whether the roles of the Chair of the Board and the CEO should be separate or combined, and our Board believes that there is no single, generally accepted board leadership structure that is appropriate across all circumstances, and that the right structure may vary as circumstances change. As such, the Board periodically reviews its leadership structure to evaluate whether the structure remains appropriate for the Company, and may modify this structure from time to time as and when appropriate to best address the Company’s unique circumstances and advance the best interests of all stockholders.
Currently, Rachel McMinn, our CEO, also serves as Executive Chair of the Board. Our Board believes that this is the appropriate board leadership structure for us at this time. Combining the roles of CEO and Chair provides unified and efficient leadership as the person responsible for driving strategy and agenda setting at the board level will also be responsible for executing on that strategy as CEO. To help facilitate the Board’s independent oversight of management, the independent directors have the opportunity to meet in executive session without management present at each regular Board meeting and has designated Cory Freedland, an independent director, to preside at those sessions. The purpose of these executive sessions is to encourage and enhance communication among the independent directors.
The Board believes that its programs for overseeing risk, as described under “Board Risk Oversight,” would be effective under a variety of leadership frameworks. Accordingly, the Board’s risk oversight function did not significantly impact its selection of the current leadership structure.
Director Independence
Nasdaq listing rules require a majority of a listed company’s board of directors to be comprised of independent directors who, in the opinion of the board of directors, do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Subject to specified exceptions, each member of a listed company’s audit, compensation and nominating committees must be independent, and audit and compensation committee members must satisfy additional independence criteria under the Exchange Act.

Our Board undertook a review of its composition and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including the beneficial ownership of our capital stock by each non-employee director, our Board has determined that Drs. Baffi, Freedland and Noonberg and Messrs. Palekar and Woods qualify as “independent directors” as defined by the Nasdaq listing rules. Dr. McMinn is not an independent director because she is our CEO.
Our Board also determined that each of the directors currently serving on the Audit Committee and the Compensation Committee satisfy the additional independence criteria applicable to directors on such committees under Nasdaq listing rules and the rules and regulations established by the SEC.
Board Committees
Our Board has a separately designated Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, each of which has the composition and responsibilities described below. Members serve on these committees until their resignation or until otherwise determined by our Board. Each of these committees is empowered to retain outside advisors as it deems appropriate, regularly reports its activities to the full Board and has a written charter, which is posted on our website located at https://ir.neurogene.com/corporate-governance/governance-overview under “Governance Documents.”

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Robert Baffi		X	Chair
Cory Freedland	Chair
Rachel McMinn
Sarah B. Noonberg		X
Rohan Palekar	X	Chair
Keith Woods	X		X
# of Meetings in 2024	4	4	3
Audit Committee. The primary responsibilities of our Audit Committee are to oversee the accounting and financial reporting processes of the Company, including the audits of the Company’s financial statements, the integrity of the financial statements and the annual review of the performance, qualifications and independence of the outside auditor. This includes reviewing the financial information provided to stockholders and others and the adequacy and effectiveness of the Company’s internal controls. The committee also makes recommendations to the Board as to whether financial statements should be included in the Company’s Annual Report on Form 10-K.
Dr. Freedland qualifies as an “audit committee financial expert,” as that term is defined in the rules and regulations established by the SEC, and all members of the Audit Committee are “financially literate” under Nasdaq listing rules.
Compensation Committee. The primary responsibilities of our Compensation Committee are to periodically review and approve the compensation and other benefits for our executive officers and directors. This includes reviewing and approving corporate goals and objectives relevant to the compensation of our CEO, evaluating the performance of our CEO in light of the goals and objectives and setting or recommending to the Board the CEO’s compensation based on the committee’s evaluation. The committee also oversees the evaluation of other executive officers and sets or recommends to the Board the compensation of such executive officers based upon the recommendation of the CEO, administers and makes recommendations to the Board regarding equity incentive plans that are subject to the Board’s approval and approves the grant of equity awards under the plans and oversees our strategies and policies related to human capital management.
The Compensation Committee may delegate its duties and responsibilities to one or more subcommittees. The committee may also delegate authority to certain of our executive officers to review and approve the compensation of our employees and to approve certain equity grants within defined parameters. Even where the committee does not delegate authority, our executive officers will typically make recommendations to the committee regarding compensation to be paid to our employees and the size of equity awards under our equity incentive plans but will not be present during voting or deliberations on their own compensation. The committee has the authority to engage outside advisors, such as compensation consultants, to assist it in carrying out its responsibilities. The committee engaged Aon plc (“Aon”) in 2024 to provide advice regarding the amount and form of executive and director compensation.

Nominating and Corporate Governance Committee. The primary responsibilities of our Nominating and Corporate Governance Committee are to engage in succession planning for the Board, identify individuals qualified to become members of the Board, recommend director candidates to the Board, including for election or reelection to the Board at each annual stockholders’ meeting, and perform a leadership role in shaping the Company’s corporate governance. In addition, the committee is responsible for developing and recommending to the Board criteria for identifying and evaluating qualified director candidates and developing and recommending to the Board a set of corporate governance principles. The committee is also responsible for making recommendations to the Board concerning the size, structure, composition and functioning of the Board and its committees.
Board Risk Oversight
We believe that risk management is an important part of establishing and executing on the Company’s business strategy. Our Board, as a whole and at the committee level, focuses its oversight on the most significant risks facing the Company and on the Company’s processes to identify, prioritize, assess, manage and mitigate those risks. The committees oversee specific risks within their purview, as follows:
•The Audit Committee has overall responsibility for overseeing the Company’s practices with respect to risk assessment and management. Additionally, the committee is responsible for overseeing management of risks related to our financial statements and financial reporting process, compliance and information technology and cybersecurity.
•The Compensation Committee is responsible for overseeing management of risks related to our compensation policies and programs and human capital management practices.
•The Nominating Committee is responsible for overseeing management of risks related to director succession planning and corporate governance practices.
Our Board and its committees receive regular reports from members of the Company’s senior management on areas of material risk to the Company, including strategic, operational, financial, legal and regulatory risks. While our Board has an oversight role, management is principally tasked with direct responsibility for assessing and managing risks, including implementing processes and controls to mitigate their effects on the Company.
Other Corporate Governance Practices and Policies
Director Attendance
In 2024 the Board held five meetings. No member of the Board attended less than 75% of the aggregate number of meetings of the Board and the committees on which he or she served during the period in which he or she was on the Board or committee.
Directors are encouraged to attend the annual meeting of stockholders. All of our directors were in attendance at the 2024 Annual Meeting of the Company’s Stockholders.
Stockholder Communications
Stockholders and other interested parties may communicate with our Board or a particular director by sending a letter addressed to the Board or a particular director to our Corporate Secretary at the address set forth on the first page of this Proxy Statement. These communications will be compiled and reviewed by our Corporate Secretary, who will determine whether the communication is appropriate for presentation to the Board or the particular director. The purpose of this screening is to allow the Board to avoid having to consider irrelevant or inappropriate communications (such as advertisements, solicitations and hostile communications).
To enable the Company to speak with a single voice, as a general matter, senior management serves as the primary spokesperson for the Company and is responsible for communicating with various constituencies, including stockholders, on behalf of the Company. Directors may participate in discussions with stockholders and other constituencies on issues where Board-level involvement is appropriate. In addition, the Board oversees the Company’s stockholder engagement efforts.
Code of Business Conduct and Ethics
Our Board has adopted a Code of Business Conduct and Ethics that establishes the standards of ethical conduct applicable to all our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. It addresses, among other matters, compliance with laws and policies, conflicts of interest, corporate opportunities, regulatory reporting, external communications, confidentiality requirements, insider trading, proper use of assets and how to report compliance concerns.

A copy of the code is available on our website located at https://ir.neurogene.com/corporate-governance/governance-overview under “Governance Documents.” We intend to disclose any amendments to the code, or any waivers of its requirements, on our website to the extent required by applicable rules. Our Board is responsible for applying and interpreting the code in situations where questions are presented to it.
Insider Trading Policy and Anti-Hedging Policy
We have adopted insider trading policies and procedures governing the purchase, sale and other transactions in Company securities by our directors, officers, employees and other covered persons, as well as by the Company itself, that we believe are reasonably designed to promote compliance with insider trading laws, rules and regulations, as well as Nasdaq listing rules, as applicable.
As a part of these policies and procedures, we prohibit our directors, officers, employees and consultants from engaging in (a) short-term trading; (b) short sales; (c) transactions involving publicly traded options or other derivatives, such as trading in puts or calls with respect to Company securities; and (d) hedging transactions.
Compensation Committee Interlocks
None of the members of our Compensation Committee has at any time during the prior three years been one of our officers or employees. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board or compensation committee of any entity that has one or more executive officers serving on our Board or Compensation Committee.

EXECUTIVE OFFICERS
Biographical and other information regarding our executive officers, who are appointed by the Board and serve at the Board’s discretion, is set forth below. There are no family relationships among any of our directors or executive officers.

Name	Age (as of April 25)	Position
Rachel McMinn, Ph.D.(1)	52	Executive Chair and Chief Executive Officer
Christine Mikail Cvijic, J.D. (“Christine Mikail”)	47	President and Chief Financial Officer
Julie Jordan, M.D.	53	Chief Medical Officer
Stuart Cobb, Ph.D.	55	Chief Scientific Officer
(1)    For Dr. McMinn’s biographical information, see “Information Regarding Director Nominees and Continuing Directors” above.
Christine Mikail, J.D. Ms. Mikail has served as our President and Chief Financial Officer since December 2023, and as President and Chief Financial Officer of Neurogene OpCo since September 2019 and as a member of the board of directors of Neurogene OpCo since December 2023. In her role, Ms. Mikail leads Corporate Strategy and Business Development, Portfolio Management, Operations, and Finance. Ms. Mikail brings over two decades of experience supporting biotechnology and pharmaceutical companies in corporate strategy and business development, operations, legal and finance capacities. Prior to Neurogene, Ms. Mikail was Chief Administrative Officer and Head of External Business Development/Alliance Management and General Counsel at Axovant Sciences (which became Sio Gene Therapies Inc. (OTCMAKTS: SIOX)) from March 2015 to March 2017, where she was an integral member of the team that raised $362 million in the company’s initial public offering. Prior to Axovant, she held a variety of senior executive positions at NPS Pharmaceuticals, Inc., Dendreon Corporation, Eli Lilly and Company, and ImClone Systems. Ms. Mikail developed her life sciences focus as a corporate and securities lawyer at international law firms of Reed Smith LLP and Wilmer Cutler Pickering Hale and Dorr LLP. Ms. Mikail received her B.A., cum laude, from Rutgers University and her J.D. from Fordham University School of Law in New York.
Julie Jordan, M.D. Dr. Jordan has served as our Chief Medical Officer since January 2024. Prior to Neurogene, Dr. Jordan served as Chief Medical Officer of Homology Medicines, Inc. (formerly Nasdaq: FIXX) from March 2023 to August 2023, where she was responsible for leading clinical development and operations, leading regulatory interactions and supporting translational research programs for the company’s pipeline of gene therapy and gene editing candidates for rare diseases, Senior Vice President, Head of Clinical Development and Operations from February 2022 to March 2023 and Vice President, Clinical Development from May 2021 to February 2022. Prior to Homology, Dr. Jordan served as Senior Director, Global Clinical Development at Cerevel Therapeutics, LLC, a pharmaceutical company, from August 2019 to April 2021, where she was responsible for leading clinical development and operations. Prior to Cerevel, she served as Executive Director, Global Clinical Development at Avanir Pharmaceuticals, Inc., a pharmaceutical company, from March 2019 to July 2019, and Senior Director, Global Clinical Development at Avanir from April 2017 to February 2019, where she was also responsible for leading clinical development and operations. Prior to joining industry, Dr. Jordan was a Clinical Instructor of Medicine at Harvard Medical School, treating patients at Massachusetts General Hospital (“MGH”). Dr. Jordan holds an A.B. in Biology from Harvard College and an M.D. from Harvard Medical School and completed her residency in internal medicine at MGH, Harvard Medical School.
Stuart Cobb, Ph.D. Dr. Cobb has served as our Chief Scientific Officer since December 2023, and as Chief Scientific Officer of Neurogene OpCo since January 2019. Dr. Cobb brings more than 20 years of experience in translational neuroscience. His expertise is focused on developing genetic therapies for severe neurological and neurodevelopmental disorders. Dr. Cobb leads Neurogene’s scientific research, the development of scientific strategy to support Neurogene’s existing and growing gene therapy portfolio, and efforts to identify novel technologies that complement Neurogene’s pipeline. In addition to his role at Neurogene, Dr. Cobb has been a director of Stuart Cobb Consulting LTD, a scientific consultancy firm since December 2018 and has led a genetic therapy research laboratory as principal investigator within the Medical School at the University of Edinburgh since November 2017 where he currently serves as the Chair of Translational Neuroscience. Prior to these roles, Dr. Cobb was an independent principal investigator and laboratory head from October 1999 to October 2017 and was previously head of the Centre for Neuroscience at the University of Glasgow. He also previously worked at Inveresk Research International, a contract research organization, from June 1987 to September 1989. Dr. Cobb received his B.Sc. in Pharmacology from the University of Glasgow and Ph.D. (D.Phil.) in Neuroscience from the University of Oxford.

EXECUTIVE COMPENSATION
Our named executive officers (“NEOs”) for the year ended December 31, 2024, which consist of our principal executive officer and the next two most highly-compensated executive officers who served during the year ended December 31, 2024, are:
•Rachel McMinn, Ph.D., our Chief Executive Officer and Executive Chair;
•Christine Mikail, our President and Chief Financial Officer; and
•Julie Jordan, M.D., our Chief Medical Officer.

2024 Summary Compensation Table
The following table summarizes the compensation awarded to, earned by, or paid to our NEOs during the years ended December 31, 2024 and 2023.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock awards ($)(2)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Rachel McMinn	2024	595,000	327,250	—	2,535,405	7,160	3,464,815
Founder and Chief Executive Officer	2023	467,890	196,514	—	404,087	12,138	1,080,629
Christine Mikail	2024	515,000	231,750	1,150,422	1,465,002	—	3,362,174
President and Chief Financial Officer	2023	455,787	167,502	—	509,195	—	1,132,484
Julie Jordan Chief Medical Officer	2024	460,000	184,636	—	1,809,000	6,400	2,460,036
____________
(1)     Amounts in this column represent annual discretionary bonuses for services performed during the fiscal year that were paid early in the following fiscal year.
(2)     Amounts in these columns represent the aggregate grant date fair value, computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, of stock awards and stock options granted to the NEOs in the years shown. Dr. McMinn and Ms. Mikail were also granted performance share units (“PSUs”) in 2024, however, the grant date fair value was determined to be $0 as they were not deemed probable of vesting at the time of grant. The aggregate market value of performance share units as of the date of grant, assuming the achievement of the highest level of performance conditions, is $5,485,591 for Dr. McMinn and $3,606,000 for Ms. Mikail. For more information regarding the assumptions used in these calculations, see Note 14 to our consolidated financial statements, Stock-Based Compensation, in our Annual Report on Form 10-K for the year ended December 31, 2024. These amounts may not correspond to the actual value eventually realized by each NEO because the value realized depends on the market value of our common stock at the time the stock award vests or the stock option is exercised, as applicable.
(3)    Amounts in this column for 2024 include matching contributions under our 401(k) plan.

Outstanding Equity Awards at 2024 Fiscal-Year End Table
The following table sets forth information regarding the outstanding equity awards held by each NEO as of December 31, 2024.

	Option Awards(1)					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)(3)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)(4)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
Rachel McMinn(2)	10/16/2020	18,556	—	11.79	10/15/2025	—	—	—	—
	9/23/2021	613	143	25.32	9/22/2026	—	—	—	—
	3/9/2023	16,538	21,262	20.22	3/8/2028	—	—	—	—
	3/13/2024	—	93,282	36.06	3/12/2034	—	—	—	—
	3/13/2024	—	—	—	—	—	—	152,124	3,477,555
Christine Mikail	10/1/2019	29,452	—	5.82	9/30/2029	—	—	—	—
	10/16/2020	37,800	—	10.71	10/15/2030	—	—	—	—
	9/23/2021	613	143	23.02	9/22/2031	—	—	—	—
	3/9/2023	16,537	21,263	18.39	3/8/2033	—	—	—	—
	3/13/2024	—	53,900	36.06	3/12/2034	—	—	—	—
	3/13/2024	—	—	—	—	31,903	729,303	—	—
	3/13/2024	—	—	—	—	—	—	100,000	2,286,000
Julie Jordan	1/16/2024	—	75,000	32.30	1/16/2034	—	—	—	—

(1)    These stock options vest as to 25% of the award on the one-year anniversary of the vesting commencement date, which is the date of grant, and in 36 equal monthly installments thereafter.
(2) Grants made to Dr. McMinn in 2019-2023 have an exercise price that is 110% of the fair market value of the common stock on the date of grant in compliance with the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, relating to grants of incentive stock options to individuals who hold 10% or more of the outstanding stock of the issuer on the date of grant.
(3) These restricted stock units vest ratably over three years on the first, second and third anniversary of the date of grant.
(4) These performance share units will vest as to 50% of such award upon the achievement of certain performance goals related to clinical trial enrollment prior to June 30, 2025 and the remaining 50% will vest upon the achievement of additional performance goals related to clinical developments prior to December 31, 2025, in each case subject to continued employment through the third anniversary of the date of grant of such award.
Employment Agreements and Offer Letters
Rachel McMinn
On April 1, 2024, we entered into an Executive Employment Agreement (the “McMinn Employment Agreement”) with Dr. McMinn, pursuant to which she is entitled to an initial annual base salary of $595,000, subject to increases from time to time as determined by the Board. She is also eligible under the McMinn Employment Agreement to receive an annual performance bonus targeted at 55% of her annual base salary, or such other amount as determined by the Board or a committee of the Board based on the achievement of any applicable bonus objectives and/or conditions set by the Board or a committee of the Board and subject to her continued employment with the Company through the date of payment of such annual bonus. Dr. McMinn will also be eligible to receive annual equity-based incentive awards as determined by the Board or a committee of the Board. The McMinn Employment Agreement also provides for severance payments and benefits in connection with certain terminations of employment as described in the section “Potential Payments Upon Termination or Change of Control.”
Christine Mikail
On April 1, 2024, we entered into an Executive Employment Agreement (the “Mikail Employment Agreement”) with Ms. Mikail, pursuant to which she is entitled to an initial annual base salary of $515,000, subject to increases from time to time as determined by the Board. She is also eligible under the Mikail Employment Agreement to receive an annual performance bonus targeted at 45% of her annual base salary, or such other amount as determined by the Board or a committee of the Board based on the achievement of any applicable bonus objectives and/or conditions set by the Board or a committee of the Board and subject to her continued employment with the Company through the date of payment of such annual bonus. Ms. Mikail will also be eligible to receive annual equity based incentive awards as determined by the Board or a committee of the Board. The Mikail Employment Agreement also provides for severance payments and benefits in connection with certain terminations of employment as described in the section “Potential Payments Upon Termination or Change of Control.”
Julie Jordan
Dr. Jordan executed an offer letter with us effective as of January 16, 2024, which set forth conditions of Dr. Jordan’s at-will employment as our Chief Medical Officer. Dr. Jordan also executed our standard form of Proprietary Information and Inventions Agreement. Dr. Jordan’s offer letter entitled her to an initial base salary of $480,000 and she was eligible to receive a target bonus of 40% of her base salary, subject to the achievement of specified individual and corporate performance targets and objectives to be determined by the Board in its sole discretion, and an initial grant of 75,000 stock options to purchase common stock of the Company pursuant to the 2023 Equity Incentive Plan to vest as to 25% on the first anniversary of the date of grant and ratably thereafter for the next 36 months.
On April 1, 2024, we entered into an Executive Employment Agreement (the “Jordan Employment Agreement”) with Dr. Jordan, pursuant to which she is entitled to an initial annual base salary of $480,000 subject to increase from time to time as determined by the Board. She is also eligible under the Jordan Employment Agreement to receive an annual performance bonus targeted at 40% of her annual base salary, or such other amount as determined by the Board or a committee of the Board based on the achievement of any applicable bonus objectives and/or conditions set by the Board or a committee of the Board and subject to her continued employment with the Company through the date of payment of such annual bonus. Dr. Jordan will also be eligible to receive annual equity based incentive awards as determined by the Board or a committee of the Board. The Jordan Employment Agreement also provides for severance payments and benefits in connection with certain terminations of employment as described in the section “Potential Payments Upon Termination or Change of Control.”
Incentive Compensation
Annual Cash Bonuses. Our annual incentive program is intended to reward our NEOs for performance during a fiscal year. From time to time, our Compensation Committee or the Board, as applicable, in their discretion may approve annual incentives for our NEOs based on individual performance, company performance, or as otherwise determined appropriate. Each of our NEOs was eligible to receive a target bonus at the discretion of the Board with respect to 2024 (as a percentage of base salary) subject to the Company’s and/or the NEO’s achievement of specific performance goals. The following table sets forth the target annual bonus percentages and the actual bonuses paid for Dr. McMinn, Ms. Mikail and Dr. Jordan for the fiscal year ended December 31, 2024.

Name	Target Annual Cash Bonus (% of Base Salary)	Target Annual Cash Bonus ($)	Actual Annual Cash Bonus ($)
Rachel McMinn	55%	$327,250	$327,250
Christine Mikail	45%	$231,750	$231,750
Julie Jordan(1)	40%	$192,000	$184,636
(1) Dr. Jordan’s employment with the Company commenced on January 16, 2024, and therefore her actual cash bonus is prorated based on number of days worked in 2024.
Equity Awards
We provide long-term incentive compensation to our NEOs through grants of stock options to purchase shares of our common stock and awards of restricted stock units. Prior to December 2023, such grants were made under our 2018 Equity Incentive Plan (2018 Plan) and were limited to awards of stock options to purchase shares of common stock. Since January

2024, we have grants under our 2023 Equity Incentive Plan (2023 Plan). In general, under both plans stock options vest as to 25% of the award on the first anniversary of the applicable vesting commencement date and then the remaining options vest in equal monthly installments on the last day of each month over the following 36 months, subject to our NEO’s continued employment through the applicable vesting date. Restricted stock units vest as to 1/3 of the award on each of the first three anniversaries of the grant date of such award. During the year ended December 31, 2024, we made grants of stock options to each of Dr. McMinn, Ms. Mikail and Dr. Jordan, and we made a grant of restricted stock units to Ms. Mikail. We also granted performance share units (PSUs) to each of Dr. McMinn and Ms. Mikail in 2024. These PSUs will vest as to 50% of such award upon the achievement of certain performance goals related to our clinical trial for NGN-401 for the treatment of Rett syndrome prior to June 30, 2025 and the remaining 50% will vest upon the achievement of additional performance goals related to clinical developments prior to December 31, 2025, in each case subject to continued employment through the third anniversary of the date of grant of such award. The grant date fair values of these options, RSUs and PSUs are set forth in the “2024 Summary Compensation Table” above, and the number of shares underlying such awards and the vesting terms of such awards are set forth in the “2024 Summary Compensation Table” and the “Outstanding Equity Awards at 2024 Fiscal-Year End Table” above.
Equity Award Grant Practices
In September 2024, the Compensation Committee adopted equity grant guidelines that, among other things, provide that the Compensation Committee and Board should take into consideration the timing of grants of equity awards to avoid making such grants close in time to the expected release of material nonpublic information and the filing of our annual and quarterly reports with the SEC, and that grants should be made during open trading windows under the Company’s insider trading policy. We do not have any program, plan or obligation that requires us to grant equity awards on specified dates. Equity awards may occasionally be granted following a significant change in job responsibilities or to meet special retention or performance objectives.
While the equity grants that were part of our 2024 annual performance awards were made prior to the adoption of the equity grant guidelines, the Compensation Committee did not take material nonpublic information into account when determining the timing and terms of equity-based awards, including stock options, and did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. During 2024, the Compensation Committee granted stock option awards to Dr. McMinn and Ms. Mikail within the period beginning four business days before our filing of our annual report on Form 10-K. These option grants to Dr. McMinn and Ms. Mikail were part of the annual equity grants to executive officers that the Compensation Committee approved at its regularly scheduled quarterly meeting. The following information regarding these option grants is provided in accordance with SEC rules:

Name	Grant Date	Number of Securities Underlying Award	Exercise Price	Grant Date Fair Value
Percentage Change in Closing Market Price of the Securities Underlying the Award Between the Trading Day Ending Immediately Prior to the Disclosure of Material Nonpublic Information and the Trading Day Beginning Immediately Following the Disclosure of Material Nonpublic Information

Rachel McMinn	3/13/2024	93,282	$36.06	$2,535,405	20.06%
Christine Mikail	3/13/2024	53,900	$36.06	$1,465,002	20.06%
Retirement Benefits
We do not maintain, and no NEO is eligible to participate in, any defined benefit pension plan or nonqualified deferred compensation plan. Each of our current NEOs is eligible to participate in a tax-qualified 401(k) savings plan, which allows eligible participants to defer a portion of their compensation, within the limits prescribed by the Internal Revenue Code of 1986, as amended, and the applicable limits under the 401(k) plan, on a pre-tax or after-tax (Roth) basis, through contributions to the 401(k) plan. Pursuant to the terms of such 401(k) plan, we match 100% of the employees contributions up to the first three percent of employee’s eligible compensation and 50% of the employee contributions up to the next two percent of the employee’s eligible compensation.
Potential Payments Upon Termination or Change in Control
Rachel McMinn
Pursuant to the terms set forth in an amendment to Dr. McMinn’s Restricted Stock Purchase Agreement, in the event that Dr. McMinn is terminated by Neurogene other than for “Cause” or that Dr. McMinn resigns for “Good Reason” within 60 days prior to, or within 12 months following, a “Change in Control,” then the vesting schedule of her stock options will be accelerated so that all unvested stock options will immediately become vested on such date.
For purposes of Dr. McMinn’s vesting acceleration:

•“Cause” generally means Dr. McMinn’s: (i) repeated and willful failure after written notice to perform her reasonably assigned duties for Neurogene, (ii) engagement in dishonesty, gross negligence or misconduct or (iii) conviction of, or the entry of a pleading of guilty or nolo contendere of, any crime involving moral turpitude or any felony.
•“Change in Control” generally means (i) a merger or consolidation in which Neurogene or its subsidiary is a constituent party and Neurogene issues shares of Neurogene capital stock pursuant to such merger or consolidation, or (ii) the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by Neurogene of all or substantially all the assets of Neurogene.
•“Good Reason” generally means (i) where Dr. McMinn and Neurogene mutually agree in writing that Good Reason exists, (ii) a material diminution in annual base salary (excluding across the board reductions), (iii) any material diminution in title, authority, responsibilities or lines of reporting, or (iv) a required geographic relocation by more than 50 miles, in each case, subject to standard notice and cure periods.
On April 1, 2024, we entered into the McMinn Employment Agreement, pursuant to which Dr. McMinn will entitled to receive the following severance amounts upon termination by the Company for “cause” or by Dr. McMinn for “good reason” (in each case as defined in the McMinn Employment Agreement), subject to Dr. McMinn’s execution and non-revocation of a release of claims in favor of the Company and continued compliance with certain restrictive covenants:
•a lump sum payment equal to 12 months of her annual base salary then in effect;
•any bonus earned for the fiscal year prior to such termination but not yet paid;
•a pro-rata annual bonus amount calculated based on the number of days from and including the first day of the then-current fiscal year to the date of termination; and
•premium payments for up to 12 months of continuing health care coverage benefits for Dr. McMinn and any dependents who are covered by her health care benefits.
If Dr. McMinn is terminated by the Company without “cause”     or resigns for “good reason” during a period that is three months prior to or twelve months following a change in control, then in lieu of the foregoing, Dr. McMinn will be entitled to receive:
•a lump sum payment equal to 1.5x the sum of her annual base salary and target annual bonus then in effect;
•any bonus earned for the fiscal year prior to such termination but not yet paid;
•premium payments for up to 18 months of continuing health care coverage benefits for Dr. McMinn and any dependents who are covered by her health care benefits; and
•acceleration of the vesting of all equity and equity-based awards held by Dr. McMinn as of such termination
For purposes of the McMinn Employment Agreement:
•“Cause” generally means a good faith determination by the Board that her employment be terminated due to her indictment, conviction or plea to a felony or other crime involving fraud, dishonesty or moral turpitude, material misconduct or gross negligence in performing her duties, her material failure or refusal to follow policies and lawful directives of the Board, any fraud, embezzlement, theft or dishonesty in connection with her employment by the Company, her material breach of the McMinn Employment Agreement or her failure to comply in any material respect with applicable laws with respect to the operation of the business.
•“Good Reason” generally means the failure or refusal of the Company to comply with the terms of the McMinn Employment Agreement in any material respect, a material diminution in Dr. McMinn’s duties, title, authority, status or responsibilities, a material reduction in her base salary or annual cash bonus opportunity (in each case unless it is part of a reduction that applies similarly and in substantially the same way to similarly situated officers), or requiring Dr. McMinn to be located at an office that is more than 50 miles from the Company’s current headquarters (other than pursuant to a stay home order from a governmental entity).
•“Change in Control” generally means any person becoming the beneficial owner of more than 50% of the securities of the Company (directly or indirectly), a change in the majority of the Board of Directors, consummation of a merger or other acquisition pursuant to which the beneficial owners of the Company prior to such transaction no longer hold a majority of the voting securities of the Company following such transaction, the implementation of a plan of dissolution or liquidation, or the consummation of a sale of more than 50% of the Company’s assets to an entity whose beneficial ownership is less than 50% owned by the prior beneficial owners of the Company in substantially the same proportions as before such transaction.

Christine Mikail
On April 1, 2024, we entered into the Mikail Employment Agreement pursuant to which Ms. Mikail is entitled to receive the following severance amounts upon termination by the Company for “cause” or by Ms. Mikail for “good reason” subject to Ms. Mikail’s execution and non-revocation of a release of claims in favor of the Company and continued compliance with certain restrictive covenants:
•a lump sum payment equal to 12 months of her annual base salary then in effect;
•any bonus earned for the fiscal year prior to such termination but not yet paid;
•a pro rata annual bonus amount calculated based on the number of days from and including the first day of the then-current fiscal year to the date of termination; and
•premium payments for up to 12 months of continuing healthcare coverage benefits for Ms. Mikail and any dependents who are covered by her healthcare benefits.
If Ms. Mikail is terminated by the Company without “cause” or resigns for “good reason” during a period that is three months prior to or twelve months following a change in control (as that term is defined in the 2023 Plan):
•a lump sum payment equal to 1.25x her base salary and target bonus then in effect;
•any bonus earned for the fiscal year prior to such termination but not yet paid;
•up to 18 months of continuing health care coverage benefits for Ms. Mikail and any dependents who are covered by her health care benefits; and
•acceleration of the vesting of all equity and equity-based awards held by Ms. Mikail as of such termination.
For purposes of the Mikail Employment Agreement:
•“Cause” generally means a good faith determination by the Board that her employment be terminated due to her indictment, conviction or plea to a felony or other crime involving fraud, dishonesty or moral turpitude, material misconduct or gross negligence in performing her duties, her material failure or refusal to follow policies and lawful directives of the Board, any fraud, embezzlement, theft or dishonesty in connection with her employment by the Company, her material breach of the Mikail Employment Agreement or her failure to comply in any material respect with applicable laws with respect to the operation of the business.
•“Good Reason” generally means the failure or refusal of the Company to comply with the terms of the Mikail Employment Agreement in any material respect, a material diminution in Ms. Mikail’s duties, title, authority, status or responsibilities, a material reduction in her base salary or annual cash bonus opportunity (in each case unless it is part of a reduction that applies similarly and in substantially the same way to similarly situated officers), or requiring Ms. Mikail to be located at an office that is more than 50 miles from the Company’s current headquarters (other than pursuant to a stay home order from a governmental entity), in each case, subject to standard notice and cure periods.
•“Change in Control” generally means any person becoming the beneficial owner of more than 50% of the securities of the Company (directly or indirectly), a change in the majority of the Board of Directors, consummation of a merger or other acquisition pursuant to which the beneficial owners of the Company prior to such transaction no longer hold a majority of the voting securities of the Company following such transaction, the implementation of a plan of dissolution or liquidation, or the consummation of a sale of more than 50% of the Company’s assets to an entity whose beneficial ownership is less than 50% owned by the prior beneficial owners of the Company in substantially the same proportions as before such transaction.
Julie Jordan
On April 1, 2024, we entered into the Jordan Employment Agreement pursuant to which Dr. Jordan is entitled to receive the following severance amounts upon termination by the Company for “cause” or by Dr. Jordan for “good reason” subject to Dr. Jordan’s execution and non-revocation of a release of claims in favor of the Company and continued compliance with certain restrictive covenants:
•a lump sum payment equal to 9 months of her annual base salary then in effect;
•any bonus earned for the fiscal year prior to such termination but not yet paid;

•a pro rata annual bonus amount calculated based on the number of days from and including the first day of the then-current fiscal year to the date of termination; and
•premium payments for up to 9 months of continuing healthcare coverage benefits for Dr. Jordan and any dependents who are covered by her healthcare benefits.
If Dr. Jordan is terminated by the Company without “cause” or resigns for “good reason” during a period that is three months prior to or twelve months following a change in control (as that term is defined in the 2023 Plan):
•a lump sum payment equal to 1x her base salary and target bonus then in effect;
•any bonus earned for the fiscal year prior to such termination but not yet paid;
•up to 12 months of continuing health care coverage benefits for Dr. Jordan and any dependents who are covered by her health care benefits; and
•acceleration of the vesting of all equity and equity-based awards held by Dr. Jordan as of such termination.
For purposes of the Jordan Employment Agreement:
•“Cause” generally means a good faith determination by the Board that her employment be terminated due to her indictment, conviction or plea to a felony or other crime involving fraud, dishonesty or moral turpitude, material misconduct or gross negligence in performing her duties, her material failure or refusal to follow policies and lawful directives of the Board, any fraud, embezzlement, theft or dishonesty in connection with her employment by the Company, her material breach of the Jordan Employment Agreement or her failure to comply in any material respect with applicable laws with respect to the operation of the business.
•“Good Reason” generally means the failure or refusal of the Company to comply with the terms of the Jordan Employment Agreement in any material respect, a material diminution in Dr. Jordan’s duties, title, authority, status or responsibilities, a material reduction in her base salary or annual cash bonus opportunity (in each case unless it is part of a reduction that applies similarly and in substantially the same way to similarly situated officers), or requiring Dr. Jordan to be located at an office that is more than 50 miles from the Company’s current headquarters (other than pursuant to a stay home order from a governmental entity), in each case, subject to standard notice and cure periods.
•“Change in Control” generally means any person becoming the beneficial owner of more than 50% of the securities of the Company (directly or indirectly), a change in the majority of the Board of Directors, consummation of a merger or other acquisition pursuant to which the beneficial owners of the Company prior to such transaction no longer hold a majority of the voting securities of the Company following such transaction, the implementation of a plan of dissolution or liquidation, or the consummation of a sale of more than 50% of the Company’s assets to an entity whose beneficial ownership is less than 50% owned by the prior beneficial owners of the Company in substantially the same proportions as before such transaction.
Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid (as computed in accordance with the SEC rules) and the Company’s performance with respect to certain financial metrics.

Year	Summary Compensation Table Total for Dr. McMinn[1]	Compensation Actually Paid to Dr. McMinn[2]	Summary Compensation Table Total for Ms. Cochener[1]	Compensation Actually Paid to Ms. Cochener[2]	Summary Compensation Table Total for Dr. Drachman[1]	Compensation Actually Paid to Dr. Drachman[2]	Average Summary Compensation Table Total for Non-Principal Executive Officer (“PEO”) NEOs[3]	Average Compensation Actually Paid to Non-PEO NEOs[4]	Value of Initial Fixed $100 Investment Based On Total Shareholder Return (“TSR”)[5]	Net Income (Loss)[6] (in thousands)
2024	3,464,815	2,723,448	—	—	—	—	2,911,105	2,361,984	24	(75,144)
2023	1,080,629	1,041,892	1,827,432	1,902,501	549,983	477,211	1,242,197	1,252,222	20	(36,317)
2022	––	––	––	––	902,179	(3,599,400)	1,027,439	(119,619)	11	(60,692)

1 The dollar amounts reported are the amounts of total compensation reported in our Summary Compensation Table.

2 The dollar amounts reported represent the amount of “compensation actually paid” to each of the PEOs during the applicable year, as computed in accordance with SEC rules. The dollar amounts do not reflect the actual amount of compensation earned by or paid to the PEOs during the applicable year. In accordance with SEC rules, these amounts reflect “Total Compensation” as set forth in the Summary Compensation Table for each year, adjusted as shown below. Equity values are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.

Compensation Actually Paid to PEO	2024 (Dr. McMinn)
Summary Compensation Table Total	3,464,815
Less, value of “Stock Awards” and “Option Awards” reported in Summary Compensation Table	(2,535,405)
Plus, year-end fair value of outstanding and unvested equity awards granted in the year	1,500,082
Plus (less), year over year change in fair value of outstanding and unvested equity awards granted in prior years	30,078
Plus (less), change in fair value from prior year end to the vesting date of equity awards granted in prior years that vested in the year	263,878
Less, prior year-end fair value for any equity awards forfeited in the year	—
Compensation Actually Paid to PEO	2,723,448
3 The dollar amounts reported represent the average of the amounts reported for the Company’s NEOs as a group (excluding the PEO(s)) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the NEOs (excluding the PEO(s)) included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2024, Ms. Mikail and Dr. Jordan, (ii) for 2023, Ms. Mikail, Dr. Cobb, and the Company’s former Interim Chief Financial Officer Sean Smith; and (iii) for 2022, Ms. Cochener and the Company’s former Chief Medical Officer, Priti Patel.
4 The dollar amounts reported represent the average amount of “compensation actually paid” to the NEOs as a group (excluding the PEO(s)), as computed in accordance with SEC rules. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding the PEO(s)) during the applicable year. In accordance with the SEC rules, these amounts reflect “Total” as set forth in the Summary Compensation Table for each year, adjusted as shown below. Equity values are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of the grant.

Average Compensation Actually Paid to Non-PEO NEOs	2024
Average Summary Compensation Table Total	2,911,105
Less, average value of “Option Awards” and “Stock Awards” reported in Summary Compensation Table	(2,212,212)
Plus, average year-end fair value of outstanding and unvested equity awards granted in the year	1,411,703
Plus, average fair value as of vesting date of equity awards granted and vested in the year	—
Plus (less), average year over year change in fair value of outstanding and unvested equity awards granted in prior years	46,846
Plus (less), average change in fair value from the prior year end to the vesting date of equity awards granted in prior years that vested in the year	204,542
Less, prior year-end fair value for any equity awards forfeited in the year	—
Average Compensation Actually Paid to Non-PEO NEOs	2,361,984
5 Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends, if any, for the measurement period, assuming dividend reinvestment, and the difference between the Company’s stock price at the end and the beginning of the measurement period by the Company’s stock price at the beginning of the measurement period. The beginning of the measurement period for each year in the table is December 31, 2021.
6 The dollar amounts reported represent the amount of net income (loss) reflected in the Company’s audited financial statements for the applicable year.
Analysis of the Information Presented in the Pay versus Performance Table
The Company’s executive compensation program reflects a variable pay-for-performance philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, all of those Company measures are not presented in the Pay versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with SEC rules) for a particular year. In accordance with SEC rules, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.

Compensation Actually Paid and Cumulative TSR

The following chart sets forth the relationship between Compensation Actually Paid to our PEO(s), the average of Compensation Actually Paid to our non-PEO NEOs, and the Company’s TSR over the fiscal three year period from 2022 through 2024:

Relationship Between NEO Compensation Actually Paid and Company TSR
FY2022
FY2023
FY2024
$4,000,000.00
$2,000,000.00
$-
$(2,000,000.00)
$(4,000,000.00)
Compensation Actually Paid
$25.00
$15.00
$5.00
$(5.00)
$(15.00)
$(25.00)
Total Shareholder Return (TSR)
CAP to PEO1
CAP to PEO2
CAP to PEO3
Non-CEO NEOs
Total Shareholder Return (TSR)

Compensation Actually Paid and Net Income (Loss)

The following chart sets forth the relationship between Compensation Actually Paid to our PEO(s), the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s Net Income (Loss) over the three fiscal year period from 2022 through 2024:

Director Compensation
Non-Employee Director Compensation Policy
On January 18, 2024, we adopted a policy for compensating our non-employee directors with a combination of cash and equity, with such equity awards being subject to the terms and conditions of our 2023 Plan, and the Stock Option Agreement thereunder and related forms of grant notices approved by the Board.
•Cash Compensation.  For the year ended December 31, 2024, each of our non-employee directors was eligible to receive a $40,000 annual cash retainer for serving as a member of the Board (except for a non-executive Chair of the Board, if one is appointed, who would have been eligible to receive a $70,000 annual cash retainer in such a position) as well as the following additional annual cash fees for their committee service:

	Chair	Member
Audit Committee	$15,000	$7,500
Compensation Committee	$10,000	$5,000
Nominating Committee	$8,000	$4,000
Each annual cash retainer and additional annual fee is paid quarterly in arrears. In addition, we reimburse all of our directors for their reasonable out-of-pocket expenses, including travel, food and lodging, incurred by them in connection with attendance at Board and committee meetings.
In March 2025, the Board approved an increase in certain cash retainer amounts under the non-employee director compensation policy; following that increase, the Compensation Committee chair will now receive an annual retainer of $12,000, each non-chair member of the Compensation Committee will receive an annual retainer of $6,000, the Nominating Committee chair will receive an annual retainer of $10,000 and each non-chair member of that committee will receive an annual retainer of $5,000 and each non-chair member of the Audit Committee will receive an annual retainer of $8,000. Annual cash retainer amounts for service as a board member and for the audit committee chair remain unchanged.
•Equity Compensation.  New non-employee directors are entitled to receive an initial equity grant of 15,400 stock options. Subject to the director’s continued service, initial equity awards vest in equal monthly installments over a three-year period following the date of grant. In addition, each non-employee director is entitled to receive an annual equity grant of 7,700 stock options. The annual equity awards vest in full on the first to occur of the first anniversary of the date of grant or the next annual meeting of the Company’s stockholders, subject to the director’s continued service through such date. All non-employee directors received an initial equity grant of 15,400 stock option awards in January 2024 and an annual grant in June 2024.
Fiscal Year 2024 Non-Employee Director Compensation Table
The following table shows the compensation earned in 2024 by the non-employee directors who served on the Board during such year.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)
Non-Employee Directors
Robert Baffi	53,000	605,134	—	658,134
Cory Freedland(2)	55,000	605,134	—	660,134
Sarah Noonberg	45,000	605,134	—	650,134
Rohan Palekar	57,500	605,134	—	662,634
Keith Woods	51,500	605,134	—	656,634
(1)    The amounts in this column represent the aggregate grant date fair value of the stock options granted to each non-employee director during the 2024 fiscal year under the 2023 Plan, computed in accordance with FASB ASC Topic 718. For more information regarding the assumptions used in these calculations, see Note 14 to our consolidated financial statements, Stock-Based Compensation, in our Annual Report on Form 10-K for the year ended December 31, 2024.

(2)    Dr. Freedland, an employee of Samsara BioCapital, L.P. (“Samsara LP”), serves on our Board as a representative of Samsara LP and, while employed at Samara LP, all fees paid for Dr. Freedland’s service as a director of the Company are paid to Samsara LP pursuant to the policies of Samsara LP.
Dr. McMinn, our CEO and Executive Chair, did not receive any additional compensation for her service on the Board. The compensation received by Dr. McMinn for her service as our CEO is presented in the 2024 Summary Compensation Table above.
As of December 31, 2024, our non-employee directors held the following options to purchase shares of our common stock:

Name	Number of Shares Subject to Outstanding Options as of December 31, 2024 (#)
Robert Baffi	34,742
Cory Freedland(1)	23,100
Sarah Noonberg	29,200
Rohan Palekar	28,100
Keith Woods	23,100
(1) Dr. Freedland serves on our Board as a representative of Samsara LP and Samsara LP may be deemed to beneficially own the securities received by Dr. Freedland as compensation for serving as a director while employed at Samsara LP. Pursuant to the policies of Samsara LP, Dr. Freedland does not have any right to the pecuniary interest in securities received as compensation for serving as a director while employed at Samsara LP and Samsara LP is entitled to an indirect pecuniary interest in such securities.

CERTAIN INFORMATION ABOUT OUR COMMON STOCK
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth information, to the extent known by us or ascertainable from public filings, with respect to the beneficial ownership of our common stock as of April 16, 2025 by:
•each person, or group of affiliated persons, who is known by us to be the beneficial owners of more than 5.0% of our common stock.
•each of our directors and nominees;
•each of our NEOs; and
•all of our directors and executive officers as a group.
Beneficial ownership is determined in accordance with the rules of the SEC, and thus represents voting or investment power with respect to our securities. Under such rules, beneficial ownership includes any shares over which the individual has sole or shared voting power or investment power as well as any shares that the individual has the right to acquire within 60 days after the date of this table. To our knowledge and subject to applicable community property rules, the persons and entities named in the table have sole voting and sole investment power with respect to all equity interests beneficially owned, unless otherwise indicated.
The percentage ownership information shown in the column titled “Percentage of Shares Beneficially Owned” in the table below is based on 14,262,066 shares of our common stock outstanding as of the date of this table (plus any shares that such person has the right to acquire within 60 days after the date of this table). Unless otherwise indicated, the address of each individual listed in this table is the Company’s address set forth on the first page of this Proxy Statement.

	Beneficial Ownership
Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Greater than 5% stockholders:
Entities affiliated with EcoR1 Capital Fund, L.P.(1)	1,443,413	9.99%
Entities affiliated with Redmile Group, LLC(2)	1,438,033	9.99%
Entities affiliated with RTW Investments, LP(3)	1,434,645	9.99%
Samsara BioCapital, L.P.(4)	1,731,671	12.13%
Entities affiliated with BlackRock Capital Management, Inc.(5)	1,011,436	7.09%
Entities affiliated with Casdin Capital, LLC(6)	1,295,361	9.08%
Entities affiliated with Commodore Capital LP(7)	800,000	5.61%

Named Executive Officers and Directors:
Rachel McMinn(8)	1,320,021	9.21%
Christine Mikail(9)	157,122	1.09%
Julie Jordan(10)	24,999	*
Robert Baffi(10)	26,186	*
Cory Freedland(11)	14,544	—%
Rohan Palekar(10)	19,544	*
Sarah B. Noonberg(10)	20,644	*
Keith Woods(10)	14,544	*
All current executive officers and directors as a group (9 persons)(12)	1,678,187	11.64%
(1)Based on information provided on a Form 13G filed with the SEC on February 14, 2024 and with respect to certain securities, the Company’s records. Consist of (i) 1,271,342 shares of Common Stock owned by EcoR1 Qualified Capital Fund L.P. (“Qualified Fund”) and other private investment funds managed by EcoR1 Capital, LLC (“EcoR1”) and (ii)

172,071 shares of Common Stock issuable in the aggregate upon the exercise of Pre-Funded Warrants held by Qualified Fund and other private investment funds managed by EcoR1. Pursuant to the terms of the Pre-Funded Warrants, the Pre-Funded Warrants will be exercisable only to the extent that after giving effect to such exercise the holder thereof and their affiliates would beneficially own no more than 9.99% of outstanding Common Stock of the Company. However, Qualified Fund or EcoR1 may from time to time provide written notice to the Company to increase such beneficial ownership limitation to any other percentage not in excess of 19.99%. Any such change will not be effective until the 61st day after such notice is delivered to the Company. As a result of this restriction, the number of shares of Common Stock that may be issued upon exercise of the Pre-Funded Warrants held by Qualified Fund or other private investment funds managed by EcoR1 may change depending upon changes in the outstanding shares of Common Stock. Without giving effect to the above beneficial ownership limitation, the Pre-Funded Warrants held by Qualified Fund and other private investment funds managed by EcoR1 would be exercisable for an aggregate of 1,089,657 shares of Common Stock. EcoR1 is the general partner of Qualified Fund. Oleg Nodelman is the control person of EcoR1 and may be deemed to share dispositive and voting power over the shares held by Qualified Fund and other private investment funds managed by EcoR1. Mr. Nodelman, and EcoR1 each disclaim beneficial ownership of all shares except to the extent of their pecuniary interest therein. The address of the above persons is 357 Tehama Street #3, San Francisco, CA 94103.. The address of the above persons is 357 Tehama Street #3, San Francisco, CA 94103.
(2)Based on information provided in a Schedule 13G/A filed with the SEC on February 14, 2025 and with respect to certain securities, the Company’s records. Consists of (i) 1,319,763 shares of the Company’s common stock held by certain private investment vehicles (the “Redmile Vehicles”) managed by Redmile Group, LLC (“Redmile”), including 652,030 shares held by Redmile Biopharma Investments I, L.P. (“Redmile Biopharma I”), and (ii) 118,270 shares of the Company’s common stock issuable upon the exercise of pre-funded warrants held by Redmile Vehicles. Pursuant to the terms of the Pre-Funded Warrants, the Pre-Funded Warrants will be exercisable only to the extent that after giving effect to such exercise the holder thereof and their affiliates would beneficially own no more than 9.99% of outstanding Common Stock of the Company. However, Redmile may from time to time provide written notice to the Company to increase such beneficial ownership limitation to any other percentage not in excess of 19.99%. Any such change will not be effective until the 61st day after such notice is delivered to the Company. As a result of this restriction, the number of shares of Common Stock that may be issued upon exercise of the Pre-Funded Warrants by Redmile or the Redmile Vehicles may change depending upon changes in the outstanding shares of Common Stock. Without giving effect to the above beneficial ownership limitation, the Pre-Funded Warrants that the Redmile Vehicles hold would be exercisable for an aggregate of 160,003 shares of Common Stock. Redmile is the investment manager/adviser to the Redmile Funds, and, in such capacity, exercises voting and investment power over all of the shares held by the Redmile Funds and may be deemed to be the beneficial owner of these shares. Jeremy C. Green serves as the managing member of Redmile and also may be deemed to be the beneficial owner of these shares. Redmile and Mr. Green each disclaim beneficial ownership of these shares, except to the extent of its or his pecuniary interest in such shares, if any. The address of the Redmile Funds is c/o Redmile Group, LLC, One Letterman Drive, Building D, Suite D3-300, San Francisco, CA 94129.
(3)Based on information provided in a Schedule 13G/A filed with the SEC on February 14, 2025 and with respect to certain securities, the Company’s records. Consists of (i) 1,350,256 shares of Common Stock and (ii) 84,389 shares of Common Stock issuable upon the exercise of Pre-Funded Warrants. Securities are held by RTW Investments, L.P., a Delaware limited partnership and the investment adviser to certain funds (the ”RTW Funds”), and Roderick Wong, M.D., the Managing Partner and Chief Investment Officer of RTW Investments, with respect to the Shares directly held by the RTW Funds. The address of the above persons is 40 10th Avenue, Floor 7, New York, New York 10014.
(4)Based on information provided in a Schedule 13G filed with the SEC on November 27, 2024 and, with respect to certain securities, the Company’s records. consist of (i) 1,717,127 shares of Common Stock held by Samsara LP, and (ii) 14,544 shares of Common Stock issuable upon exercise of stock options held by Cory Freedland exercisable within 60 days of the date of this table. Excludes shares of Common Stock issuable upon the exercise of Pre-Funded Warrants held by Samsara LP. Pursuant to the terms of the Pre-Funded Warrants, the Pre-Funded Warrants will be exercisable only to the extent that after giving effect to such exercise the holder thereof and their affiliates would beneficially own no more than 9.80% of outstanding Common Stock of the Company. However, Samsara LP may from time to time provide written notice to the Company, to increase such beneficial ownership limitation to any other percentage not in excess of 19.99%. Any such change will not be effective until the 61st day after such notice is delivered to the Company. As a result of this restriction, the number of shares of Common Stock that may be issued upon exercise of the Pre-Funded Warrants by Samsara LP may change depending upon changes in the outstanding shares of Common Stock. Without giving effect to the above beneficial ownership limitation, the Pre-Funded Warrants that Samsara LP holds would be exercisable for an aggregate of 87,070 shares of Common Stock. Samsara BioCapital GP, LLC (“Samsara GP”) is the sole general partner of Samsara LP and may be deemed to have voting and investment power over the securities held by Samsara LP. Dr. Srinivas Akkaraju is a managing member of Samsara GP and may be deemed to have voting and dispositive power over the securities held by Samsara LP. The address of the above persons is 628 Middlefield Road, Palo Alto, CA 94301.
(5)Based on information provided in a Schedule 13G/A filed with the SEC on April 23, 2025, which reported that BlackRock, Inc. (“BlackRock”) held sole voting power over 999,743 shares of Common Stock, shared voting power over 0 shares of Common Stock, sole dispositive power over 1,011,436 shares and shared dispositive power over 0 shares of Common Stock. The address for BlackRock is 50 Hudson Yards, New York, NY 10001.

(6)Based on information provided in a Schedule 13G/A filed with the SEC on February 14, 2025, which reported that Casdin Capital LLC (“Casdin Capital”) held sole voting power over 0 shares of Common Stock, shared voting power over 1,295,361 shares of Common Stock, including shared voting power over 1,075,000 shares of Common Stock with Casdin Partners Master Fund, L.P. (“CPM Fund”) and Casdin Partners GP, LLC (“CP GP”), sole dispositive power over 0 shares of Common Stock, and shared dispositive power over 1,295,361 shares of Common Stock, including shared dispositive power over 1,075,000 shares of Common Stock with CPM Fund and CP GP. All of the securities are directly owned by advisory clients of Casdin Capital, and none of those advisory clients, other than CPM Fund may be deemed to beneficially own more than 5% of the Common Stock. CP GP is the general partner of CPM Fund. Eli Casdin is the Managing Member of Casdin Capital and CP GP. Mr. Casdin, Casdin Capital, and CP GP disclaim beneficial ownership of any of the reported shares of Common Stock herein, except to the extent of their pecuniary interest therein. The address of the foregoing persons is 1350 Avenue of the Americas, Suite 2600, New York, NY 10019.
(7) Based on information provided in a Schedule 13G filed with the SEC on December 11, 2024, which reported that Commodore Capital Master LP held sole voting power over 0 shares of Common Stock, shared voting power over 800,000 shares of Common Stock, sole dispositive power over 0 shares and shared dispositive power over 800,000 shares of Common Stock. Commodore Capital LP is the investment manager to Commodore Capital Master LP and may be deemed to beneficially own the shares held by Commodore Capital Master LP. The address for Commodore Capital LP and Commodore Capital Master LP is 444 Madison Avenue, Floor 35, New York, New York 10022.
(8) Includes options to purchase 69,662 shares of the Company’s common stock that are exercisable within 60 days of the date of this table
(9) Includes options to purchase 106,048 shares of the Company’s common stock that are exercisable within 60 days of the date of this table.
(10) Consists of options to purchase shares of the Company’s common stock that are exercisable within 60 days of the date of this table.
(11) Dr. Freedland, an employee of Samsara BioCapital, L.P. (“Samsara LP”), serves on our Board as a representative of Samsara LP and Samsara LP may be deemed to beneficially own the securities received by Dr. Freedland as compensation for serving as a director. Pursuant to the policies of Samsara LP, Dr. Freedland does not have any right to the pecuniary interest in securities received as compensation for serving as a director and Samsara LP is entitled to an indirect pecuniary interest in such securities.
(12) Includes options to purchase 369,957 shares of the Company’s common stock that are exercisable within 60 days of the date of this table.

Securities Authorized for Issuance Under Equity Compensation Plans
The following table contains information about our equity compensation plans as of December 31, 2024. As of such date, we had outstanding awards under three equity compensation plans: the Neoleukin 2014 Equity Incentive Plan (“2014 Plan”), the Neurogene 2018 Equity Incentive Plan ("2018 Plan") and our 2023 Plan. As of December 31, 2024 we had not yet commenced an offering under our 2023 ESPP.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights(1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders(2)	1,862,210	28.62	2,750,668
Equity compensation plans not approved by security holders	0	0	0
Total	1,862,210	28.62	2,750,668

(1)    The weighted-average exercise price does not take into account shares issuable upon vesting of outstanding restricted stock unit awards, if any, which have no exercise price.
(2)    Includes the 2014 Plan, 2018 Plan, 2023 Plan and 2023 ESPP. Excludes 594,189 shares that were added to our 2023 Plan on January 1, 2025 pursuant to the evergreen provision thereunder that provides for automatic annual increases on January 1 of each year until January 1, 2033 equal to 4% of our outstanding shares as of that date (or such lesser amounts as approved by the Board) and 148,547 shares that were added to our 2023 ESPP on January 1, 2025 pursuant to the evergreen provision thereunder that provides for automatic annual increases on January 1 of each year until January 1, 2033 equal to 1% of our outstanding shares as of that date (or such lesser amounts as approved by the Board). While there are outstanding awards under the 2014 Plan and 2018 Plan, no further shares are available for new awards under those plans. We initiated the first purchase period under our ESPP on April 15, 2025.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
The following is a summary of each transaction or series of similar transactions since January 1, 2023, or any currently proposed transaction, to which we were or are a party in which:
•the amount involved exceeds $120,000; and
•any related person (including our directors, executive officers, beneficial owners of more than 5% of our voting capital stock and any members of their immediate family) had or will have a direct or indirect material interest, other than compensation (including the consulting agreement relating to Dr. Cobb’s provision of services to the Company as Chief Scientific Officer) and other arrangements that are described under the section titled “Executive Compensation” or that were approved by our Compensation Committee.
Beneficial ownership of securities is determined in accordance with the rules of the SEC.
Related Party Transactions
2024 Private Placement
On November 5, 2024, the Company completed the 2024 Private Placement. Pursuant to the Securities Purchase Agreement, the Company issued and sold, and the investors purchased, (i) 1,835,000 shares of Common Stock and (ii) 2,165,042 2024 Pre-Funded Warrants, exercisable for 2,165,042 shares of Common Stock, at a purchase price of $50.00 per share or $49.999 per 2024 Pre-Funded Warrant, which represents the per share purchase price of the Common Stock less the $0.001 per share exercise price for each 2024 Pre-Funded Warrant, for an aggregate purchase price of approximately $200.0 million. Six of the investors or their affiliates were or became upon completion of the transaction beneficial holders of more than 5% of Common Stock, and the table below sets forth the number of shares of Common Stock or 2024 Pre-Funded Warrants purchased by such holders at the closing of the 2024 Private Placement.

Participant	Shares of Common Stock	2024 Pre-Funded Warrants	Total Purchase Price
Entities affiliated with RTW Investments, LP	21,500,000	385,007,000	$	30,000,000
Entities affiliated with Casdin Capital, LLC	50,000,000	—	$	25,000,000
Entities affiliated with Redmile Group, LLC	34,000,000	160,003,000	$	25,000,000
Entities affiliated with EcoR1	—	50,001,000	$	25,000,000
Entities affiliated with Great Point Partners	36,000,000	—	$	18,000,000
Entities affiliated with Samsara BioCapital, LP	18,000,000	2,000,000	$	10,000,000
2024 Registration Rights Agreement
On November 5, 2024, the Company entered into the 2024 Registration Rights Agreement with the Selling Stockholders named therein, including the investors listed above, pursuant to which, among other things, the Company agreed to provide for the registration and resale of certain shares of Common Stock that are held by such Selling Stockholders from time to time, including the shares of Common Stock issuable upon exercise of the 2024 Pre-Funded Warrants.
Agreements with Baker Bros Advisors LP and affiliates
Prior to the Reverse Merger, entities affiliated with Baker Bros. Advisors LP (“BBA”) beneficially owned more than 5% of our outstanding Common Stock. BBA is a party to the 2016 Registration Rights agreement described in our Registration Statement on Form S-3 filed on March 24, 2025. The Company also entered into a Letter Agreement with BBA on July 17, 2023, pursuant to which BBA has the right to nominate one person for election as a director of the Company at any time that BBA owns at least 12.5% of the then-outstanding stock of the Company and which also obligates the Company to enter into a Registration Rights Agreement with any BBA entity who may be deemed an “affiliate” of the Company. This letter agreement was amended in April 2025 to increase the threshold for BBA’s right to nominate a director to 14.9% of the then-outstanding stock of the Company.

Indemnification Agreements and Insurance
Our Bylaws require us to indemnify our directors and officers to the fullest extent permitted by Delaware law. We have also entered into agreements to indemnify our directors and executive officers. These agreements, among other things, require us to indemnify these individuals for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts reasonably incurred by such person in any action or proceeding, including any action by or in our right, on account of any services undertaken by such person on behalf of the Company or that person’s status as a director or officer, as applicable, to the maximum extent allowed under Delaware law. We have also purchased directors’ and officers’ liability insurance.
Related Party Transaction Policy
Our Board has a written policy regarding the review and approval or ratification by our Audit Committee of related person transactions. For purposes of our policy only, a related person transaction is a transaction, arrangement or relationship or any series of similar transactions, arrangements or relationships between us or any of our subsidiaries and any related person in which the aggregate amount involved since the beginning of our last completed fiscal year exceeds or is expected to exceed $120,000 and such related person has or will have a direct or indirect interest. A related person is defined to include any executive officers, directors or director nominees or beneficial owner of more than 5% of our common stock and any immediate family member of any of the foregoing persons. In determining to approve or ratify any such transaction, our Audit Committee is expected to take into account, among other factors it deems appropriate, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction. Transactions involving compensation for services provided to us as an employee or director, among other limited exceptions, are deemed under the terms of the policy to have standing pre-approval by the Audit Committee but may be specifically reviewed if appropriate in light of the facts and circumstances. Any director who is a related person with respect to a transaction under review is not permitted to participate in the deliberations (other than to provide information concerning the transaction to the Audit Committee) or vote on approval of the transaction.

OTHER MATTERS
Delivery of Documents to Stockholders Sharing an Address
A number of brokerage firms have adopted a procedure approved by the SEC called “householding.” Under this procedure, certain stockholders who have the same address and do not participate in electronic delivery of proxy materials will receive only one copy of the proxy materials, including this Proxy Statement, the Notice and our Annual Report on Form 10-K for the year ended December 31, 2024, until such time as one or more of these stockholders notifies us that they wish to receive individual copies. This procedure helps to reduce duplicate mailings and save printing costs and postage fees, as well as natural resources. If you received a “householding” mailing this year and would like to have additional copies of the proxy materials mailed to you, please send a written request to our Corporate Secretary at the address set forth on the first page of this Proxy Statement, or call (877) 237-5020, and we will promptly deliver the proxy materials to you. Please contact your broker if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future, or if you would like to opt out of “householding” for future mailings.
Availability of Additional Information
We will provide, free of charge, a copy of our Annual Report on Form 10-K for the year ended December 31, 2024, including exhibits, upon the written or oral request of any stockholder of the Company. Please send a written request to our Corporate Secretary at the address set forth on the first page of this Proxy Statement, or call the number above.

Appendix A
NEUROGENE INC.
2023 EQUITY INCENTIVE PLAN
1.Purpose
The purpose of this Neurogene Inc. 2023 Equity Incentive Plan (the “Plan”) is to promote and closely align the interests of employees, officers, non-employee directors and other individual service providers of Neurogene Inc. and its stockholders by providing stock-based compensation and other performance-based compensation. The objectives of the Plan are to attract and retain the best available employees, officers, non-employee directors and other individual service providers for positions of substantial responsibility and to motivate Participants to optimize the profitability and growth of the Company through incentives that are consistent with the Company’s goals and that link the personal interests of Participants to those of the Company’s stockholders. The Plan provides for the grant of Options, Stock Appreciation Rights, Restricted Stock Units, Restricted Stock and Other Stock-Based Awards and for Incentive Bonuses, which may be paid in cash, Common Stock or a combination thereof, as determined by the Committee.
2.Definitions
As used in the Plan, the following terms shall have the meanings set forth below:
(a)“Act” means the Securities Exchange Act of 1934, as amended.
(b)“Affiliate” means any entity in which the Company has a substantial direct or indirect equity interest, as determined by the Committee from time to time.
(c)“Award” means an Option, Stock Appreciation Right, Restricted Stock Unit, Restricted Stock, Other Stock-Based Award or Incentive Bonus, or any combination of these, granted to a Participant pursuant to the provisions of the Plan, any of which may be subject to performance conditions.
(d)“Award Agreement” means a written or electronic agreement or other instrument as may be approved from time to time by the Committee and designated as such implementing the grant of each Award. An Award Agreement may be in the form of an agreement to be executed by both the Participant and the Company (or an authorized representative of the Company) or certificates, notices or similar instruments as approved by the Committee and designated as such.
(e)“Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Act.
(f)“Board” means the Board of Directors of the Company.
(g)“Cause” has the meaning set forth in the written employment, offer, services or severance agreement or letter between the Participant and the Company or an Affiliate, or if there is no such agreement or no such term is defined in such agreement, means a Participant’s Termination of Employment by the Company or an Affiliate by reason of (i) the Participant’s dishonest statements or acts with respect to the Company or any affiliate of the Company, or any current or prospective customers, suppliers, vendors or other third parties with which such entity does business that results in or is reasonably anticipated to result in harm to the Company; (ii) the Participant’s commission of (A) a felony or (B) any misdemeanor involving moral turpitude, deceit, dishonesty or fraud; (iii) the Participant’s failure to perform in all material respects the Participant’s assigned duties and responsibilities to the reasonable satisfaction of the Board, which failure continues, in the reasonable judgment of the Board, for thirty (30) days after written notice given to the Participant describing such failure; (iv) the Participant’s gross negligence, willful misconduct that results in or is reasonably anticipated to result in harm to the Company; or (v) the Participant’s violation of any material provision of any agreement(s) between the Participant and the Company or any Company policies including, without limitation, agreements relating to noncompetition, non-solicitation, nondisclosure and/or assignment of inventions or policies related to ethics or workplace conduct.

(h)“Change in Control” means the occurrence of any one of the following events:
(i)any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including the securities beneficially owned by such Person or any securities acquired directly from the Company or its Affiliates) representing 50% or more of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in Section 2(h)(iii) below;
(ii)the following individuals cease for any reason to constitute a majority of the number of directors then serving: (A) individuals who, on the Effective Date (as defined below), constitute the Board and (B) any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least a majority of the directors then still in office who were either directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended;
(iii)there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other entity, other than a merger or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation; or
(iv)the implementation of a plan of complete liquidation or dissolution of the Company; or
(v)there is consummated a sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which is owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.
(i)“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rulings and regulations issued thereunder.
(j)“Committee” means the Compensation Committee of the Board (or any successor committee) or such other committee as designated by the Board to administer the Plan under Section 6.
(k)“Common Stock” means the common stock of the Company, $0.000001 par value per share, or such other class or kind of shares or other securities as may be applicable under Section 16.
(l)“Company” means Neurogene Inc., a Delaware corporation, and except as utilized in the definition of Change in Control, any successor corporation.
(m)“Disability” has the meaning set forth in a written employment, offer, services or severance agreement or letter between the Participant and the Company or an Affiliate, or if there is no such agreement or no such term is defined in such agreement, means the inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment. A determination of Disability shall be made by the Committee on the basis of such medical evidence as the Committee deems warranted under the circumstances, and in this respect, Participants shall submit to an examination by a physician upon request by the Committee.
(n)“Dividend Equivalent” means an amount payable in cash or Common Stock, as determined by the Committee, equal to the dividends that would have been paid to the Participant if the share of

Common Stock with respect to which the Dividend Equivalent relates had been owned by the Participant.
(o)“Effective Date” means the date on which the Plan takes effect, as defined pursuant to Section 4.
(p)“Eligible Person” any current or prospective employee, officer, non-employee director or other service provider of the Company or any of its Subsidiaries; provided however that Incentive Stock Options may only be granted to employees of the Company or any of its “subsidiary corporations” within the meaning of Section 424 of the Code.
(q)“Fair Market Value” means as of any date, the value of the Common Stock determined as follows: (i) if the Common Stock is listed on any established stock exchange, system or market, its Fair Market Value shall be the closing price of a share of Common Stock as quoted on such exchange, system or market as reported in the Wall Street Journal or such other source as the Committee deems reliable (or, if no sale of Common Stock is reported for such date, on the next preceding date on which a closing price shall have been reported); and (ii) in the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Committee by the reasonable application of a reasonable valuation method, taking into account factors consistent with Treas. Reg. § 409A-1(b)(5)(iv)(B) as the Committee deems appropriate.
(r)“Incentive Bonus” means a bonus opportunity awarded under Section 12 pursuant to which a Participant may become entitled to receive an amount based on satisfaction of such performance criteria established for a specified performance period as specified in the Award Agreement.
(s)“Incentive Stock Option” means an Option that is intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code.
(t)“Nonqualified Stock Option” means an Option that is not intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code.
(u)“Option” means a right to purchase a number of shares of Common Stock at such exercise price, at such times and on such other terms and conditions as are specified in or determined pursuant to an Award Agreement. Options granted pursuant to the Plan may be Incentive Stock Options or Nonqualified Stock Options.
(v)“Other Stock-Based Award” means an Award granted to an Eligible Person under Section 11.
(w)“Participant” means any Eligible Person to whom Awards have been granted from time to time by the Committee and any authorized transferee of such individual.
(x)“Person” shall have the meaning given in Section 3(a)(9) of the Act, as modified and used in Sections 14(d) and 15(d) thereof, except that such term shall not include (i) the Company or any of its Affiliates, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.
(y)“Restricted Stock” means an Award or issuance of Common Stock the grant, issuance, vesting and/or transferability of which is subject during specified periods of time to such conditions (including continued employment or engagement or performance conditions) and terms as the Committee deems appropriate.
(z)“Restricted Stock Unit” means an Award denominated in units of Common Stock under which the issuance of shares of such Common Stock (or cash payment in lieu thereof) is subject to such conditions (including continued employment or engagement or performance conditions) and terms as the Committee deems appropriate.
(aa)“Separation from Service” or “Separates from Service” means a Termination of Employment that constitutes a “separation from service” within the meaning of Section 409A of the Code.

(ab)“Stock Appreciation Right” or “SAR” means a right granted that entitles the Participant to receive, in cash or Common Stock or a combination thereof, as determined by the Committee, value equal to the excess of (i) the Fair Market Value of a specified number of shares of Common Stock at the time of exercise over (ii) the exercise price of the right, as established by the Committee on the date of grant.
(ac)“Subsidiary” means any business association (including a corporation or a partnership, other than the Company) in an unbroken chain of such associations beginning with the Company if each of the associations other than the last association in the unbroken chain owns equity interests (including stock or partnership interests) possessing 50% or more of the total combined voting power of all classes of equity interests in one of the other associations in such chain.
(ad)“Substitute Awards” means Awards granted or Common Stock issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.
(ae)“Termination of Employment” means ceasing to serve as an employee of the Company and its Subsidiaries or, with respect to a non-employee director or other service provider, ceasing to serve as such for the Company and its Subsidiaries, except that with respect to all or any Awards held by a Participant (i) the Committee may determine that a leave of absence (including as a result of a Participant’s short-term or long-term disability or other medical leave) or employment on a less than full-time basis is considered a “Termination of Employment,” (ii) the Committee may determine that a transition from employment to service with a partnership, joint venture or corporation not meeting the requirements of a Subsidiary in which the Company or a Subsidiary is a party is not considered a “Termination of Employment,” (iii) service as a member of the Board shall constitute continued service with respect to Awards granted to a Participant while he or she served as an employee, (iv) service as an employee of the Company or a Subsidiary shall constitute continued employment with respect to Awards granted to a Participant while he or she served as a member of the Board or other service provider, and (v) the Committee may determine that a transition from employment with the Company or a Subsidiary to service to the Company or a Subsidiary other than as an employee shall constitute a “Termination of Employment”. The Committee shall determine whether any corporate transaction, such as a sale or spin-off of a division or Subsidiary that employs or engages a Participant, shall be deemed to result in a Termination of Employment with the Company and its Subsidiaries for purposes of any affected Participant’s Awards, and the Committee’s decision shall be final and binding.
3.Eligibility
Any Eligible Person is eligible for selection by the Committee to receive an Award.
4.Effective Date and Termination of Plan
This Plan became effective on December 18, 2023 (the “Effective Date”). The Plan shall remain available for the grant of Awards until the 10th anniversary of the Effective Date. Notwithstanding the foregoing, the Plan may be terminated at such earlier time as the Board may determine. Termination of the Plan will not affect the rights and obligations of the Participants and the Company arising under Awards theretofore granted.
5.Shares Subject to the Plan and to Awards
(a)Aggregate Limits. The aggregate number of shares of Common Stock issuable under the Plan shall be equal to (i) 2,237,722, plus (ii) any shares of Common Stock added as a result of the following sentence (collectively, the “Share Pool”). The Share Pool will automatically increase on January 1 of each year beginning in 2024 and ending with a final increase on January 1, 2033 in an amount equal to 4% of the total number of shares of Common Stock outstanding on such date; provided, however, that the Committee may provide that there will be no January 1 increase in the Share Pool for any such year or that the increase in the Share Pool for any such year will be a smaller number of shares of Common Stock than would otherwise occur pursuant to this sentence. The aggregate number of shares of Common Stock available for grant under this Plan and the number of shares of Common Stock subject to Awards outstanding at the time of any event described in Section 16 shall be subject to adjustment as provided in Section 16. The shares of Common Stock issued pursuant to Awards granted under this Plan may be shares that are authorized and unissued or shares that were reacquired by the Company, including shares purchased in the open market.
(b)Issuance of Shares. For purposes of Section 5(a), the aggregate number of shares of Common Stock issued under this Plan at any time shall equal only the number of shares of Common Stock actually issued upon exercise or settlement of an Award. Shares of Common Stock subject to Awards that have been canceled, expired, forfeited or otherwise not issued under an Award and shares of Common Stock subject to Awards settled in cash shall not count as shares of Common Stock issued under this Plan. The aggregate number of shares available for issuance under this Plan at any time shall not be reduced by (i) shares subject to Awards that have been terminated, expired, unexercised, forfeited or settled in cash, (ii) shares subject to Awards that have been retained or withheld by the Company in payment or satisfaction of the exercise price, purchase price or tax withholding obligation of an Award, or (iii) shares subject to Awards that otherwise do not result in the issuance of shares in connection with payment or settlement thereof. In addition, shares that have been delivered (either actually or by attestation) to the Company in payment or satisfaction of the exercise price, purchase price or tax withholding obligation of an Award shall be available for issuance under this Plan.
(c)Substitute Awards. Substitute Awards shall not reduce the shares of Common Stock authorized for issuance under the Plan or authorized for grant to a Participant in any calendar year. Additionally, in the event that a company acquired by the Company or any Subsidiary, or with which the Company or any Subsidiary combines, has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the shares of Common Stock authorized for issuance under the Plan; provided that, Awards using such available shares (i) shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, (ii) shall only be made to individuals who were employees of such acquired or combined company before such acquisition or combination, and (iii) shall comply with the requirements of any stock exchange or market or quotation system on which the Common Stock is traded, listed or quoted.
(d)Tax Code Limit. The aggregate number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options granted under this Plan shall be equal to 2,237,722, which number shall be calculated and adjusted pursuant to Section 16 only to the extent that such calculation or adjustment will not affect the status of any Option intended to qualify as an Incentive Stock Option under Section 422 of the Code.
(e)Limits on Non-Employee Director Compensation. The aggregate dollar value of equity-based (based on the grant date Fair Market Value of equity-based Awards) and cash compensation granted under this Plan or otherwise during any calendar year to any non-employee director shall not exceed $750,000; provided, however, that in the calendar year in which a non-employee director first joins the Board or during any calendar year in which a non-employee director is designated as Chairman of the Board or Lead Director, the maximum aggregate dollar value of equity-based and cash compensation granted to the non-employee director may be up to $1,000,000.
6.Administration of the Plan
(a)Administrator of the Plan. The Plan shall be administered by the Committee. The Board shall fill vacancies on, and from time to time may remove or add members to, the Committee. The Committee shall act pursuant to a majority vote or unanimous written consent. Any power of the Committee may also be exercised by the Board, except to the extent that the grant or exercise of such authority would cause any Award or transaction to become subject to (or lose an exemption under) the short-swing profit recovery provisions of Section 16 of the Act. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control. To the maximum extent permissible under applicable law, the Committee (or any successor) may by resolution delegate any or all of its authority to one or more subcommittees composed of one or more directors and/or officers of the Company, and any such subcommittee shall be treated as the Committee for all purposes under this Plan. Notwithstanding the foregoing, if the Board or the Committee (or any successor) delegates to a subcommittee comprised of one or more officers of the Company (who are not also directors) the authority to grant Awards, the resolution so authorizing such subcommittee shall specify the total number of shares of Common Stock such subcommittee may award pursuant to such delegated authority (along with such other limitations as may be required by applicable law), and no such subcommittee shall designate any officer serving thereon or any officer (within the meaning of Section 16 of the Act) or non-employee director of the Company as a recipient of any Awards granted under such delegated authority. The Committee hereby delegates to and designates the President and Chief Financial Officer of the Company (or such other officer with similar authority), and to his or her delegates or designees, the authority to assist the Committee in the day-to-day administration of the Plan and of Awards granted under the Plan, including those powers set forth in Section 6(b)(iv) through (xi) and to execute Award Agreements or other documents entered into under this Plan on behalf of the Committee or the Company. The Committee may further designate and delegate to one or more additional officers or employees of the Company or any Subsidiary, and/or one or more agents, authority to assist the Committee in any or all aspects of the day-to-day administration of the Plan and/or of Awards granted under the Plan.
(b)Powers of Committee. Subject to the express provisions of this Plan, the Committee shall be authorized and empowered to do all things that it determines to be necessary or appropriate in connection with the administration of this Plan, including:
(i)to prescribe, amend and rescind rules and regulations relating to this Plan and to define terms not otherwise defined herein;
(ii)to determine which Persons are Eligible Persons, to which of such Eligible Persons, if any, Awards shall be granted hereunder and the timing of any such Awards;
(iii)to prescribe and amend the terms of the Award Agreements, to grant Awards and determine the terms and conditions thereof;
(iv)    to reduce the exercise price of a previously awarded Option or Stock Appreciation Right or cancel and re-grant or exchange such Option or Stock Appreciation Right for cash or a new Award with a lower (or no) exercise price with any such determination made by the Committee in its sole discretion;
(v)    to adopt such procedures and sub-plans as are necessary or appropriate (A) to permit or facilitate participation in this Plan by persons eligible to receive Awards under this Plan who are not citizens of, or subject to taxation by, the United States or who are employed outside the United States or (B) to allow Awards to qualify for special tax treatment in a jurisdiction other than the United States; provided, that Board approval will not be necessary for immaterial modifications to this Plan or any Award Agreement that are required for compliance with the laws of the relevant jurisdiction;
(iv)to establish and verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, retention, vesting, exercisability or settlement of any Award;
(v)to prescribe and amend the terms of or form of any document or notice required to be delivered to the Company by Participants under this Plan;
(vi)to determine the extent to which adjustments are required pursuant to Section 16;
(vii)to interpret and construe this Plan, any rules and regulations under this Plan and the terms and conditions of any Award granted hereunder, and to make exceptions to any such provisions if the Committee, in good faith, determines that it is appropriate to do so;
(viii)to approve corrections in the documentation or administration of any Award; and
(ix)to make all other determinations deemed necessary or advisable for the administration of this Plan.

Notwithstanding anything in this Plan to the contrary, with respect to any Award that is “deferred compensation” under Section 409A of the Code, the Committee shall exercise its discretion in a manner that causes such Awards to be compliant with or exempt from the requirements of Section 409A of the Code. Without limiting the foregoing, unless expressly agreed to in writing by the Participant holding such Award, the Committee shall not take any action with respect to any Award which constitutes (x) a modification of a stock right within the meaning of Treas. Reg. § 1.409A-1(b)(5)(v)(B) so as to constitute the grant of a new stock right, (y) an extension of a stock right, including the addition of a feature for the deferral of compensation within the meaning of Treas. Reg. § 1.409A-1 (b)(5)(v)(C), or (z) an impermissible acceleration of a payment date or a subsequent deferral of a stock right subject to Section 409A of the Code within the meaning of Treas. Reg. § 1.409A-1(b)(5)(v)(E).
The Committee may, in its sole and absolute discretion, without amendment to the Plan but subject to the limitations otherwise set forth in Section 20, waive or amend the operation of Plan provisions respecting exercise after Termination of Employment. The Committee or any member thereof may, in its sole and absolute discretion, except as otherwise provided in Section 20, waive, settle or adjust any of the terms of any Award so as to avoid unanticipated consequences or address unanticipated events (including any temporary closure of an applicable stock exchange, disruption of communications or natural catastrophe).
(c)Determinations by the Committee. All decisions, determinations and interpretations by the Committee regarding the Plan, any rules and regulations under the Plan and the terms and conditions of, or operation of, any Award granted hereunder, shall be final and binding on all Participants, beneficiaries, heirs, assigns or other persons holding or claiming rights under the Plan or any Award. The Committee shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations and interpretations, including the recommendations or advice of any officer or other employee of the Company and such attorneys, consultants and accountants as it may select. Members of the Board and members of the Committee acting under the Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for as a result of gross negligence or willful misconduct in the performance of their duties.
(d)Subsidiary Awards. In the case of a grant of an Award to any Participant employed by a Subsidiary, such grant may, if the Committee so directs, be implemented by the Company issuing any subject shares of Common Stock to the Subsidiary, for such lawful consideration as the Committee may determine, upon the condition or understanding that the Subsidiary will transfer the shares of Common Stock to the Participant in accordance with the terms of the Award specified by the Committee pursuant to the provisions of the Plan. Notwithstanding any other provision hereof, such Award may be issued by and in the name of the Subsidiary and shall be deemed granted on such date as the Committee shall determine.
7.Plan Awards
(a)Terms Set Forth in Award Agreement. Awards may be granted to Eligible Persons as determined by the Committee at any time and from time to time prior to the termination of the Plan. The terms and conditions of each Award shall be set forth in an Award Agreement in a form approved by the Committee for such Award, subject to and incorporating by reference or otherwise the applicable terms and conditions of the Plan, which Award Agreement may contain such terms and conditions as specified from time to time by the Committee, provided such other terms and conditions do not conflict with the Plan. The Award Agreement for any Award (other than Restricted Stock Awards) shall include the time or times at or within which and the consideration, if any, for which any shares of Common Stock or cash, as applicable, may be acquired from the Company. The terms of Awards may vary among Participants, and the Plan does not impose upon the Committee any requirement to make Awards subject to uniform terms. Accordingly, the terms of individual Award Agreements may vary.
(b)Termination of Employment. Subject to the express provisions of the Plan, the Committee shall specify before, at, or after the time of grant of an Award the provisions governing the effect(s) upon an Award of a Participant’s Termination of Employment.
(c)Rights of a Stockholder. A Participant shall have no rights as a stockholder with respect to shares of Common Stock covered by an Award (including voting rights) until the date the Participant becomes the holder of record of such shares of Common Stock. No adjustment shall be made for dividends or other rights for which the record date is prior to such date, except as provided in Sections 10(b), 11(b) or 16 of this Plan or as otherwise provided by the Committee.
(d)     No Fractional Shares. No fractional shares of Common Stock shall be issued pursuant to an Award or in settlement thereof.
8.Options
(a)Grant, Term and Price. The grant, issuance, retention, vesting and/or settlement of any Option shall occur at such time and be subject to such terms and conditions as determined by the Committee or under criteria established by the Committee, which may include conditions based on continued employment or engagement, passage of time, attainment of age and/or service requirements, and/or satisfaction of performance conditions. The term of an Option shall in no event be greater than 10 years; provided, however, the term of an Option (other than an Incentive Stock Option) shall be automatically extended if, at the time of its scheduled expiration, the Participant holding such Option is prohibited by law or the Company’s insider trading policy from exercising the Option, which extension shall expire on the 30th day following the date such prohibition no longer applies. The Committee will establish the price at which Common Stock may be purchased upon exercise of an Option, which in no event will be less than the Fair Market Value of such shares on the date of grant; provided, however, that the exercise price per share of Common Stock with respect to an Option that is granted as a Substitute Award may be less than the Fair Market Value of the shares of Common Stock on the date such Option is granted if such exercise price is based on a formula set forth in the terms of the options held by such optionees or in the terms of the agreement providing for such merger or other acquisition that satisfies the requirements of (i) Section 409A of the Code, if such options held by such optionees are not intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code, and (ii) Section 424(a) of the Code, if such options held by such optionees are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code. The exercise price of any Option may be paid in cash or such other method as determined by the Committee, including an irrevocable commitment by a broker to pay over such amount from a sale of the shares of Common Stock issuable under an Option, the delivery of previously owned shares of Common Stock or withholding of shares of Common Stock deliverable upon exercise.
(b)No Reload Grants. Options shall not be granted under the Plan in consideration for, and shall not be conditioned upon the delivery of, shares of Common Stock to the Company in payment of the exercise price and/or tax withholding obligation under any other employee stock option.
(c)Incentive Stock Options. Notwithstanding anything to the contrary in this Section 8, in the case of the grant of an Incentive Stock Option, if the Participant owns stock possessing more than 10% of the combined voting power of all classes of stock of the Company, the exercise price of such Option must be at least 110% of the Fair Market Value of the shares of Common Stock on the date of grant and the Option must expire within a period of not more than five years from the date of grant. Notwithstanding anything in this Section 8 to the contrary, Options designated as Incentive Stock Options shall not be eligible for treatment under the Code as Incentive Stock Options (and will be deemed to be Nonqualified Stock Options) to the extent that either (i) the aggregate Fair Market Value of shares of Common Stock (determined as of the time of grant) with respect to which such Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Subsidiary) exceeds $100,000, taking Options into account in the order in which they were granted, or (ii) such Options otherwise remain exercisable but are not exercised within three months (or such other period of time provided in Section 422 of the Code) of separation of service (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder).
(d)No Stockholder Rights. Participants shall have no voting rights and will have no rights to receive dividends or Dividend Equivalents in respect of an Option or any shares of Common Stock subject to an Option until the Participant has become the holder of record of such shares.
9.Stock Appreciation Rights
(a)General Terms. The grant, issuance, retention, vesting and/or settlement of any Stock Appreciation Right shall occur at such time and be subject to such terms and conditions as determined by the Committee or under criteria established by the Committee, which may include conditions based on continued employment or engagement, passage of time, attainment of age and/or service requirements, and/or satisfaction of performance conditions. The term of a Stock Appreciation Right shall in no event be greater than 10 years; provided, however, the term of a Stock Appreciation Right shall be automatically extended if, at the time of its scheduled expiration, the Participant holding such Stock Appreciation Right is prohibited by law or the Company’s insider trading policy from exercising the Stock Appreciation Right which extension shall expire on the 30th day following the date such prohibition no longer applies. Stock Appreciation Rights may be granted to Participants from time to time either in tandem with or as a component of Options granted under the Plan (“tandem SARs”) or not in conjunction with other Awards (“freestanding SARs”). Upon exercise of a tandem SAR as to some or all of the shares covered by the grant, the related Option shall be canceled automatically to the extent of the number of shares covered by such exercise. Conversely, if the related Option is exercised as to some or all of the shares covered by the grant, the related tandem SAR, if any, shall be canceled automatically to the extent of the number of shares covered by the Option exercise. Any Stock Appreciation Right granted in tandem with an Option may be granted at the same time such Option is granted or at any time thereafter before exercise or expiration of such Option, provided that the Fair Market Value of Common Stock on the date of the SAR’s grant is not greater than the exercise price of the related Option. All freestanding SARs shall be granted subject to the same terms and conditions applicable to Options as set forth in Section 8 and all tandem SARs shall have the same exercise price as the Option to which they relate. Subject to the provisions of Section 8 and the immediately preceding sentence, the Committee may impose such other conditions or restrictions on any Stock Appreciation Right as it shall deem appropriate. Stock Appreciation Rights may be settled in Common Stock, cash, Restricted Stock or a combination thereof, as determined by the Committee and set forth in the applicable Award Agreement.
(b)No Stockholder Rights. Participants shall have no voting rights and will have no rights to receive dividends or Dividend Equivalents in respect of an Award of Stock Appreciation Rights or any shares of Common Stock subject to an Award of Stock Appreciation Rights until the Participant has become the holder of record of such shares.
10.Restricted Stock and Restricted Stock Units
(a)Vesting and Performance Criteria. The grant, issuance, vesting and/or settlement of any Award of Restricted Stock or Restricted Stock Units shall occur at such time and be subject to such terms and conditions as determined by the Committee or under criteria established by the Committee, which may include conditions based on continued employment or engagement, passage of time, attainment of age and/or service requirements, and/or satisfaction of performance conditions. In addition, the Committee shall have the right to grant Restricted Stock or Restricted Stock Unit Awards as the form of payment for grants or rights earned or due under other stockholder-approved compensation plans or arrangements of the Company.
(b)Dividends and Distributions. Participants in whose name Restricted Stock is granted shall be entitled to receive all dividends and other distributions paid with respect to those shares of Common Stock, unless determined otherwise by the Committee. The Committee will determine whether any such dividends or distributions will be automatically reinvested in additional shares of Restricted Stock and/or subject to the same restrictions on transferability as the Restricted Stock with respect to which they were distributed or whether such dividends or distributions will be paid in cash. Shares underlying Restricted Stock Units shall be entitled to dividends or distributions only to the extent provided by the Committee. Notwithstanding anything herein to the contrary, in no event will dividends or Dividend Equivalents be paid during the performance period with respect to unearned Awards of Restricted Stock or Restricted Stock Units that are subject to performance-based vesting criteria. Dividends or Dividend Equivalents accrued on such shares shall become payable no earlier than the date the performance-based vesting criteria have been achieved and the underlying shares or Restricted Stock Units have been earned.
11.Other Stock-Based Awards
(a)General Terms. The Committee is authorized, subject to limitations under applicable law, to grant to Eligible Persons such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan. The Committee shall determine the terms and conditions of such Other Stock-Based Awards. Common Stock delivered pursuant to an Other Stock-Based Award in the nature of a purchase right granted under this Section 11 shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including cash, Common Stock, other Awards, or other property, as the Committee shall determine.
(b)Dividends and Distributions. Shares underlying Other Stock-Based Awards shall be entitled to dividends or distributions only to the extent provided by the Committee. Notwithstanding anything herein to the contrary, in no event will Dividend Equivalents be paid during the performance period with respect to unearned Other Stock-Based Awards that are subject to performance-based vesting criteria. Dividend Equivalents accrued on such shares shall become payable no earlier than the date the performance-based vesting criteria have been achieved and the shares underlying the Other Stock-Based Award have been earned.
12.Incentive Bonuses
(a)Performance Criteria. The Committee shall establish the performance criteria and level of achievement versus such criteria that shall determine the amount payable under an Incentive Bonus, which may include a target, threshold and/or maximum amount payable and any formula for determining such achievement, and which criteria may be based on performance conditions.
(b)Timing and Form of Payment. The Committee shall determine the timing of payment of any Incentive Bonus. Payment of the amount due under an Incentive Bonus may be made in cash or in Common Stock, as determined by the Committee.
(c)Discretionary Adjustments. Notwithstanding satisfaction of any performance goals, the amount paid under an Incentive Bonus on account of either financial performance or personal performance evaluations may be adjusted by the Committee on the basis of such further considerations as the Committee shall determine.
13.Performance Awards
The Committee may establish performance criteria and level of achievement versus such criteria that shall determine the number of shares of Common Stock, Restricted Stock Units, or cash to be granted, retained, vested, issued or issuable under or in settlement of or the amount payable pursuant to an Award (any such Award, a “Performance Award”). A Performance Award may be identified as “Performance Share,” “Performance Equity,” “Performance Unit” or other such term as chosen by the Committee.
14.Deferral of Payment
The Committee may, in an Award Agreement or otherwise, provide for the deferred delivery of Common Stock or cash upon settlement, vesting or other events with respect to Restricted Stock Units, Other Stock-Based Awards or in payment or satisfaction of an Incentive Bonus. Notwithstanding anything herein to the contrary, in no event will any election to defer the delivery of Common Stock or any other payment with respect to any Award be allowed if the Committee determines, in its sole discretion, that the deferral would result in the imposition of the additional tax under Section 409A(a)(1)(B) of the Code. No Award shall provide for deferral of compensation that does not comply with Section 409A of the Code. The Company, any Subsidiary or Affiliate which is in existence or hereafter comes into existence, the Board and the Committee shall have no liability to a Participant, or any other party, if an Award that is intended to be exempt from, or compliant with, Section 409A of the Code is not so exempt or compliant or for any action taken by the Board or the Committee.
15.Conditions and Restrictions Upon Securities Subject to Awards
The Committee may provide that the Common Stock issued upon exercise of an Option or Stock Appreciation Right or otherwise subject to or issued under an Award shall be subject to such further agreements, restrictions, conditions or limitations as the Committee in its discretion may specify prior to the exercise of such Option or Stock Appreciation Right or the grant, vesting or settlement of such Award, including conditions on vesting or transferability, forfeiture or repurchase provisions and method of payment for the Common Stock issued upon exercise, vesting or settlement of such Award (including the actual or constructive surrender of Common Stock already owned by the Participant) or payment of taxes arising in connection with an Award. Without limiting the foregoing, such restrictions may address the timing and manner of any resales by the Participant or other subsequent transfers by the Participant of any shares of Common Stock issued under an Award, including (a) restrictions under an insider trading policy or pursuant to applicable law, (b) restrictions designed to delay and/or coordinate the timing and manner of sales by the Participant and holders of other Company equity compensation arrangements, (c) restrictions as to the use of a specified brokerage firm for such resales or other transfers and (d) provisions requiring Common Stock be sold on the open market or to the Company in order to satisfy tax withholding or other obligations.
16.Adjustment of and Changes in the Stock
(a)The number and kind of shares of Common Stock available for issuance under this Plan (including under any Awards then outstanding), and the number and kind of shares of Common Stock subject to the limits set forth in Section 5, shall be equitably adjusted by the Committee to reflect any reorganization, reclassification, combination of shares, stock split, reverse stock split, spin-off, dividend or distribution of securities, property or cash (other than regular, quarterly cash dividends), or any other event or transaction that affects the number or kind of shares of Common Stock outstanding. Such adjustment may be designed to comply with Section 424 of the Code or may be designed to treat the shares of Common Stock available under the Plan and subject to Awards as if they were all outstanding on the record date for such event or transaction or to increase the number of such shares of Common Stock to reflect a deemed reinvestment in shares of Common Stock of the amount distributed to the Company’s securityholders. The terms of any outstanding Award shall also be equitably adjusted by the Committee as to price, number or kind of shares of Common Stock subject to such Award, vesting, performance criteria, and other terms to reflect the foregoing events, which adjustments need not be uniform as between different Awards or different types of Awards. No fractional shares of Common Stock shall be issued or issuable pursuant to such an adjustment.
(b)In the event there shall be any other change in the number or kind of outstanding shares of Common Stock, or any stock or other securities into which such Common Stock shall have been changed, or for which it shall have been exchanged, by reason of a Change in Control, other merger, consolidation or otherwise, then the Committee shall determine the appropriate and equitable adjustment to be effected, which adjustments need not be uniform between different Awards or different types of Awards. In addition, in the event of such change described in this paragraph, the Committee may accelerate the time or times at which any Award may be exercised, consistent with and as otherwise permitted under Section 409A of the Code, and may provide for cancellation of such accelerated Awards that are not exercised within a time prescribed by the Committee in its sole discretion.
(c)Unless otherwise expressly provided in the Award Agreement or another contract, including an employment, offer, services or severance agreement or letter or a severance policy in which the Participant participates, or under the terms of a transaction constituting a Change in Control, the Committee shall provide that the following shall occur upon a Participant’s Termination of Employment without Cause or as a result of a material reduction in the Participant’s duties, authority or responsibilities (but excluding any change in title that does not represent a material reduction in the Participant’s duties, authority or responsibilities) within 12 months following a Change in Control, subject to the applicable Participant signing a separation agreement and release agreement (the “Separation Agreement and Release”) and it becoming fully effective, all within 60 days after the Participant’s last day of employment for any reason (or such shorter period as set forth in the Separation Agreement and Release): (i) in the case of an Option or Stock Appreciation Right, the Participant shall have the ability to exercise any portion of the Option or Stock Appreciation Right not previously exercisable, (ii) in the case of any Award the vesting of which is in whole or in part subject to performance criteria or an Incentive Bonus, all conditions to the grant, issuance, retention, vesting or transferability of, or any other restrictions applicable to, such Award shall immediately lapse and the Participant shall have the right to receive a payment based on target level achievement or actual performance through a date determined by the Committee, and (iii) in the case of outstanding Restricted Stock, Restricted Stock Units or Other Stock-Based Awards (other than those referenced in subsection (ii)), all conditions to the grant, issuance, retention, vesting or transferability of, or any other restrictions applicable to, such Award shall immediately lapse, in each case, as of the later of the date of termination or the effective date of the Separation Agreement and Release (such later date being the “Accelerated Vesting Date”); provided that any termination or forfeiture of the unvested portion of such Awards that would otherwise occur on the date of termination in the absence of this paragraph will be delayed until the effective date of the Separation Agreement and Release and will only occur if the vesting pursuant to this subsection does not occur due to the absence of the Separation Agreement and Release becoming fully effective within the time period set forth therein. Notwithstanding anything herein to the contrary, in the event of a Change in Control in which the acquiring or surviving company in the transaction does not assume or continue outstanding Awards or issue substitute awards upon the Change in Control, immediately prior to the Change in Control, all Awards that are not assumed, continued or substituted for shall be treated as follows effective immediately prior to the Change in Control: (A) in the case of an Option or Stock Appreciation Right, the Participant shall have the ability to exercise such Option or Stock Appreciation Right, including any portion of the Option or Stock Appreciation Right not previously exercisable, (B) in the case of any Award the vesting of which is in whole or in part subject to performance criteria or an Incentive Bonus, all conditions to the grant, issuance, retention, vesting or transferability of, or any other restrictions applicable to, such Award shall immediately lapse and the Participant shall have the right to receive a payment based on target level achievement or actual performance through a date determined by the Committee, as determined by the Committee, and (C) in the case of outstanding Restricted Stock, Restricted Stock Units or Other Stock-Based Awards (other than those referenced in subsection (B)), all conditions to the grant, issuance, retention, vesting or transferability of, or any other restrictions applicable to, such Award shall immediately lapse. In no event shall any action be taken pursuant to this Section 16(c) that would change the payment or settlement date of an Award in a manner that would result in the imposition of any additional taxes or penalties pursuant to Section 409A of the Code.
(d)Notwithstanding anything in this Section 16 to the contrary, in the event of a Change in Control, the Committee may provide for the cancellation and cash settlement of all outstanding Awards upon such Change in Control.
(e)Notwithstanding anything in this Section 16 to the contrary, an adjustment to an Option or Stock Appreciation Right under this Section 16 shall be made in a manner that will not result in the grant of a new Option or Stock Appreciation Right under Section 409A of the Code.
17.Transferability
Each Award may not be sold, transferred for value, pledged, assigned, or otherwise alienated or hypothecated by a Participant other than by will or the laws of descent and distribution, and each Option or Stock Appreciation Right shall be exercisable only by the Participant during his or her lifetime. Notwithstanding the foregoing, (a) outstanding Options may be exercised following the Participant’s death by the Participant’s beneficiaries or as permitted by the Committee and (b) as permitted by the Committee, a Participant may transfer or assign an Award as a gift to an entity wholly owned by such Participant (an “Assignee Entity”), provided that such Assignee Entity shall be entitled to exercise assigned Options and Stock Appreciation Rights only during the lifetime of the assigning Participant (or following the assigning Participant’s death, by the Participant’s beneficiaries or as otherwise permitted by the Committee) and provided further that such Assignee Entity shall not further sell, pledge, transfer, assign or otherwise alienate or hypothecate such Award.
18.Compliance with Laws and Regulations
(a)This Plan, the grant, issuance, vesting, exercise and settlement of Awards hereunder, and the obligation of the Company to sell, issue or deliver shares of Common Stock under such Awards, shall be subject to all applicable foreign, federal, state and local laws, rules and regulations, stock exchange rules and regulations, and to such approvals by any governmental or regulatory agency as may be required. The Company shall not be required to register in a Participant’s name or deliver Common Stock prior to the completion of any registration or qualification of such shares under any foreign, federal, state or local law or any ruling or regulation of any government body which the Committee shall determine to be necessary or advisable. To the extent the Company is unable to or the Committee deems it infeasible to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares of Common Stock hereunder, the Company and its Subsidiaries shall be relieved of any liability with respect to the failure to issue or sell such shares of Common Stock as to which such requisite authority shall not have been obtained. No Option shall be exercisable and no Common Stock shall be issued and/or transferable under any other Award unless a registration statement with respect to the Common Stock underlying such Option is effective and current or the Company has determined, in its sole and absolute discretion, that such registration is unnecessary.
(b)In the event an Award is granted to or held by a Participant who is employed or providing services outside the United States, the Committee may, in its sole discretion, modify the provisions of the Plan or of such Award as they pertain to such individual to comply with applicable foreign law or to recognize differences in local law, currency or tax policy. The Committee may also impose conditions on the grant, issuance, exercise, vesting, settlement or retention of Awards in order to comply with such foreign law and/or to minimize the Company’s obligations with respect to tax equalization for Participants employed outside their home country.
19.Withholding
To the extent required by applicable federal, state, local or foreign law, the Committee may, and/or a Participant shall, make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise with respect to any Award or the issuance or sale of any shares of Common Stock. The Company shall not be required to recognize any Participant rights under an Award, to issue shares of Common Stock or to recognize the disposition of such shares of Common Stock until such obligations are satisfied. To the extent permitted or required by the Committee, these obligations may or shall be satisfied by the Company withholding cash from any compensation otherwise payable to or for the benefit of a Participant, the Company withholding a portion of the shares of Common Stock that otherwise would be issued to a Participant under such Award or any other Award held by the Participant, or by the Participant tendering to the Company cash or, if allowed by the Committee, shares of Common Stock.
20.Amendment of the Plan or Awards
The Board may amend, alter or discontinue this Plan, and the Committee may amend or alter any Award Agreement or other document evidencing an Award made under this Plan; however, except as provided pursuant to the provisions of Section 16, no such amendment shall, without the approval of the stockholders of the Company:
(a)increase the maximum number of shares of Common Stock for which Awards may be granted under this Plan;
(b)reduce the price at which Options may be granted below the price provided for in Section 8(a);
(c)extend the term of this Plan;
(d)change the class of Persons eligible to be Participants; or
(e)otherwise amend the Plan in any manner requiring stockholder approval by law or the rules of any stock exchange or market or quotation system on which the Common Stock is traded, listed or quoted.
No amendment or alteration to the Plan or an Award or Award Agreement shall be made which would materially impair the rights of the holder of an Award without such holder’s consent; provided that no such consent shall be required if the Committee determines in its sole discretion and prior to the date of any Change in Control that such amendment or alteration either (i) is required or advisable in order for the Company, the Plan or the Award to satisfy any law or regulation or to meet the requirements of, or avoid adverse financial accounting consequences under, any accounting standard, or (ii) is not reasonably likely to significantly diminish the benefits provided under such Award, or that any such diminishment has been adequately compensated.
21.No Liability of Company
The Company, any Subsidiary or Affiliate which is in existence or hereafter comes into existence, the Board and the Committee shall not be liable to a Participant or any other person as to: (a) the non-issuance or sale of shares of Common Stock as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares of

Common Stock hereunder; and (b) any tax consequence expected, but not realized, by any Participant or other person due to the receipt, vesting, exercise or settlement of any Award granted hereunder.
22.Non-Exclusivity of Plan
Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including the granting of Restricted Stock or Options otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.
23.Governing Law
This Plan and any agreements or other documents hereunder shall be interpreted and construed in accordance with the laws of the State of Delaware and applicable federal law. Any reference in this Plan or in the agreement or other document evidencing any Awards to a provision of law or to a rule or regulation shall be deemed to include any successor law, rule or regulation of similar effect or applicability.
24.No Right to Employment, Reelection or Continued Service
Nothing in this Plan or an Award Agreement shall interfere with or limit in any way the right of the Company, its Subsidiaries and/or its Affiliates to terminate any Participant’s employment, service on the Board or service at any time or for any reason not prohibited by law, nor shall this Plan or an Award itself confer upon any Participant any right to continue his or her employment or service for any specified period of time. Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company, any Subsidiary and/or its Affiliates. Subject to Sections 4 and 20, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Board without giving rise to any liability on the part of the Company, its Subsidiaries and/or its Affiliates.
25.Specified Employee Delay
To the extent any payment under this Plan is considered deferred compensation subject to the restrictions contained in Section 409A of the Code, such payment may not be made to a specified employee (as determined in accordance with a uniform policy adopted by the Company with respect to all arrangements subject to Section 409A of the Code) upon Separation from Service before the date that is six months after the specified employee’s Separation from Service (or, if earlier, the specified employee’s death). Any payment that would otherwise be made during this period of delay shall be accumulated and paid on the sixth month plus one day following the specified employee’s Separation from Service (or, if earlier, as soon as administratively practicable after the specified employee’s death).
26.No Liability of Committee Members
No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his or her behalf in his or her capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan, unless arising out of such Person’s own fraud or willful bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such Person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such Persons may be entitled under the Company’s Certificate of Incorporation and Bylaws (as each may be amended from time to time), as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

27.Severability
If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.
28.Unfunded Plan
The Plan is intended to be an unfunded plan. Participants are and shall at all times be general creditors of the Company with respect to their Awards. If the Committee or the Company chooses to set aside funds in a trust or otherwise for the payment of Awards under the Plan, such funds shall at all times be subject to the claims of the creditors of the Company in the event of its bankruptcy or insolvency.
29.Clawback/Recoupment
Awards granted under this Plan will be subject to recoupment in accordance with any clawback policy that the Company adopts or is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Rule 10D-1 under the Exchange Act or other applicable law. In addition, the Committee may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Committee determines necessary or appropriate, including a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of misconduct. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or be deemed a “constructive termination” (or any similar term) as such terms are used in any agreement between any Participant and the Company.
30.Interpretation
Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference and shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof. Words in the masculine gender shall include the feminine gender, and where appropriate, the plural shall include the singular and the singular shall include the plural. The use herein of the word “including” following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation”, “but not limited to”, or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter. References herein to any agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and not prohibited by the Plan.

FIRST AMENDMENT
TO THE
NEUROGENE INC.
2023 EQUITY INCENTIVE PLAN
(the “Amendment”)
Neurogene Inc., a Delaware corporation (the “Company”), hereby amends the Neurogene Inc. 2023 Equity Incentive Plan (the “Plan”), effective as of June 12, 2025, as follows:
1.    Section 5(a) of the Plan is hereby deleted in its entirety and replaced with the following:
    “(a)    Aggregate Limits. The aggregate number of shares of Common Stock issuable under the Plan shall be equal to (i) 3,344,857, plus (ii) any shares of Common Stock added as a result of the following sentence (collectively, the “Share Pool”). The Share Pool will automatically increase on January 1 of each year beginning in 2026 and ending with a final increase on January 1, 2033 in an amount equal to 4% of the total number of shares of Common Stock outstanding on such date (inclusive of shares issuable upon the exercise of any outstanding pre-funded warrants and the conversion of any outstanding shares of convertible preferred stock); provided, however, that the Committee may provide that there will be no January 1 increase in the Share Pool for any such year or that the increase in the Share Pool for any such year will be a smaller number of shares of Common Stock than would otherwise occur pursuant to this sentence. The aggregate number of shares of Common Stock available for grant under this Plan and the number of shares of Common Stock subject to Awards outstanding at the time of any event described in Section 16 shall be subject to adjustment as provided in Section 16. The shares of Common Stock issued pursuant to Awards granted under this Plan may be shares that are authorized and unissued or shares that were reacquired by the Company, including shares purchased in the open market.
2.    Except as modified by this Amendment, the Plan shall remain unchanged and shall remain in full force and effect.

Appendix B
NEUROGENE INC.
2023 EMPLOYEE STOCK PURCHASE PLAN
1.Purpose
The purpose of this Neurogene Inc. 2023 Employee Stock Purchase Plan (the “Plan”) is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock through accumulated Contributions. The Company’s intention is to have the Plan qualify as an “employee stock purchase plan” under Section 423 of the Code. The provisions of the Plan, accordingly, will be construed so as to extend and limit Plan participation in a uniform and nondiscriminatory basis consistent with the requirements of Section 423 of the Code.
2.Definitions.
(a)“Administrator” means the Compensation Committee of the Board (or any successor committee) or such other committee as designated by the Board to administer the Plan under Section 14.
(b)“Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where options are, or will be, granted under the Plan.
(c)“Board” means the Board of Directors of the Company.
(d)“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rulings and regulations issued thereunder.
(e)“Common Stock” means the common stock of the Company, $0.000001 par value per share.
(f)“Company” means Neurogene Inc., a Delaware corporation, and any successor corporation.
(g)“Compensation” means an Eligible Employee’s base salary or base hourly rate of pay before deduction for any salary deferral contributions made by the Eligible Employee to any tax-qualified or nonqualified deferred compensation plan, but excluding commissions, overtime, incentive compensation, bonuses and other forms of compensation. The Administrator, in its discretion, may, on a uniform and nondiscriminatory basis, establish a different definition of Compensation for an Offering Period.
(h)“Contributions” means the payroll deductions and any other additional payments that the Administrator may permit to be made by a Participant to fund the exercise of options granted pursuant to the Plan, subject to Section 423 of the Code.
(i)“Designated Subsidiary” means any Subsidiary that has been designated by the Administrator from time to time in its sole discretion as eligible to participate in the Plan. As of the date of adoption of the Plan, there are no Designated Subsidiaries.
(j)“Eligible Employee” means any person, including an officer, who is employed by the Company or a Designated Subsidiary (i) for at least 20 hours per week, (ii) for at least five months in any calendar year and (iii) has been employed for at least six months prior to the Enrollment Date. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave. “Eligible Employee” shall not include any person who is a citizen or resident of a foreign jurisdiction if granting them an option under the Plan would violate the law of such jurisdiction, or if compliance with the laws of the jurisdiction would cause the Plan to violate Section 423 of the Code.
(k)“Employer” means the Company and each Designated Subsidiary.
(l)“Enrollment Date” means the first Trading Day of each Offering Period.

(m)“Exchange Act” means the Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.
(n)“Exercise Date” means the last Trading Day of each Purchase Period.
(o)“Fair Market Value” means as of any date, the value of the Common Stock determined as follows: (i) if the Common Stock is listed on any established stock exchange, system or market, its Fair Market Value shall be the closing price for the Common Stock as quoted on such exchange, system or market as reported in the Wall Street Journal or such other source as the Administrator deems reliable (or, if no sale of Common Stock is reported for such date, on the next preceding date on which a closing price shall have been reported); and (ii) in the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.
(p)“New Exercise Date” means a new Exercise Date if the Administrator shortens any Offering Period then in progress.
(q)“Offering” means an offer under the Plan of an option that may be exercised during an Offering Period as further described in Section 4. For purposes of the Plan, the Administrator may designate separate Offerings under the Plan (the terms of which need not be identical) in which Eligible Employees of one or more Employers will participate, even if the dates of the applicable Offering Periods of each such Offering are identical and the provisions of the Plan will separately apply to each Offering. To the extent permitted by Treasury Regulation Section 1.423-2(a)(1), the terms of each Offering need not be identical provided that the terms of the Plan and an Offering together satisfy Treasury Regulation Sections 1.423-2(a)(2) and (a)(3).
(r)“Offering Periods” means the periods established by the Administrator (not to exceed 27 months) during which an option granted pursuant to the Plan may be exercised. The duration and timing of Offering Periods may be changed pursuant to Sections 4, 18 and 19. The first Offering Period shall commence on a date established by the Administrator and end on the last day a full fiscal quarter of the Company, to be determined by the Administrator, that ends up to eight full fiscal quarters following the date the Offering Period commences, and subsequent Offering Periods shall be each six-month period (two full fiscal quarters) commencing after the first Offering Period ends.
(s)“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.
(t)“Participant” means an Eligible Employee who elects to participate in the Plan.
(u)“Purchase Period” means the period during an Offering Period during which shares of Common Stock may be purchased on a Participant’s behalf in accordance with the terms of the Plan. Unless otherwise determined by the Administrator, during the first Offering Period, the Purchase Period will begin on the first date of the Offering Period and end on the last day of the second full fiscal quarter that follows the date on which Purchase Period commences, and subsequent Purchase Periods shall be each six-month period (two full fiscal quarters) commencing thereafter. Unless the Administrator determines otherwise, each Purchase Period will be a six-month period (two full fiscal quarters).
(v)“Purchase Price” means an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower; provided however, that the Purchase Price may be determined for subsequent Offering Periods by the Administrator subject to compliance with Section 423 of the Code (or any other Applicable Law) or pursuant to Section 18.
(w)“Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.
(x)“Trading Day” means a day on which the national stock exchange upon which the Common Stock is listed is open for trading or, if the Common Stock is not listed on a national stock exchange, a business day as determined by the Administrator in good faith.
(y)“Treasury Regulations” means the Treasury regulations of the Code. Reference to a specific Treasury Regulation or Section of the Code shall include such Treasury Regulation or Section, any valid regulation promulgated under such Section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such Section or regulation.

3.Eligibility.
(a)Offering Periods. Any Eligible Employee on a given Enrollment Date will be eligible to participate in the Plan if he or she was employed by the Company for at least six (6) months immediately preceding the Enrollment Date, subject to the requirements of Section 5; provided, however, that an Eligible Employee who commences employment with the Company or a Designated Subsidiary following such 30-day period will be eligible to participate in the Plan at the beginning of the next Purchase Period to occur that is at least 30 calendar days following the commencement of his or her employment with the Company or a Designated Subsidiary. Eligible Employees who do not elect to participate in the Plan on a given Enrollment Date may elect to participate in the Plan at the beginning of any subsequent Purchase Period, as determined by the Administrator.
(b)Non-U.S. Employees. Employees who are citizens or residents of a non-U.S. jurisdiction (without regard to whether they also are citizens or residents of the United States or resident aliens (within the meaning of Section 7701(b)(1)(A) of the Code)) may be excluded from participation in the Plan or an Offering if the participation of such employees is prohibited under the laws of the applicable jurisdiction or if complying with the laws of the applicable jurisdiction would cause the Plan or an Offering to violate Section 423 of the Code. In addition, as provided in Section 14, the Administrator may establish one or more sub-plans of the Plan (which may, but are not required to, comply with the requirements of Section 423 of the Code) to provide benefits to employees of Designated Subsidiaries located outside the United States in a manner that complies with local law. Any such sub-plan will be a component of the Plan and will not be a separate plan.
(c)Limitations. Any provisions of the Plan to the contrary notwithstanding, no Eligible Employee will be granted an option under the Plan (i) to the extent that, immediately after the grant, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company or any Parent or Subsidiary of the Company and/or hold outstanding options to purchase such stock possessing 5% or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Parent or Subsidiary of the Company, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans (as defined in Section 423 of the Code) of the Company or any Parent or Subsidiary of the Company accrues at a rate, which exceeds $25,000 worth of stock (determined at the Fair Market Value of the stock at the time such option is granted) for each calendar year in which such option is outstanding at any time, as determined in accordance with Section 423 of the Code and the regulations thereunder.
4.Offering Periods
The Plan will be implemented by consecutive Offering Periods with new Offering Periods commencing at such times as determined by the Administrator. The Administrator will have the power to change the duration of Offering Periods (including the commencement dates thereof) without stockholder approval.
5.Participation
An Eligible Employee may participate in the Plan by (i) submitting to the Company’s human resources department (or its delegate), on or before a date determined by the Administrator prior to an applicable Enrollment Date (or prior to the first day of the applicable Purchase Period, as provided under Section 3(a)), a properly completed subscription agreement authorizing Contributions in the form provided by the Administrator for such purpose, or (ii) following an electronic or other enrollment procedure determined by the Administrator.
6.Contributions
(a)At the time a Participant enrolls in the Plan pursuant to Section 5, such Participant will elect to have payroll deductions made on each pay day or other Contributions (to the extent permitted by the Administrator) made during the Offering Period (or portion thereof) in an amount equal to at least 1% but not exceeding 15% of the Compensation (or such other percentage of Compensation as determined by the Administrator in its sole discretion, prior to the commencement of an applicable Offering Period), which he or she receives on each pay day during the Offering Period; provided, however, that should a pay day occur on an Exercise Date, a Participant will have any payroll deductions made on such day applied to his or her notional account under the subsequent Purchase Period or Offering Period. The minimum projected Contribution by any Participant for an Offering Period shall be $500. The maximum permissible Contribution by any Participant for all Offering Periods during any calendar year shall be $25,000. The Administrator, in its sole discretion and to the extent permitted by Section 423 of the Code, may permit all Participants in a specified Offering to contribute amounts to the Plan through payment by cash, check or other means set forth in the subscription agreement prior to each Exercise Date of each Purchase Period. A

Participant’s subscription agreement will remain in effect for successive Offering Periods unless terminated as provided in Section 10.
(b)Payroll deductions for a Participant will commence on the first pay day following the Enrollment Date (or such later date on which a Participant enrolls in the Plan pursuant to Section 5) and will end on the last pay day prior to the Exercise Date of such Purchase Period to which such authorization is applicable, unless sooner terminated by the Participant as provided in Section 10; provided, however, that with respect to the first Offering Period, payroll deduction for a Participant will not commence until such time as determined by the Administrator.
(c)All Contributions made for a Participant will be credited to his or her notional account under the Plan and payroll deductions will be made in whole percentages only. Except to the extent permitted by the Administrator pursuant to Section 6(a), a Participant may not make any additional payments into such notional account.
(d)A Participant may discontinue his or her participation in the Plan as provided in Section 10. Participants shall not be permitted to increase or to otherwise decrease their rates of Contributions during a Purchase Period unless otherwise determined by the Administrator in its sole discretion; provided, however, that Participants shall be permitted to increase or decrease their rates of Contributions effective as of the beginning of each Purchase Period.
(e)Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code, a Participant’s Contributions may be decreased to 0% at any time during a Purchase Period. Subject to Section 423(b)(8) of the Code, Contributions will recommence at the rate originally elected by the Participant effective as of the beginning of the first Purchase Period scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section 10.
(f)At the time the option under the Plan is exercised, in whole or in part, or at the time some or all of the Common Stock issued under the Plan is disposed of (or any other time that a taxable event related to the Plan occurs), the Participant must make adequate provision for the Company’s or Employer’s federal, state, local or any other tax liability payable to any authority including taxes imposed by jurisdictions outside of the United States, national insurance, social security or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock (or any other time that a taxable event related to the Plan occurs). At any time, the Company or the Employer may, but will not be obligated to, withhold from the Participant’s compensation the amount necessary for the Company or the Employer to meet applicable withholding obligations, including any withholding required to make available to the Company or the Employer any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Eligible Employee. In addition, the Company or the Employer may, but will not be obligated to, withhold from the proceeds of the sale of Common Stock or any other method of withholding the Company or the Employer deems appropriate to the extent permitted by Treasury Regulation Section 1.423-2(f).
7.Grant of Option
On the Enrollment Date of each Offering Period, each Eligible Employee participating in such Offering Period (or any Purchase Period within such Offering Period) will be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of Common Stock determined by dividing (i) such Eligible Employee’s Contributions accumulated prior to such Exercise Date and retained in the Eligible Employee’s notional account as of the Exercise Date by (ii) the applicable Purchase Price; provided, however, that in no event will an Eligible Employee be permitted to purchase during each Purchase Period more than 5,000 shares of Common Stock (subject to any adjustment pursuant to Section 18); provided, further, that such purchase will be subject to the limitations set forth in Sections 3(c) and 13. The Eligible Employee may accept the grant of such option by electing to participate in the Plan in accordance with the requirements of Section 5. The Administrator may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of Common Stock that an Eligible Employee may purchase during each Purchase Period of an Offering Period. Exercise of the option will occur as provided in Section 8, unless the Participant has withdrawn pursuant to Section 10. The option will expire on the last day of the Offering Period.
8.Exercise of Option
(a)Unless a Participant withdraws from the Plan as provided in Section 10, such Participant’s option for the purchase of shares of Common Stock will be exercised automatically on the Exercise Date, and the maximum number of full shares subject to the option will be purchased for such Participant at the applicable Purchase Price with the accumulated Contributions from his or her notional account. No fractional shares of Common Stock will be purchased; unless determined by the Administrator, any Contributions accumulated in a Participant’s notional account that are not sufficient to purchase a full share will be retained in the Participant’s notional account for the subsequent Purchase Period or Offering Period, subject to earlier withdrawal by the Participant as provided in Section 10. Any other funds left over in a Participant’s notional account after the Exercise Date will be returned to the Participant (without interest thereon, except as otherwise required under Applicable Law, as further set forth in Section 12). During a Participant’s lifetime, a Participant’s option to purchase shares hereunder is exercisable only by him or her.
(b)If the Administrator determines that, on a given Exercise Date, the number of shares of Common Stock with respect to which options are to be exercised may exceed (i) the number of shares of Common Stock that were available for sale under the Plan on the Enrollment Date of the applicable Offering Period, or (ii) the number of shares of Common Stock available for sale under the Plan on such Exercise Date, the Administrator may in its sole discretion (x) provide that the Company will make a pro rata allocation of the shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as will be practicable and as it will determine in its sole discretion to be equitable among all Participants exercising options to purchase Common Stock on such Exercise Date, and continue all Offering Periods then in effect, or (y) provide that the Company will make a pro rata allocation of the shares available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as will be practicable and as it will determine in its sole discretion to be equitable among all Participants exercising options to purchase Common Stock on such Exercise Date, and terminate any or all Offering Periods then in effect pursuant to Section 19. The Company may make a pro rata allocation of the shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company’s stockholders subsequent to such Enrollment Date.
9.Delivery
As soon as reasonably practicable after each Exercise Date on which a purchase of shares of Common Stock occurs, the Company will arrange the delivery to each Participant of the shares purchased upon exercise of his or her option in a form determined by the Administrator (in its sole discretion) and pursuant to rules established by the Administrator. The Company may permit or require that shares be deposited directly with a broker designated by the Company or to a designated agent of the Company, and the Company may utilize electronic or automated methods of share transfer. The Company may require that shares be retained with such broker or agent for a designated period of time and/or may establish other procedures to permit tracking of disqualifying dispositions of such shares. No Participant will have any voting, dividend, or other stockholder rights with respect to shares of Common Stock subject to any option granted under the Plan until such shares have been purchased and delivered to the Participant as provided in this Section 9.
10.Withdrawal
A Participant may withdraw all, but not less than all, the Contributions credited to his or her notional account and not yet used to exercise his or her option under the Plan at any time by (a) submitting to the Company’s human resources department (or its delegate) a written notice of withdrawal in the form determined by the Administrator for such purpose, or (b) following an electronic or other withdrawal procedure determined by the Administrator. All of the Participant’s Contributions credited to his or her notional account will be paid to such Participant as soon as reasonably practicable after receipt of notice of withdrawal and such Participant’s option for the Offering Period will be automatically terminated, and no further Contributions for the purchase of shares will be made for such Offering Period. If a Participant withdraws from an Offering Period, Contributions will not resume at the beginning of the succeeding Offering Period, unless the Participant re-enrolls in the Plan in accordance with the provisions of Section 5.
11.Termination of Employment
Upon a Participant’s ceasing to be an Eligible Employee, for any reason, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to such Participant’s notional account during the Offering Period, but not yet used to purchase shares of Common Stock under the Plan will be returned to such Participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15 (without interest thereon, except as otherwise required under Applicable Law, as further set forth in Section 12), and such Participant’s option will be automatically terminated. In no event may a Participant be granted an option under the Plan following his or her termination of employment.
12.Interest
No interest will accrue on the Contributions of a Participant in the Plan, except as may be required by Applicable Law, as determined by the Company, and if so required by the laws of a particular jurisdiction, shall apply to all Participants in the relevant Offering except to the extent otherwise permitted by Treasury Regulation Section 1.423-2(f).
13.Stock
(a)Subject to adjustment upon changes in capitalization of the Company as provided in Section 18 hereof, the maximum number of shares of Common Stock that will be made available for sale under the Plan shall be equal to (i) 173,223 shares of Common Stock, plus (ii) any shares of Common Stock added as a result of the following sentence (collectively, the “Share Pool”). The Share Pool will automatically increase on January 1 of each year beginning in 2025 and ending with a final increase on January 1, 2033 in an amount equal to 1% of the total number of shares of Common Stock outstanding on such date; provided, however, that the Committee may provide that there will be no January 1 increase in the Share Pool for any such year or that the increase in the Share Pool for any such year will be a smaller number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence.
(b)Until the shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), a Participant will only have the rights of an unsecured creditor with respect to such shares, and no right to vote or receive dividends or any other rights as a stockholder will exist with respect to such shares.
(c)Shares of Common Stock to be delivered to a Participant under the Plan will be registered in the name of the Participant or in the name of the Participant and his or her spouse.
14.Administration
The Plan shall be administered by the Administrator. The Board shall fill vacancies on, and from time to time may remove or add members to, the Administrator. Any power of the Administrator may also be exercised by the Board. The Administrator will have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to designate separate Offerings under the Plan, to determine eligibility, to adjudicate all disputed claims filed under the Plan and to establish such procedures that it deems necessary for the administration of the Plan (including, without limitation, to adopt such procedures and sub-plans as are necessary or appropriate to permit the participation in the Plan by employees who are foreign nationals or employed outside the United States, the terms of which sub-plans may take precedence over other provisions of this Plan, with the exception of Section 13(a), but unless otherwise superseded by the terms of such sub-plan, the provisions of this Plan shall govern the operation of such sub-plan). Unless otherwise determined by the Administrator, the employees eligible to participate in each sub-plan will participate in a separate Offering. Without limiting the generality of the foregoing, the Administrator is specifically authorized to adopt rules and procedures regarding eligibility to participate, the definition of Compensation, handling of Contributions, making of Contributions to the Plan (including, without limitation, in forms other than payroll deductions), establishment of bank or trust accounts to hold Contributions, payment of interest, conversion of local currency, obligations to pay payroll tax, determination of beneficiary designation requirements, withholding procedures and handling of stock certificates that vary with applicable local requirements. The Administrator also is authorized to determine that, to the extent permitted by Treasury Regulation Section 1.423-2(f), the terms of an option granted under the Plan or an Offering to citizens or residents of a non-U.S. jurisdiction will be less favorable than the terms of options granted under the Plan or the same Offering to employees resident solely in the United States. The Administrator hereby delegates to and designates the President and Chief Financial Officer of the Company (or such other officer with similar authority), and to his or her delegates or designates, the authority to assist the Administrator in the day-to-day administration of the Plan. The Administrator may also delegate some or all of its responsibilities to one or more other persons (which may include Company personnel) and, to the extent there has been any such delegation, any reference in the Plan to the

Administrator shall include the delegate of the Administrator. Every finding, decision and determination made by the Administrator will, to the full extent permitted by Applicable Laws, be final and binding upon all parties.
15.Designation of Beneficiary
(a)If permitted by the Administrator, a Participant may file a designation of a beneficiary who is to receive any shares of Common Stock and cash, if any, from the Participant’s notional account under the Plan in the event of such Participant’s death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such Participant of such shares and cash. In addition, if permitted by the Administrator, a Participant may file a designation of a beneficiary who is to receive any cash from the Participant’s notional account under the Plan in the event of such Participant’s death prior to exercise of the option. If a Participant is married and the designated beneficiary is not the spouse, spousal consent will be required for such designation to be effective.
(b)Such designation of beneficiary may be changed by the Participant at any time by notice in a form determined by the Administrator. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company will deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.
(c)All beneficiary designations will be in such form and manner as the Administrator may designate from time to time. Notwithstanding Sections 15(a) and 15(b), the Company and/or the Administrator may decide not to permit such designations by Participants in non-U.S. jurisdictions to the extent permitted by Treasury Regulation Section 1.423-2(f).
16.Transferability
Neither Contributions credited to a Participant’s notional account nor any rights with regard to the exercise of an option or to receive shares of Common Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition will be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.
17.Use of Funds
The Company may use all Contributions received or held by it under the Plan for any corporate purpose, and the Company will not be obligated to segregate such Contributions except under Offerings in which applicable local law requires that Contributions to the Plan by Participants be segregated from the Company’s general corporate funds and/or deposited with an independent third party for Participants in non-U.S. jurisdictions. Until shares of Common Stock are issued, Participants will only have the rights of an unsecured creditor with respect to such shares.
18.Adjustments, Dissolution, Liquidation, Merger or Other Corporate Transaction
(a)Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, or other change in the corporate structure of the Company affecting the Common Stock occurs, the Administrator, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will, in such manner as it may deem equitable, adjust the number and class of Common Stock that may be delivered under the Plan, the Purchase Price per share and the number of shares of Common Stock covered by each option under the Plan that has not yet been exercised, and the numerical limits of Sections 7 and 13.
(b)Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, any Offering Period then in progress will be shortened by setting a New Exercise Date, and will terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Administrator. The New Exercise Date will be before the date of the Company’s proposed dissolution or liquidation. The Administrator will notify each Participant in writing or electronically, prior to the New Exercise

Date, that the Exercise Date for the Participant’s option has been changed to the New Exercise Date and that the Participant’s option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 10.
(c)Merger or Other Corporate Transaction. In the event of a merger, sale or other similar corporate transaction involving the Company, each outstanding option will be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, the Offering Period with respect to which such option relates will be shortened by setting a New Exercise Date on which such Offering Period shall end. The New Exercise Date will occur before the date of the Company’s proposed merger, sale or other similar corporate transaction. The Administrator will notify each Participant in writing or electronically prior to the New Exercise Date, that the Exercise Date for the Participant’s option has been changed to the New Exercise Date and that the Participant’s option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 10.
19.Amendment or Termination
(a)The Administrator, in its sole discretion, may amend, suspend, or terminate the Plan, or any part thereof, at any time and for any reason. If the Plan is terminated, the Administrator, in its discretion, may elect to terminate all outstanding Offering Periods either immediately or upon completion of the purchase of shares of Common Stock on the next Exercise Date (which may be sooner than originally scheduled, if determined by the Administrator in its discretion), or may elect to permit Offering Periods to expire in accordance with their terms (and subject to any adjustment pursuant to Section 18). If the Offering Periods are terminated prior to expiration, all amounts then credited to Participants’ notional accounts that have not been used to purchase shares of Common Stock will be returned to the Participants (without interest thereon, except as otherwise required under local laws, as further set forth in Section 12) as soon as administratively practicable.
(b)Without stockholder consent and without limiting Section 19(a), the Administrator will be entitled to change the Offering Periods or Purchase Periods, designate separate Offerings, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with Contribution amounts, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable that are consistent with the Plan.
(c)In the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Administrator may, in its discretion and, to the extent necessary or desirable, modify, amend or terminate the Plan to reduce or eliminate such accounting consequence including, but not limited to:
(i)amending the Plan to conform with the safe harbor definition under the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto), including with respect to an Offering Period underway at the time;
(ii)altering the Purchase Price for any Offering Period or Purchase Period including an Offering Period or Purchase Period underway at the time of the change in Purchase Price;
(iii)shortening any Offering Period or Purchase Period by setting a New Exercise Date, including an Offering Period or Purchase Period underway at the time of the Administrator action;
(iv)reducing the maximum percentage of Compensation a Participant may elect to set aside as Contributions; and
(v)reducing the maximum number of shares of Common Stock a Participant may purchase during any Offering Period or Purchase Period.
Such modifications or amendments will not require stockholder approval or the consent of any Participants.

20.Notices
All notices or other communications by a Participant to the Company under or in connection with the Plan will be deemed to have been duly given when received in the form and manner specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.
21.Conditions Upon Issuance of Shares
(a)Shares of Common Stock will not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto will comply with all applicable provisions of law, domestic or foreign, including the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and will be further subject to the approval of counsel for the Company with respect to such compliance.
(b)As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of Applicable Law.
22.Term of Plan
The Plan will become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. Unless terminated earlier in accordance with Section 19, the Plan shall automatically terminate on the ten-year anniversary of the date on which it becomes effective.
23.Stockholder Approval
The Plan will be subject to approval by the stockholders of the Company within 12 months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.
24.Governing Law
This Plan and any agreements or other documents hereunder shall be interpreted and construed in accordance with the laws of the State of Delaware and applicable federal law. Any reference in this Plan or in any agreements or other documents hereunder to a provision of law or to a rule or regulation shall be deemed to include any successor law, rule or regulation of similar effect or applicability.
25.Severability
If any provision of the Plan is or becomes or is deemed to be invalid, illegal, or unenforceable for any reason in any jurisdiction or as to any Participant, such invalidity, illegality or unenforceability shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as to such jurisdiction or Participant as if the invalid, illegal or unenforceable provision had not been included.
26.Interpretation
Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference and shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof. Words in the masculine gender shall include the feminine gender, and where appropriate, the plural shall include the singular and the singular shall include the plural. The use herein of the word “including” following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation”, “but not limited to”, or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter. References herein to any agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and not prohibited by the Plan.

FIRST AMENDMENT
TO THE
NEUROGENE INC.
2023 EMPLOYEE STOCK PURCHASE PLAN
(the “Amendment”)
Neurogene Inc., a Delaware corporation (the “Company”), hereby amends the Neurogene Inc. 2023 Employee Stock Purchase Plan (the “Plan”), effective as of June 12, 2025, as follows:
1.    Section 13(a) of the Plan is hereby deleted in its entirety and replaced with the following:
    “(a)    Subject to adjustment upon changes in capitalization of the Company as provided in Section 18 hereof, the maximum number of shares of Common Stock that will be made available for sale under the Plan shall be equal to (i) 321,770 shares of Common Stock, plus (ii) any shares of Common Stock added as a result of the following sentence (collectively, the “Share Pool”). The Share Pool will automatically increase on January 1 of each year beginning in 2026 and ending with a final increase on January 1, 2033 in an amount equal to 1% of the total number of shares of Common Stock outstanding on such date (inclusive of shares issuable upon the exercise of any outstanding pre-funded warrants and the conversion of any outstanding shares of convertible preferred stock); provided, however, that the Committee may provide that there will be no January 1 increase in the Share Pool for any such year or that the increase in the Share Pool for any such year will be a smaller number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence.
2.    Except as modified by this Amendment, the Plan shall remain unchanged and shall remain in full force and effect.

NEUROGENE INC.
C/O: PROXY SERVICES
P.O. BOX 9142
FARMINGDALE, NY 11735

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The Board of Directors recommends you vote FOR the following director nominees:

	For All	Withhold All	For All Except
1. Election of Class II Directors for terms expiring in 2028.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01) Sarah B. Noonberg 02) Robert Keith Woods

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

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0000676495_1 R1.0.0.2

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report/10K wrap are available at www.proxyvote.com

NEUROGENE INC.
Proxy for Annual Meeting of Stockholders on June 12, 2025
Solicited on Behalf of the Board of Directors

The undersigned stockholder(s) hereby revoke(s) all previous proxies, acknowledge(s) receipt of the Notice of the 2025 Annual Meeting of Stockholders of Neurogene Inc., the accompanying Proxy Statement and the 2024 Annual Report, and hereby appoint(s) Rachel McMinn, and Donna Cochener, or either of them, as proxies of the undersigned, each with the power to appoint her substitute, and hereby authorize(s) them, or either of them, with the power to act without the other, to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Neurogene Inc. that the undersigned stockholder(s) is/are entitled to vote at the 2025 Annual Meeting of Stockholders of Neurogene Inc. to be held at 9:00 a.m. Eastern Time on June 12, 2025, or any adjournment or postponement thereof.

The shares represented by this proxy, when properly executed, will be voted in the manner directed by the stockholder(s). If no such direction is made, but the card is signed, this proxy will be voted FOR both of the nominees listed in Proposal No. 1, and FOR Proposal Nos. 2, 3, 4 and 5, and in the discretion of the proxies with respect to such other business as may properly come before the meeting or any adjournment or postponement thereof. In the event that any of the nominees named on the reverse side of this card are unavailable for election or unable to serve, the shares represented by the proxy may be voted for a substitute nominee selected by the Board of Directors.

0000676495_2 R1.0.0.2

Continued and to be signed on reverse side